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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06463

AIM International Mutual Funds (Invesco International Mutual Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:       (713) 626-1919

Date of fiscal year end:        10/31

Date of reporting period:    10/31/16

Item 1. Report to Stockholders.

Annual Report to Shareholders	October 31, 2016

Invesco Asia Pacific Growth Fund
Nasdaq:
A: ASIAX ∎ B: ASIBX ∎ C: ASICX ∎ Y: ASIYX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Asia Pacific Growth Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

Bruce Crockett	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Asia Pacific Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco Asia Pacific Growth Fund (the Fund), at net asset value (NAV), outperformed the MSCI All Country Asia Pacific ex-Japan Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.15%
Class B Shares	10.27
Class C Shares	10.30
Class Y Shares	11.38
MSCI All Country Asia Pacific ex-Japan Index▼ (Broad Market/Style-Specific Index)	7.97
Lipper Pacific Region ex-Japan Funds Index∎ (Peer Group Index)	4.92
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The global economy continued to expand, albeit slowly, for the fiscal year ended October 31, 2016. However, that growth became increasingly uneven across developed and emerging economies, amid continued volatility in oil prices and as the policies of central banks globally began to diverge.

    An equity market rally in November 2015 was offset by negative performance in December, as a late-year crash in oil prices rattled the markets. Also in December, the US Federal Reserve (the Fed) followed through on its commitment to normalize monetary policy by raising interest rates – its first increase since 2006 – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing and negative interest rates.

    Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China and falling oil prices. Markets recovered in late February and posted gains amid concerted central bank commitments to very loose monetary policy. As a result, the US dollar fell sharply against the euro and Japanese yen, a development that was largely supportive of oil and stock prices.

    All major global stock indexes experienced steep declines again in June after UK voters opted to leave the European Union – resulting in a sharp stock-market sell-off.

    After the initial shock of the UK vote, stocks made a strong recovery, regaining most of the losses as fears of a sharp shock to consumer confidence never materialized. For the remainder of the reporting period, emerging markets outperformed developed markets as the Fed left interest rates unchanged and expectations for an interest rate increase were delayed again.

    Regardless of the macroeconomic environment, we remain focused on our bottom-up investment approach of identifying attractive companies that fit our earnings, quality and valuation (EQV) process.

    On a geographic basis, the Fund’s holdings in China, Singapore, Indonesia and South Korea delivered double-digit gains, outperforming the Fund’s broad market/ style-specific index in each of these markets and contributing favorably to both relative and absolute returns. In China, Fund holdings in the materials, consumer discretionary and consumer staples sectors showed particular strength. In contrast, the Fund’s relative underweight allocation to Australia during the reporting period, combined with weaker-than-index performance in that country, detracted from the Fund’s performance versus the broad market/style specific index.

    From a sector perspective, the Fund’s holdings in the financials, consumer staples, consumer discretionary and telecommunication services sectors outperformed those of the broad market/ style-specific index and contributed favorably to both relative and absolute returns. The Fund’s holdings in the utilities sector, however, underperformed those of the broad market/style-specific benchmark and were among the most significant detractors from the Fund’s relative performance for the reporting period.

    The Fund’s cash exposure, in a rising-market environment, was a meaningful detractor from performance versus the broad market/style-specific benchmark. It is important to note that similar to the the Fund’s sector and regional allocations, cash is a residual of our bottom-up investment process and not the result of any top-down tactical asset allocation or risk-management allocation decision. Over the reporting period, cash tended to be higher than the long-term average (generally less than 10% of total net assets) primarily due to the valuation component of our EQV philosophy. Although valuations came down in some segments of the market during the reporting period,

Portfolio Composition
By sector	% of total net assets

Financials	29.0%
Information Technology	12.8
Consumer Staples	10.0
Consumer Discretionary	8.7
Industrials	6.4
Materials	6.3
Telecommunication Services	5.7
Utilities	3.1
Health Care	2.6
Money Market Funds Plus Other Assets Less Liabilities	15.4

Top 10 Equity Holdings*
% of total net assets

1.	CK Hutchison Holdings Ltd.	4.7%
2.	WH Group Ltd.-REGS	4.0
3.	Lee & Man Paper Manufacturing Ltd.	3.6
4.	Hongkong Land Holdings Ltd.	3.6
5.	Taiwan Semiconductor Manufacturing Co. Ltd.	3.6
6.	Cheung Kong Property Holdings Ltd.	3.6
7.	Broadcom Ltd.	3.2
8.	China Mobile Ltd.	3.1
9.	Keppel REIT	3.1
10.	Public Bank Bhd.	2.9

Total Net Assets	$873.8 million

Total Number of Holdings*	44

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2016.

4                         Invesco Asia Pacific Growth Fund

valuations of quality stocks and growth stocks that our process focuses on remained resilient. This held us back from adding more holdings to the Fund’s portfolio.

    From an individual securities perspective, Taiwan Semiconductor Manufacturing Company and Lee & Man Paper Manufacturing were among the most significant contributors to Fund performance for the reporting period. Taiwan Semiconductor Manufacturing Company, based in Hsinchu, Taiwan, is the world’s largest dedicated third-party maker of semiconductors. The company benefited from better-than-expected demand for both smartphones and PCs, driving margins higher. Lee & Man Paper Manufacturing, a Hong Kong-based packaging and paper manufacturer, benefited from a reduction of supply as certain competitors were driven from the market, creating a more favorable supply/demand dynamic and driving margins higher.

    In contrast, Stella International and Aurizon Holdings were among the most significant detractors from Fund performance for the reporting period. China-based Stella International is a leading maker and retailer of premium and casual fashion footware with clients ranging from Rockport to Tory Birch (not Fund holdings). We trimmed our position in Stella International during the reporting period as the company’s stock declined due to negative profit warnings. Aurizon Holdings, an Australia-based railroad operator, was negatively impacted by the volatility in commodities over the reporting period. Weak earnings visiblity led us to sell out of the position over the first and second quarters of 2016.

    During the reporting period, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our EQV outlook for each company. We added several select holdings, such as NAVER, an internet search portal operator based in South Korea, and Swire Properties, a leading property developer based in Hong Kong. We trimmed or sold several of the Fund’s holdings with EQV characteristics that were no longer as compelling as when we first initiated positions in them, including Aurizon Holdings and Hong Kong-based shoe retailer Belle International Holdings, which were both sold during the reporting period.

    As always, we continue to look for high-quality growth companies that exhibit the following characteristics: strong organic revenue growth; high returns on capital;

pricing power; strong balance sheets; cash generation; and reasonable valuations. In addition, we continue to favor companies that are able to consistently generate cash during weak economic environments. We believe that this balanced EQV-focused approach may help deliver attractive returns over the long term.

    We thank you for your continued investment in Invesco Asia Pacific Growth Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Shuxin (Steve) Cao Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Asia Pacific
Growth Fund. He joined Invesco in 1997. Mr. Cao earned a BA in English from the Tianjin Foreign Language Institute and an MBA from Texas A&M University. He is also a Certified Public Accountant.

Brent Bates Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Asia Pacific Growth Fund.
He joined Invesco in 1996. Mr. Bates earned a BBA from Texas A&M University and is a Certified Public Accountant.

Mark Jason Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Asia Pacific Growth Fund.
He joined Invesco in 2001. Mr. Jason earned a BS in finance and a BS in real estate from California State University, Northridge.

5 Invesco Asia Pacific Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/06

1 Source: Lipper Inc.

2 Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Asia Pacific Growth Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges
Class A Shares
Inception (11/3/97)	8.66%
10 Years	7.65
5 Years	6.27
1 Year	5.03

Class B Shares
Inception (11/3/97)	8.67%
10 Years	7.62
5 Years	6.35
1 Year	5.27

Class C Shares
Inception (11/3/97)	8.18%
10 Years	7.45
5 Years	6.67
1 Year	9.30

Class Y Shares
10 Years	8.47%
5 Years	7.74
1 Year	11.38

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.45%, 2.20%, 2.20% and 1.20%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.46%, 2.21%, 2.21% and 1.21%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (11/3/97)	8.85%
10 Years	8.53
5 Years	8.81
1 Year	15.64

Class B Shares
Inception (11/3/97)	8.86%
10 Years	8.50
5 Years	8.95
1 Year	16.46

Class C Shares
Inception (11/3/97)	8.38%
10 Years	8.33
5 Years	9.24
1 Year	20.43

Class Y Shares
10 Years	9.36%
5 Years	10.33
1 Year	22.65

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

7                         Invesco Asia Pacific Growth Fund

Invesco Asia Pacific Growth Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets,

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Asia Pacific Growth Fund

multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI All Country Asia Pacific ex-Japan Index is an unmanaged index considered representative of Asia Pacific region stock markets, excluding Japan. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Pacific Region ex-Japan Funds Index is an unmanaged index considered representative of Pacific region ex-Japan funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco Asia Pacific Growth Fund

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–84.62%
Australia–9.92%
Amcor Ltd.	2,086,269	$23,298,945
Brambles Ltd.	811,566	7,100,398
Coca-Cola Amatil Ltd.	810,631	5,882,426
Computershare Ltd.	1,248,780	10,021,281
CSL Ltd.	301,579	23,004,214
Tassal Group Ltd.	5,939,448	17,357,614
		86,664,878

China–20.49%
Baidu, Inc.–ADR(a)	37,110	6,563,275
China Mobile Ltd.	2,379,000	27,254,918
Fuyao Glass Industry Group Co., Ltd.–Class A	1,906,135	4,978,039
Industrial & Commercial Bank of China Ltd.–Class H	22,205,000	13,335,066
Kweichow Moutai Co., Ltd.–Class A	495,830	23,266,500
Lee & Man Paper Manufacturing Ltd.	42,023,000	31,523,366
Minth Group Ltd.	7,074,000	25,124,414
NetEase, Inc.–ADR	82,942	21,315,265
Stella International Holdings Ltd.	11,445,000	19,863,412
Want Want China Holdings Ltd.	9,579,000	5,842,172
		179,066,427

Hong Kong–17.82%
Cheung Kong Property Holdings Ltd.	4,200,160	31,113,500
CK Hutchison Holdings Ltd.	3,318,660	41,058,279
Galaxy Entertainment Group Ltd.	2,525,000	10,369,643
Hongkong Land Holdings Ltd.	4,703,600	31,514,120
Swire Properties Ltd.	2,255,800	6,475,885
WH Group Ltd.–REGS(b)	43,410,000	35,207,357
		155,738,784

Indonesia–7.65%
PT Bank Central Asia Tbk	19,565,200	23,248,198
PT Bank Mandiri Persero Tbk	10,279,200	9,023,542
PT Pakuwon Jati Tbk	105,982,600	5,831,540
PT Perusahaan Gas Negara Persero Tbk	30,021,400	5,878,750
PT Telekomunikasi Indonesia Persero Tbk	70,809,200	22,859,889
		66,841,919

Malaysia–3.85%
Bursa Malaysia Bhd.	3,957,400	8,161,047

	Shares	Value
Malaysia–(continued)
Public Bank Bhd.	5,388,600	$25,513,791
		33,674,838

Philippines–7.31%
Energy Development Corp.	127,116,950	15,479,670
First Gen Corp.	11,399,389	5,399,711
GMA Holdings, Inc.–PDR	21,483,600	2,656,074
Metro Pacific Investments Corp.	151,811,300	22,560,193
SM Investments Corp.	536,716	7,444,234
SM Prime Holdings Inc.	18,560,900	10,305,226
		63,845,108

Singapore–8.00%
Broadcom Ltd.	164,193	27,958,784
Keppel REIT	34,111,400	26,727,115
United Overseas Bank Ltd.	1,130,900	15,249,487
		69,935,386

South Korea–1.73%
NAVER Corp.	9,477	7,100,862
Samsung Electronics Co., Ltd.	5,631	8,033,444
		15,134,306

Taiwan–3.57%
Taiwan Semiconductor Manufacturing Co. Ltd.	5,214,464	31,147,652

Thailand–4.28%
Kasikornbank PCL	5,019,000	24,602,152
Major Cineplex Group PCL	10,005,600	8,283,254
Thai Stanley Electric PCL	911,800	4,503,037
		37,388,443
Total Common Stocks & Other Equity Interests (Cost $558,586,792)		739,437,741

Money Market Funds–15.46%
Government & Agency Portfolio– Institutional Class, 0.29%(c)	81,039,513	81,039,513
Treasury Portfolio–Institutional Class, 0.22%(c)	54,026,342	54,026,342
Total Money Market Funds (Cost $135,065,855)		135,065,855
TOTAL INVESTMENTS–100.08% (Cost $693,652,647)		874,503,596
OTHER ASSETS LESS LIABILITIES–(0.08)%		(736,327)
NET ASSETS–100.00%		$873,767,269

Investment Abbreviations:

ADR	– American Depositary Receipt
PDR	– Philippine Depositary Receipt
REGS	– Regulation S
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2016 represented 4.03% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Asia Pacific Growth Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $558,586,792)	$739,437,741
Investments in affiliated money market funds, at value and cost	135,065,855
Total investments, at value (Cost $693,652,647)	874,503,596
Foreign currencies, at value (Cost $1,809,117)	1,810,460
Receivable for:
Fund shares sold	1,074,333
Dividends	425,935
Investment for trustee deferred compensation and retirement plans	119,849
Other assets	25,653
Total assets	877,959,826

Liabilities:
Payable for:
Fund shares reacquired	873,876
Accrued foreign taxes	2,440,873
Accrued fees to affiliates	528,804
Accrued trustees’ and officers’ fees and benefits	2,260
Accrued other operating expenses	210,522
Trustee deferred compensation and retirement plans	136,222
Total liabilities	4,192,557
Net assets applicable to shares outstanding	$873,767,269

Net assets consist of:
Shares of beneficial interest	$676,927,892
Undistributed net investment income	7,983,440
Undistributed net realized gain	8,002,750
Net unrealized appreciation	180,853,187
$873,767,269

Net Assets:
Class A	$467,190,596
Class B	$3,957,084
Class C	$72,871,829
Class Y	$329,747,760

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	14,786,663
Class B	134,806
Class C	2,498,282
Class Y	10,404,047
Class A:
Net asset value per share	$31.60
Maximum offering price per share
(Net asset value of $31.60 ÷ 94.50%)	$33.44
Class B:
Net asset value and offering price per share	$29.35
Class C:
Net asset value and offering price per share	$29.17
Class Y:
Net asset value and offering price per share	$31.69

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Asia Pacific Growth Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $1,371,430)	$20,487,160
Dividends from affiliated money market funds	390,726
Total investment income	20,877,886

Expenses:
Advisory fees	7,552,788
Administrative services fees	206,414
Custodian fees	388,228
Distribution fees:
Class A	1,125,238
Class B	52,072
Class C	733,756
Transfer agent fees	1,654,690
Trustees’ and officers’ fees and benefits	36,880
Registration and filing fees	84,002
Reports to shareholders	98,900
Professional services fees	66,418
Other	31,837
Total expenses	12,031,223
Less: Fees waived and expense offset arrangement(s)	(142,651)
Net expenses	11,888,572
Net investment income	8,989,314

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $713,507)	22,499,235
Foreign currencies	(13,896)
22,485,339
Change in net unrealized appreciation of:
Investment securities (net of foreign taxes of $1,033,449)	60,684,226
Foreign currencies	20,317
60,704,543
Net realized and unrealized gain	83,189,882
Net increase in net assets resulting from operations	$92,179,196

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Asia Pacific Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$8,989,314	$26,350,661
Net realized gain (loss)	22,485,339	(16,243,837)
Change in net unrealized appreciation (depreciation)	60,704,543	(104,310,361)
Net increase (decrease) in net assets resulting from operations	92,179,196	(94,203,537)

Distributions to shareholders from net investment income:
Class A	(13,895,726)	(6,938,903)
Class B	(150,826)	(81,066)
Class C	(1,839,511)	(554,964)
Class Y	(8,971,069)	(3,930,309)
Total distributions from net investment income	(24,857,132)	(11,505,242)

Distributions to shareholders from net realized gains:
Class A	—	(15,905,754)
Class B	—	(427,032)
Class C	—	(2,923,423)
Class Y	—	(7,560,901)
Total distributions from net realized gains	—	(26,817,110)

Share transactions–net:
Class A	(33,771,006)	(14,351,854)
Class B	(3,083,170)	(6,636,896)
Class C	(12,120,880)	(3,037,408)
Class Y	31,472,093	60,513,827
Net increase (decrease) in net assets resulting from share transactions	(17,502,963)	36,487,669
Net increase (decrease) in net assets	49,819,101	(96,038,220)

Net assets:
Beginning of year	823,948,168	919,986,388
End of year (includes undistributed net investment income of $7,983,440 and $24,578,659, respectively)	$873,767,269	$823,948,168

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Asia Pacific Growth Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based

13                         Invesco Asia Pacific Growth Fund

on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets,

14                         Invesco Asia Pacific Growth Fund

the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15                         Invesco Asia Pacific Growth Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 0.91%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 2.25%, 3.00%, 3.00% and 2.00%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees of $136,150.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C and Class Y shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of each class of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $106,038 in front-end sales commissions from the sale of Class A shares and $3,721, $963 and $7,356 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco Asia Pacific Growth Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2016, there were transfers from Level 1 to Level 2 of $46,952,038 and from Level 2 to Level 1 of $372,723,566, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$15,903,707	$70,761,171	$—	$86,664,878
China	104,105,541	74,960,886	—	179,066,427
Hong Kong	149,262,899	6,475,885	—	155,738,784
Indonesia	—	66,841,919	—	66,841,919
Malaysia	33,674,838	—	—	33,674,838
Philippines	63,845,108	—	—	63,845,108
Singapore	54,685,899	15,249,487	—	69,935,386
South Korea	7,100,862	8,033,444	—	15,134,306
Taiwan	31,147,652	—	—	31,147,652
Thailand	12,786,291	24,602,152	—	37,388,443
Money Market Funds	135,065,855	—	—	135,065,855
Total Investments	$607,578,652	$266,924,944	$—	$874,503,596

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $6,501.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco Asia Pacific Growth Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$24,857,132	$11,520,054
Long-term capital gain	—	26,802,298
Total distributions	$24,857,132	$38,322,352

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$8,209,351
Undistributed long-term gain	8,798,505
Net unrealized appreciation — investments	179,968,979
Net unrealized appreciation — other investments	2,238
Temporary book/tax differences	(139,696)
Shares of beneficial interest	676,927,892
Total net assets	$873,767,269

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and the treatment of passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2016, which expires as follows:

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $65,419,483 and $203,743,710, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$201,707,930
Aggregate unrealized (depreciation) of investment securities	(21,738,951)
Net unrealized appreciation of investment securities	$179,968,979

Cost of investments for tax purposes is $694,534,617.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign capital gain taxes and foreign currency transactions, on October 31, 2016, undistributed net investment income was decreased by $727,401 and undistributed net realized gain was increased by $727,401. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Asia Pacific Growth Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years Ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	2,036,325	$60,570,450	3,322,479	$105,532,830
Class B	2,349	66,083	10,622	320,599
Class C	177,152	4,835,945	454,728	13,459,302
Class Y	6,670,356	188,165,363	10,006,164	319,095,160

Issued as reinvestment of dividends:
Class A	460,370	12,632,568	726,443	22,556,041
Class B	5,541	142,167	17,252	501,161
Class C	64,456	1,643,629	117,502	3,392,286
Class Y	173,277	4,758,193	245,080	7,619,531

Automatic conversion of Class B shares to Class A shares:
Class A	72,566	2,125,618	173,093	5,502,079
Class B	(77,875)	(2,125,618)	(185,570)	(5,502,079)

Reacquired:
Class A	(3,742,768)	(109,099,642)	(4,761,851)	(147,942,804)
Class B	(42,983)	(1,165,802)	(66,916)	(1,956,577)
Class C	(694,543)	(18,600,454)	(698,211)	(19,888,996)
Class Y	(5,567,529)	(161,451,463)	(8,827,917)	(266,200,864)
Net increase (decrease) in share activity	(463,306)	$(17,502,963)	532,898	$36,487,669

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 40% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco Asia Pacific Growth Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/16	$29.35	$0.31		$2.83	$3.14	$(0.89)	$—	$(0.89)	$31.60	11.15%	$467,191	1.45	%(e)	1.47	%(e)	1.06	%(e)	9%
Year ended 10/31/15	33.43	0.83	(f)	(3.54)	(2.71)	(0.41)	(0.96)	(1.37)	29.35	(8.32)	468,366	1.44		1.45		2.63	(f)	23
Year ended 10/31/14	33.45	0.48		1.47	1.95	(0.27)	(1.70)	(1.97)	33.43	6.54	551,539	1.47		1.48		1.52		15
Year ended 10/31/13	30.65	0.30		3.35	3.65	(0.20)	(0.65)	(0.85)	33.45	12.16	555,505	1.47		1.49		0.95		18
Year ended 10/31/12	28.42	0.26		4.34	4.60	(0.27)	(2.10)	(2.37)	30.65	17.77	457,964	1.54		1.55		0.89		16
Class B
Year ended 10/31/16	27.27	0.08		2.64	2.72	(0.64)	—	(0.64)	29.35	10.31	3,957	2.20	(e)	2.22	(e)	0.31	(e)	9
Year ended 10/31/15	31.15	0.56	(f)	(3.30)	(2.74)	(0.18)	(0.96)	(1.14)	27.27	(9.03)	6,757	2.19		2.20		1.88	(f)	23
Year ended 10/31/14	31.29	0.23		1.37	1.60	(0.04)	(1.70)	(1.74)	31.15	5.74	14,714	2.22		2.23		0.77		15
Year ended 10/31/13	28.74	0.06		3.14	3.20	—	(0.65)	(0.65)	31.29	11.32	22,421	2.22		2.24		0.20		18
Year ended 10/31/12	26.73	0.04		4.10	4.14	(0.03)	(2.10)	(2.13)	28.74	16.94	27,112	2.29		2.30		0.14		16
Class C
Year ended 10/31/16	27.10	0.08		2.63	2.71	(0.64)	—	(0.64)	29.17	10.34	72,872	2.20	(e)	2.22	(e)	0.31	(e)	9
Year ended 10/31/15	30.96	0.55	(f)	(3.27)	(2.72)	(0.18)	(0.96)	(1.14)	27.10	(9.02)	79,991	2.19		2.20		1.88	(f)	23
Year ended 10/31/14	31.11	0.23		1.36	1.59	(0.04)	(1.70)	(1.74)	30.96	5.73	95,277	2.22		2.23		0.77		15
Year ended 10/31/13	28.58	0.06		3.12	3.18	—	(0.65)	(0.65)	31.11	11.31	96,520	2.22		2.24		0.20		18
Year ended 10/31/12	26.60	0.04		4.07	4.11	(0.03)	(2.10)	(2.13)	28.58	16.91	79,959	2.29		2.30		0.14		16
Class Y
Year ended 10/31/16	29.45	0.39		2.82	3.21	(0.97)	—	(0.97)	31.69	11.42	329,748	1.20	(e)	1.22	(e)	1.31	(e)	9
Year ended 10/31/15	33.55	0.91	(f)	(3.55)	(2.64)	(0.50)	(0.96)	(1.46)	29.45	(8.12)	268,833	1.19		1.20		2.88	(f)	23
Year ended 10/31/14	33.57	0.57		1.47	2.04	(0.36)	(1.70)	(2.06)	33.55	6.80	258,457	1.22		1.23		1.77		15
Year ended 10/31/13	30.75	0.39		3.35	3.74	(0.27)	(0.65)	(0.92)	33.57	12.43	121,030	1.22		1.24		1.20		18
Year ended 10/31/12	28.52	0.33		4.35	4.68	(0.35)	(2.10)	(2.45)	30.75	18.07	58,843	1.29		1.30		1.14		16

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the fiscal year ended October 31, 2012.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $450,095, $5,207, $73,376 and $303,558 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the fiscal year ended October 31, 2015. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.38 and 1.18%, $0.11 and 0.43%, $0.10 and 0.43% and $0.46 and 1.43% for Class A, Class B, Class C and Class Y shares, respectively.

20                         Invesco Asia Pacific Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Invesco Asia Pacific Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Asia Pacific Growth Fund (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

21                         Invesco Asia Pacific Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,080.30	$7.37	$1,018.05	$7.15	1.41%
B	1,000.00	1,075.90	11.27	1,014.28	10.94	2.16
C	1,000.00	1,076.00	11.27	1,014.28	10.94	2.16
Y	1,000.00	1,081.20	6.07	1,019.30	5.89	1.16

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

22                         Invesco Asia Pacific Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM International Mutual Funds (Invesco International Mutual Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Asia Pacific Growth Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent

Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Pacific Region Ex-Japan Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period, the second quintile for the three year period and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

23                         Invesco Asia Pacific Growth Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. to the Fund, although the Fund does incur its share of underlying fund fees and other allocable costs. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

24                         Invesco Asia Pacific Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Qualified Dividend Income*	99.95%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Foreign Taxes	$0.0457	per share
Foreign Source Income	$0.7982	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco Asia Pacific Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Asia Pacific Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Asia Pacific Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Asia Pacific Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Asia Pacific Growth Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611	APG-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco European Growth Fund
Nasdaq:
A: AEDAX ∎ B: AEDBX ∎ C: AEDCX ∎ R: AEDRX ∎ Y: AEDYX ∎ Investor: EGINX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco European Growth Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco European Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco European Growth Fund (the Fund), at net asset value (NAV), outperformed the MSCI Europe Growth Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-5.94%
Class B Shares	-6.66
Class C Shares	-6.63
Class R Shares	-6.19
Class Y Shares	-5.71
Investor Class Shares	-5.91
MSCI Europe Index▼ (Broad Market Index)	-7.48
MSCI Europe Growth Index▼ (Style-Specific Index)	-8.30
Lipper European Funds Index∎ (Peer Group Index)	-6.35

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The global economy continued to expand, albeit slowly, for the fiscal year ended October 31, 2016. However, that growth became increasingly uneven across developed and emerging economies, amid continued volatility in oil prices and as the policies of central banks globally began to diverge.

    An equity market rally in November 2015 was offset by negative performance in December, as a late-year crash in oil prices rattled the markets. Also in December, the US Federal Reserve (the Fed) followed through on its commitment to normalize monetary policy by raising interest rates – its first increase since 2006 – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing and negative interest rates.

    Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China and falling oil prices. Markets recovered in late February and posted gains amid concerted central bank commitments to very loose monetary policy. As a result, the US dollar fell sharply against the euro and Japanese yen, a development that was largely supportive of oil and stock prices.

    All major global stock indexes experienced steep declines again in June after UK voters opted to leave the European Union. After the initial shock of the UK vote, stocks made a strong recovery, regaining most of the losses as fears of a sharp shock to consumer confidence never materialized. For the remainder of the reporting period, emerging markets outperformed as the Fed left interest rates unchanged and expectations for an interest rate increase were delayed again.

    Regardless of the macroeconomic environment, we remain focused on our bottom-up investment approach of identifying attractive companies that fit our earnings, quality and valuation (EQV) process.

    The Fund’s holdings in the financials and industrials sectors outperformed those of the MSCI Europe Growth Index and contributed favorably to Fund performance versus the style-specific index. Underweight exposure to the weak health care sector versus the style-specific index was supportive on a relative basis, as well. The Fund’s underweight allocation to the consumer staples sector versus the style-specific index detracted from relative Fund returns. Stock selection in the materials and real estate sectors also detracted from relative Fund performance.

    The Fund’s cash position, during a period of general weakness in the Europe market, contributed favorably to Fund performance versus the style-specific benchmark. It is important to note that cash is a residual of the team’s bottom-up investment process and not the result of any top-down tactical asset allocation or risk-management allocation decision.

    On a geographic basis, the Fund’s holdings in the UK, Italy and Switzerland outperformed those of the MSCI Europe Growth Index and were among the most significant contributors to Fund performance. The Fund’s exposure to Russia, a market not represented in the style-specific index, contributed to both absolute and relative Fund returns. The Fund’s exposure to Sweden, Norway, the Netherlands and Germany, however, underperformed those of the MSCI Europe Growth Index for the reporting period and were among the most significant detractors from relative Fund results. As a reminder, the Fund’s country and sector exposures are shaped by the stocks we select based on their own investment merits, rather than by making top-down/macro-based allocation decisions.

    From an individual securities perspective, Sberbank of Russia and SAP were among the most significant contributors to Fund performance during the fiscal year. Sberbank is Russia’s largest and

Portfolio Composition
By sector	% of total net assets

Financials	25.8%
Industrials	23.5
Consumer Discretionary	18.7
Health Care	7.9
Consumer Staples	6.3
Information Technology	5.8
Energy	3.2
Materials	1.7
Money Market Funds Plus Other Assets Less Liabilities	7.1

Top 10 Equity Holdings*
% of total net assets

1.	DCC PLC	4.0%
2.	Sberbank PAO- Preference Shares	3.9
3.	RELX PLC	3.0
4.	Sky PLC	2.9
5.	SAP S.E.	2.7
6.	Micro Focus International PLC	2.7
7.	Deutsche Boerse AG	2.6
8.	Publicis Groupe S.A.	2.4
9.	Haci Omer Sabanci Holding A.S.	2.4
10.	Roche Holding AG	2.4

Total Net Assets	$1.4 billion

Total Number of Holdings*	66

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2016.

4                         Invesco European Growth Fund

most dominant bank. The bank continued with impressive execution as the recession in Russia dwindled and, while credit growth was slow, Sberbank was able to choose higher-quality lending opportunities. In addition, strong profitability allowed the bank to rebuild its capital levels during the reporting period. SAP is a German company that specializes in enterprise application software. The company’s share price performed well during the reporting period as momentum for its cloud-based product continued to build.

    In contrast, Sky and Ericsson LM were among the most significant detractors from Fund performance for the reporting period. Sky is a UK-based, pan-European broadcasting company. Shares of the company underperformed due to concerns around cost inflation going into the rights auction for Germany’s Bundesliga (professional soccer league) matches and the potential adverse impact that the Brexit may have on UK consumers. Ericsson is a Sweden-based multinational networking and telecommunications equipment and services company. The company’s management execution was poor during the reporting period, and operating results for the first quarter of 2016 were disappointing. Ericsson’s gross margins came under pressure given a negative product mix, and earnings visibility remained murky for the short term.

    During the reporting period, we continued to look for opportunities to improve the growth and quality characteristics of the Fund. As disconcerting as volatility may be, we believe it can create long-term opportunities for our shareholders. In our opinion, it’s rare to find a thriving business at a compelling valuation when everything is going right; we believe those valuations typically occur when fear dominates the market. At the stock level, we saw volatility in global equities during the reporting period as a buying opportunity.

    New additions to the Fund’s portfolio included UK specialty recruitment and human resources services company Hays, Switzerland-based industrial equipment manufacturer OC Oerlikon, French winemaking and distillery company Pernod Ricard and Netherlands-based global software and information services company Wolters Kluwer.

    We trimmed or sold several of the Fund’s holdings with EQV characteristics that were no longer as compelling as when we first initiated Fund positions in them, including UK-based health and safety technology company Halma and Switzerland-based global food company ARYZTA.

    As always, regardless of the macroeconomic environment, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for high-quality growth companies that exhibit the following characteristics: strong organic revenue growth; high returns on capital; pricing power; strong balance sheets; cash generation; effective capital allocation and reasonable valuations. In addition, we continue to favor companies that are resilient in weak economic environments. We believe that this balanced EQV-focused approach may help deliver attractive returns over the long term.

    We thank you for your continued investment in Invesco European Growth Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jason Holzer Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco European Growth
Fund with respect to the Fund’s small and mid-cap investments. He joined Invesco in 1996. Mr. Holzer earned a BA in quantitative economics and an MS in engineering economic systems from Stanford University.

Clas Olsson Portfolio Manager and Chief Investment Officer of Invesco’s international and global growth team, is lead manager of Invesco European Growth Fund with respect to the Fund’s small and mid-cap investments. He joined Invesco in 1994. Mr. Olsson became a commissioned officer at the Royal Swedish Naval Academy in 1988. He also earned a BBA from The University of Texas at Austin.

Matthew Dennis Chartered Financial Analyst, Portfolio Manager, is manager of Invesco European Growth Fund. He joined Invesco in 2000. Mr. Dennis earned a BA in economics from The University of Texas at Austin and an MS in finance from Texas A&M University.

Borge Endresen Chartered Financial Analyst, Portfolio Manager, is manager of Invesco European Growth Fund. He joined Invesco in 1999.Mr. Endresen earned a BS in finance from the University of Oregon and an MBA from The University of Texas at Austin.

Richard Nield Chartered Financial Analyst, Portfolio Manager, is manager of Invesco European Growth Fund. He joined Invesco in 2000. Mr. Nield earned a Bachelor of Commerce degree in finance and international business from McGill University in Montreal.

5                         Invesco European Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/06

1 Source:	FactSet Research Systems Inc.
2 Source:	Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Sector risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI Europe Index is an unmanaged index considered representative of stocks of developed European countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI Europe Growth Index is an unmanaged index considered representative of European growth stocks. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper European Funds Index is an unmanaged index considered representative of European funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends,

continued on page 7

6                         Invesco European Growth Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (11/3/97)	9.39%
10 Years	2.52
5 Years	4.98
1 Year	-11.11

Class B Shares
Inception (11/3/97)	9.40%
10 Years	2.49
5 Years	5.05
1 Year	-11.13

Class C Shares
Inception (11/3/97)	8.93%
10 Years	2.34
5 Years	5.38
1 Year	-7.52

Class R Shares
Inception (6/3/02)	8.08%
10 Years	2.85
5 Years	5.91
1 Year	-6.19

Class Y Shares
10 Years	3.32%
5 Years	6.44
1 Year	-5.71

Investor Class Shares
Inception (9/30/03)	9.03%
10 Years	3.14
5 Years	6.21
1 Year	-5.91
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/3/97)	9.71%
10 Years	3.53
5 Years	7.90
1 Year	-2.34

Class B Shares
Inception (11/3/97)	9.72%
10 Years	3.49
5 Years	8.02
1 Year	-2.34

Class C Shares
Inception (11/3/97)	9.25%
10 Years	3.34
5 Years	8.31
1 Year	1.58

Class R Shares
Inception (6/3/02)	8.50%
10 Years	3.85
5 Years	8.85
1 Year	3.06

Class Y Shares
10 Years	4.32%
5 Years	9.39
1 Year	3.57

Investor Class Shares
Inception (9/30/03)	9.50%
10 Years	4.15
5 Years	9.16
1 Year	3.38
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Investor Class shares was 1.38%, 2.13%, 2.13%, 1.63%, 1.13% and 1.36%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Investor Class shares was 1.39%, 2.14%, 2.14%, 1.64%, 1.14% and 1.37%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares, Class Y shares and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

continued from page 6

and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7                         Invesco European Growth Fund

Invesco European Growth Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares and Investor Class shares are available only to certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union would place its currency and banking system in jeopardy. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco European Growth Fund

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–92.88%
Denmark–2.37%
Carlsberg A/S–Class B	301,520	$27,189,020
Novo Nordisk A/S–Class B	168,125	6,014,522
		33,203,542

France–7.38%
Bollore S.A.	3,906,484	12,865,028
Metropole Television S.A.	730,831	12,736,032
Pernod Ricard S.A.	35,116	4,176,740
Publicis Groupe S.A.	493,574	33,863,804
Schneider Electric S.E.	319,510	21,444,372
Vicat S.A.	289,250	18,184,610
		103,270,586

Germany–13.99%
Allianz S.E.	212,008	33,047,913
Deutsche Boerse AG	480,568	35,909,888
Deutsche Post AG	412,574	12,785,455
GEA Group AG	291,981	11,290,392
MorphoSys AG(a)	338,839	15,001,167
MTU Aero Engines AG	258,515	27,001,879
ProSiebenSat.1 Media SE	525,592	22,651,788
SAP S.E.	431,282	37,988,811
		195,677,293

Ireland–1.08%
Origin Enterprises PLC	2,444,584	15,162,013

Israel–1.08%
Israel Discount Bank Ltd.–Class A(a)	8,249,202	15,157,673

Italy–1.74%
Danieli & C. Officine Meccaniche S.p.A.–Savings Shares	1,138,513	15,247,593
PRADA S.p.A.	2,593,000	9,094,198
		24,341,791

Netherlands–1.49%
Aalberts Industries N.V.	269,641	8,509,672
Wolters Kluwer N.V.	317,637	12,283,091
		20,792,763

Russia–3.91%
Sberbank of Russia PJSC–Preference Shares	31,092,640	54,719,004

Spain–1.10%
Construcciones y Auxiliar de Ferrocarriles S.A.	40,865	15,400,285

Sweden–5.42%
Getinge AB–Class B	1,009,308	16,518,959
Intrum Justitia AB	474,002	14,615,923
Investor AB–Class B	839,283	29,793,057

	Shares	Value
Sweden–(continued)
Sandvik AB	826,994	$9,386,965
Telefonaktiebolaget LM Ericsson–Class B	1,120,935	5,453,482
		75,768,386

Switzerland–9.86%
Cie Financiere Richemont S.A.	217,978	14,020,817
Julius Baer Group Ltd.	558,069	22,582,417
Novartis AG	103,795	7,371,796
OC Oerlikon Corp. AG	1,506,495	14,173,582
Roche Holding AG	145,445	33,375,503
Syngenta AG	13,290	5,335,180
Tecan Group AG	110,294	18,167,775
UBS Group AG	1,620,563	22,927,474
		137,954,544

Turkey–3.16%
Haci Omer Sabanci Holding A.S.	11,153,719	33,567,004
Tupras-Turkiye Petrol Rafinerileri A.S.	525,370	10,675,936
		44,242,940

United Kingdom–40.30%
Aberdeen Asset Management PLC	5,816,298	22,746,685
British American Tobacco PLC	418,683	24,038,507
Compass Group PLC	1,147,521	20,749,551
DCC PLC	681,736	55,498,897
Hays PLC	11,177,625	18,685,756
HomeServe PLC	1,851,814	13,812,794
IG Group Holdings PLC	3,278,667	33,122,632
Informa PLC	2,403,407	19,780,172
John Wood Group PLC	2,355,769	22,117,362
Jupiter Fund Management PLC	2,738,160	14,466,095
Kingfisher PLC	2,219,966	9,795,086
Lancashire Holdings Ltd.	1,202,950	10,246,907
Lloyds Banking Group PLC	14,325,150	10,016,525
Micro Focus International PLC	1,448,132	37,943,315
Next PLC	321,146	18,896,690
RELX PLC	2,320,863	41,408,943
Royal Dutch Shell PLC–Class B	445,609	11,500,841
Savills PLC	1,798,086	15,271,454
Sky PLC	4,072,237	40,674,114
Smith & Nephew PLC	960,579	13,839,650
Smiths Group PLC	513,483	8,888,790
Tullett Prebon PLC	1,739,666	7,557,962
UBM PLC	1,305,975	11,460,705
Ultra Electronics Holdings PLC	708,960	16,120,477
Unilever N.V.	430,153	18,012,460
William Hill PLC	4,243,156	15,360,226
WPP PLC	1,465,158	31,830,624
		563,843,220
Total Common Stocks & Other Equity Interests (Cost $1,191,634,347)		1,299,534,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco European Growth Fund

	Shares	Value
Money Market Funds–6.74%
Government & Agency Portfolio–Institutional Class, 0.29%(b)	56,576,822	$56,576,822
Treasury Portfolio–Institutional Class, 0.22%(b)	37,717,882	37,717,882
Total Money Market Funds (Cost $94,294,704)		94,294,704
TOTAL INVESTMENTS–99.62% (Cost $1,285,929,051)		1,393,828,744
OTHER ASSETS LESS LIABILITIES–0.38%		5,338,519
NET ASSETS–100.00%		$1,399,167,263

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco European Growth Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $1,191,634,347)	$1,299,534,040
Investments in affiliated money market funds, at value and cost	94,294,704
Total investments, at value (Cost $1,285,929,051)	1,393,828,744
Foreign currencies, at value (Cost $2,993,988)	3,014,369
Receivable for:
Investments sold	1,468,655
Fund shares sold	4,007,103
Dividends	3,596,071
Investment for trustee deferred compensation and retirement plans	195,621
Other assets	40,580
Total assets	1,406,151,143

Liabilities:
Payable for:
Investments purchased	2,654,520
Fund shares reacquired	3,203,426
Accrued fees to affiliates	687,246
Accrued trustees’ and officers’ fees and benefits	2,952
Accrued other operating expenses	207,960
Trustee deferred compensation and retirement plans	227,776
Total liabilities	6,983,880
Net assets applicable to shares outstanding	$1,399,167,263

Net assets consist of:
Shares of beneficial interest	$1,277,069,653
Undistributed net investment income	18,937,299
Undistributed net realized gain (loss)	(4,581,936)
Net unrealized appreciation	107,742,247
$1,399,167,263

Net Assets:
Class A	$453,113,606
Class B	$2,147,475
Class C	$86,302,514
Class R	$12,892,571
Class Y	$696,906,996
Investor Class	$147,804,101

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	13,780,153
Class B	70,497
Class C	2,829,977
Class R	394,141
Class Y	21,130,415
Investor Class	4,506,560
Class A:
Net asset value per share	$32.88
Maximum offering price per share
(Net asset value of $32.88 ÷ 94.50%)	$34.79
Class B:
Net asset value and offering price per share	$30.46
Class C:
Net asset value and offering price per share	$30.50
Class R:
Net asset value and offering price per share	$32.71
Class Y:
Net asset value and offering price per share	$32.98
Investor Class:
Net asset value and offering price per share	$32.80

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco European Growth Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $2,636,494)	$42,048,828
Dividends from affiliated money market funds	555,292
Other income	753,727
Total investment income	43,357,847

Expenses:
Advisory fees	13,729,502
Administrative services fees	375,926
Custodian fees	331,118
Distribution fees:
Class A	1,330,928
Class B	33,301
Class C	1,030,253
Class R	73,176
Investor Class	358,587
Transfer agent fees	2,319,174
Trustees’ and officers’ fees and benefits	57,050
Registration and filing fees	132,247
Reports to shareholders	113,999
Professional services fees	77,968
Other	46,087
Total expenses	20,009,316
Less: Fees waived and expense offset arrangement(s)	(244,709)
Net expenses	19,764,607
Net investment income	23,593,240

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(4,068,466)
Foreign currencies	(244,216)
(4,312,682)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(113,925,762)
Foreign currencies	(77,692)
(114,003,454)
Net realized and unrealized gain (loss)	(118,316,136)
Net increase (decrease) in net assets resulting from operations	$(94,722,896)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco European Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$23,593,240	$22,346,326
Net realized gain (loss)	(4,312,682)	52,538,941
Change in net unrealized appreciation (depreciation)	(114,003,454)	(21,140,405)
Net increase (decrease) in net assets resulting from operations	(94,722,896)	53,744,862

Distributions to shareholders from net investment income:
Class A	(7,951,343)	(9,316,870)
Class B	(37,106)	(97,767)
Class C	(922,133)	(1,093,697)
Class R	(182,314)	(252,936)
Class Y	(11,374,911)	(16,031,370)
Investor Class	(2,489,340)	(3,212,811)
Total distributions from net investment income	(22,957,147)	(30,005,451)

Distributions to shareholders from net realized gains:
Class A	(17,953,970)	(21,258,619)
Class B	(155,299)	(364,390)
Class C	(3,859,347)	(4,076,344)
Class R	(487,490)	(664,482)
Class Y	(21,950,742)	(31,703,920)
Investor Class	(5,546,661)	(7,187,120)
Total distributions from net realized gains	(49,953,509)	(65,254,875)

Share transactions–net:
Class A	(63,359,753)	52,656,852
Class B	(2,217,702)	(3,571,332)
Class C	(16,745,591)	24,123,562
Class R	(827,560)	(613,277)
Class Y	78,393,505	(81,492,161)
Investor Class	(12,625,198)	7,144,300
Net increase (decrease) in net assets resulting from share transactions	(17,382,299)	(1,752,056)
Net increase (decrease) in net assets	(185,015,851)	(43,267,520)

Net assets:
Beginning of year	1,584,183,114	1,627,450,634
End of year (includes undistributed net investment income of $18,937,299 and $18,553,174, respectively)	$1,399,167,263	$1,584,183,114

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco European Growth Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Investor Class. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Investor Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares

13                         Invesco European Growth Fund

until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net

14                         Invesco European Growth Fund

investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the

15                         Invesco European Growth Fund

Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 0.89%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Investor Class shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00% and 2.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees of $235,068.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $111,809 in front-end sales commissions from the sale of Class A shares and $15,509, $355 and $20,325 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco European Growth Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2016, there were transfers from Level 1 to Level 2 of $55,953,569 and from Level 2 to Level 1 of $224,181,381, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Denmark	$33,203,542	$—	$—	$33,203,542
France	103,270,586	—	—	103,270,586
Germany	168,675,414	27,001,879	—	195,677,293
Ireland	15,162,013	—	—	15,162,013
Israel	15,157,673	—	—	15,157,673
Italy	24,341,791	—	—	24,341,791
Netherlands	—	20,792,763	—	20,792,763
Russia	—	54,719,004	—	54,719,004
Spain	15,400,285	—	—	15,400,285
Sweden	14,615,923	61,152,463	—	75,768,386
Switzerland	69,289,648	68,664,896	—	137,954,544
Turkey	—	44,242,940	—	44,242,940
United Kingdom	216,159,390	347,683,830	—	563,843,220
Money Market Funds	94,294,704	—	—	94,294,704
Total Investments	$769,570,969	$624,257,775	$—	$1,393,828,744

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $9,641.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco European Growth Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$22,964,898	$30,005,451
Long-term capital gain	49,945,758	65,254,875
Total distributions	$72,910,656	$95,260,326

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$22,831,945
Net unrealized appreciation — investments	103,937,399
Net unrealized appreciation (depreciation) — other investments	(157,446)
Temporary book/tax differences	(234,466)
Capital loss carryforward	(4,279,822)
Shares of beneficial interest	1,277,069,653
Total net assets	$1,399,167,263

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to passive foreign investment companies and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2016, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$4,279,822	$—	$4,279,822

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $253,216,417 and $229,433,838, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$218,033,892
Aggregate unrealized (depreciation) of investment securities	(114,096,493)
Net unrealized appreciation of investment securities	$103,937,399

Cost of investments for tax purposes is $1,289,891,345.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2016, undistributed net investment income was decreased by $251,968 and undistributed net realized gain (loss) was increased by $251,968. This reclassification had no effect on the net assets of the Fund.

18                         Invesco European Growth Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	2,718,954	$92,163,918	4,654,916	$170,740,866
Class B	3,934	124,424	20,364	694,603
Class C	504,048	16,007,330	1,328,418	45,715,887
Class R	103,287	3,495,968	121,174	4,437,729
Class Y	10,906,622	372,070,583	7,599,065	278,772,181
Investor Class	148,472	5,046,071	590,425	21,781,441

Issued as reinvestment of dividends:
Class A	680,427	23,209,346	801,716	27,330,500
Class B	5,847	185,987	13,788	439,987
Class C	134,993	4,299,514	146,579	4,683,191
Class R	19,683	669,439	26,937	915,848
Class Y	715,824	24,438,220	987,757	33,692,395
Investor Class	222,684	7,573,476	289,107	9,826,733

Automatic conversion of Class B shares to Class A shares:
Class A	47,892	1,614,555	92,918	3,406,347
Class B	(51,497)	(1,614,555)	(99,558)	(3,406,347)

Reacquired:
Class A	(5,362,871)	(180,347,572)	(4,081,743)	(148,820,861)
Class B	(29,456)	(913,558)	(38,169)	(1,299,575)
Class C	(1,181,253)	(37,052,435)	(776,008)	(26,275,516)
Class R	(147,738)	(4,992,967)	(163,463)	(5,966,854)
Class Y	(9,404,300)	(318,115,298)	(10,945,885)	(393,956,737)
Investor Class	(750,042)	(25,244,745)	(675,275)	(24,463,874)
Net increase (decrease) in share activity	(714,490)	$(17,382,299)	(106,937)	$(1,752,056)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 44% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco European Growth Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period(b)	Total return(c)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/16	$36.65	$0.50	$(2.61)	$(2.11)	$(0.51)	$(1.15)	$(1.66)	$32.88	(5.94)%		$453,114	1.34	%(e)	1.36	%(e)	1.47	%(e)	16%
Year ended 10/31/15	37.50	0.52	0.88	1.40	(0.69)	(1.56)	(2.25)	36.65	4.18		575,258	1.37		1.38		1.41		14
Year ended 10/31/14	39.17	0.54	(1.02)	(0.48)	(0.45)	(0.74)	(1.19)	37.50	(1.22)		533,550	1.34		1.36		1.38		18
Year ended 10/31/13	32.84	0.48	7.06	7.54	(0.60)	(0.61)	(1.21)	39.17	23.72		494,360	1.39		1.41		1.35		15
Year ended 10/31/12	30.13	0.59	3.07 (f)	3.66	(0.95)	—	(0.95)	32.84	12.64	(f)	377,331	1.47		1.48		1.94		14
Class B
Year ended 10/31/16	34.08	0.22	(2.42)	(2.20)	(0.27)	(1.15)	(1.42)	30.46	(6.63)		2,147	2.09	(e)	2.11	(e)	0.72	(e)	16
Year ended 10/31/15	35.01	0.22	0.83	1.05	(0.42)	(1.56)	(1.98)	34.08	3.40		4,829	2.12		2.13		0.66		14
Year ended 10/31/14	36.71	0.23	(0.94)	(0.71)	(0.25)	(0.74)	(0.99)	35.01	(1.96)		8,586	2.09		2.11		0.63		18
Year ended 10/31/13	30.87	0.20	6.64	6.84	(0.39)	(0.61)	(1.00)	36.71	22.82		12,343	2.14		2.16		0.60		15
Year ended 10/31/12	28.27	0.34	2.90 (f)	3.24	(0.64)	—	(0.64)	30.87	11.80	(f)	15,089	2.22		2.23		1.19		14
Class C
Year ended 10/31/16	34.12	0.22	(2.42)	(2.20)	(0.27)	(1.15)	(1.42)	30.50	(6.63)		86,303	2.09	(e)	2.11	(e)	0.72	(e)	16
Year ended 10/31/15	35.04	0.22	0.84	1.06	(0.42)	(1.56)	(1.98)	34.12	3.42		115,058	2.12		2.13		0.66		14
Year ended 10/31/14	36.74	0.23	(0.94)	(0.71)	(0.25)	(0.74)	(0.99)	35.04	(1.96)		93,680	2.09		2.11		0.63		18
Year ended 10/31/13	30.90	0.20	6.64	6.84	(0.39)	(0.61)	(1.00)	36.74	22.80		55,760	2.14		2.16		0.60		15
Year ended 10/31/12	28.30	0.34	2.90 (f)	3.24	(0.64)	—	(0.64)	30.90	11.79	(f)	38,282	2.22		2.23		1.19		14
Class R
Year ended 10/31/16	36.48	0.41	(2.60)	(2.19)	(0.43)	(1.15)	(1.58)	32.71	(6.19)		12,893	1.59	(e)	1.61	(e)	1.22	(e)	16
Year ended 10/31/15	37.33	0.42	0.89	1.31	(0.60)	(1.56)	(2.16)	36.48	3.93		15,280	1.62		1.63		1.16		14
Year ended 10/31/14	39.02	0.44	(1.01)	(0.57)	(0.38)	(0.74)	(1.12)	37.33	(1.46)		16,210	1.59		1.61		1.13		18
Year ended 10/31/13	32.73	0.39	7.04	7.43	(0.53)	(0.61)	(1.14)	39.02	23.42		16,137	1.64		1.66		1.10		15
Year ended 10/31/12	30.00	0.51	3.07 (f)	3.58	(0.85)	—	(0.85)	32.73	12.36	(f)	13,204	1.72		1.73		1.69		14
Class Y
Year ended 10/31/16	36.76	0.58	(2.62)	(2.04)	(0.59)	(1.15)	(1.74)	32.98	(5.71)		696,907	1.09	(e)	1.11	(e)	1.72	(e)	16
Year ended 10/31/15	37.62	0.61	0.88	1.49	(0.79)	(1.56)	(2.35)	36.76	4.46		695,157	1.12		1.13		1.66		14
Year ended 10/31/14	39.28	0.64	(1.03)	(0.39)	(0.53)	(0.74)	(1.27)	37.62	(0.98)		800,278	1.09		1.11		1.63		18
Year ended 10/31/13	32.92	0.57	7.07	7.64	(0.67)	(0.61)	(1.28)	39.28	24.01		624,166	1.14		1.16		1.60		15
Year ended 10/31/12	30.22	0.67	3.08 (f)	3.75	(1.05)	—	(1.05)	32.92	12.96	(f)	260,860	1.22		1.23		2.19		14
Investor Class
Year ended 10/31/16	36.56	0.51	(2.61)	(2.10)	(0.51)	(1.15)	(1.66)	32.80	(5.91	)(g)	147,804	1.31	(e)(g)	1.33	(e)(g)	1.50	(e)(g)	16
Year ended 10/31/15	37.42	0.52	0.88	1.40	(0.70)	(1.56)	(2.26)	36.56	4.21	(g)	178,602	1.35	(g)	1.36	(g)	1.43	(g)	14
Year ended 10/31/14	39.08	0.55	(1.02)	(0.47)	(0.45)	(0.74)	(1.19)	37.42	(1.19	)(g)	175,148	1.31	(g)	1.33	(g)	1.41	(g)	18
Year ended 10/31/13	32.78	0.48	7.04	7.52	(0.61)	(0.61)	(1.22)	39.08	23.74		197,655	1.38		1.40		1.36		15
Year ended 10/31/12	30.07	0.61	3.07 (f)	3.68	(0.97)	—	(0.97)	32.78	12.75	(f)	155,575	1.41		1.42		2.00		14

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the fiscal year ended October 31, 2012.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $532,371, $3,330, $103,025, $14,635, $729,088 and $163,132 for Class A, Class B, Class C, Class R, Class Y and Investor Class shares, respectively.
(f)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received Net gains (losses) on securities (both realized and unrealized) per share, for the year ended October 31, 2012, would have been $2.96, $2.79, $2.79, $2.95, $2.97 and $2.96 for Class A, Class B, Class C, Class R, Class Y and Investor Class shares, respectively, and total returns would have been lower.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.22% for the year ended October 31, 2016, 0.22% for the year ended October 31, 2015 and 0.21% for the year ended October 31, 2014.

20                         Invesco European Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of the Invesco European Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco European Growth Fund (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

21                         Invesco European Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$948.70	$6.61	$1,018.35	$6.85	1.35%
B	1,000.00	945.10	10.27	1,014.58	10.63	2.10
C	1,000.00	945.20	10.27	1,014.58	10.63	2.10
R	1,000.00	947.60	7.83	1,017.09	8.11	1.60
Y	1,000.00	949.90	5.39	1,019.61	5.58	1.10
Investor	1,000.00	948.80	6.52	1,018.45	6.75	1.33

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

22                         Invesco European Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM International Mutual Funds (Invesco International Mutual Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco European Growth Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper European Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and five year periods and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and five year periods and below the performance of the Index for the three year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

23                         Invesco European Growth Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that Invesco Advisers and its affiliates manage two off-shore funds with investment strategies comparable to those of the Fund and that the Fund’s rate was below the rate of one fund and above the rate of one fund. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds

and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that

Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

24                         Invesco European Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$49,945,758
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	0%
Foreign Taxes	$ 0.0462	per share
Foreign Source Income	$ 1.0895	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco European Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco European Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco European Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco European Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco European Growth Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611	EGR-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco Global Growth Fund
Nasdaq:
A: AGGAX ∎ B: AGGBX ∎ C: AGGCX ∎ Y: AGGYX ∎ R5: GGAIX ∎ R6: AGGFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Global Growth Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Global Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco Global Growth Fund (the Fund), at net asset value (NAV), outperformed the MSCI All Country World Growth Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.00%
Class B Shares	1.20
Class C Shares	1.24
Class Y Shares	2.27
Class R5 Shares	2.35
Class R6 Shares	2.35
MSCI All Country World Index▼ (Broad Market Index)	2.05
MSCI All Country World Growth Index▼ (Style-Specific Index)	0.72
Lipper Global Multi-Cap Growth Funds Index∎ (Peer Group Index)	0.67
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The global economy continued to expand, albeit slowly, for the fiscal year ended October 31, 2016. However, that growth became increasingly uneven across developed and emerging economies, amid continued volatility in oil prices and as the policies of central banks globally began to diverge.

    An equity market rally in November 2015 was offset by negative performance in December, as a late-year crash in oil prices rattled the markets. Also in December, the US Federal Reserve (the Fed) followed through on its commitment to normalize monetary policy by raising interest rates – its first increase since 2006 – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing and negative interest rates.

    Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China and falling oil prices. Markets recovered in late February and posted gains amid concerted central bank commitments to very loose monetary policy. As a result, the US dollar fell sharply against the euro and Japanese yen, a development that was largely supportive of oil and stock prices.

    All major global stock indexes experienced steep declines again in June after UK voters opted to leave the European Union. After the initial shock of the UK vote, stocks made a strong recovery, regaining most of the losses as fears of a sharp shock to consumer confidence never materialized. For the remainder of the reporting period, emerging markets outperformed as the Fed left interest rates unchanged and expectations for an interest rate increase were delayed again.

    Regardless of the macroeconomic environment, we remain focused on our bottom-up investment approach of identifying attractive companies that fit our earnings, quality and valuation (EQV) process.

    During the reporting period, Fund holdings in the consumer staples, information technology and financials sectors outperformed those of the MSCI All Country World Growth Index and were among the most significant contributors to the Fund’s performance versus the style-specific benchmark. The Fund’s holdings in the health care and consumer discretionary sectors, however, underperformed those of the style-specific benchmark and were the most significant detractors from the Fund’s relative performance.

    On a geographic basis, the Fund’s holdings in China, Brazil and the US outperformed those of the MSCI All Country World Growth Index and were among the most significant contributors to Fund performance. Overweight exposure to the strong Brazil market contributed to Fund performance versus the style-specific benchmark. The Fund’s holdings in Sweden and Israel underperformed those of the style-specific benchmark for the reporting period and were among the most significant detractors from relative results. The Fund’s overweight exposure to the weak UK market was also a drag on relative Fund results.

    From an individual securities perspective, BM&FBOVESPA, one of the world’s largest stock exchanges, was the top contributor to Fund performance for the reporting period. BM&FBOVESPA’s stock was significantly depressed in 2015 due to Brazil’s political and economic turmoil, but the stock price rose after the ousting of Brazil’s President Rousseff under the expectation that this change could allow

Portfolio Composition
By sector	% of total net assets

Information Technology	24.4%
Consumer Discretionary	22.6
Financials	11.4
Consumer Staples	10.8
Industrials	10.4
Health Care	10.1
Energy	4.5
Materials	1.8
Money Market Funds Plus Other Assets Less Liabilities	4.0

Top 10 Equity Holdings*
% of total net assets

1.	Apple Inc.	2.4%
2.	Taiwan Semiconductor Manufacturing Co. Ltd.	2.1
3.	NetEase, Inc.-ADR	2.0
4.	CK Hutchison Holdings Ltd.	1.9
5.	Newell Brands, Inc.	1.9
6.	WH Group Ltd.-REGS	1.9
7.	Teva Pharmaceutical Industries Ltd.-ADR	1.8
8.	RELX PLC	1.7
9.	Citrix Systems, Inc.	1.7
10.	Priceline Group Inc. (The)	1.7

Total Net Assets	$670.3 million
Total Number of Holdings*	91

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

Data presented here are as of October 31, 2016.

4                         Invesco Global Growth Fund

for reforms and a more orthodox economic policy. This high quality company enjoyed monopoly status in its key businesses and its process of acquiring Brazil’s largest security registration business is expected to add stability to BM&FBOVESPA’s earnings.

    In contrast, Sky was among the most significant detractors from Fund performance for the reporting period. Sky is a UK-based, pan-European broadcasting company. Shares of the company underperformed due to concerns around cost inflation going into the rights auction for the German Bundesliga (professional soccer league) matches and the potential adverse impact that the Brexit may have on UK consumers.

    During the reporting period, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our EQV outlook for each company. New additions to the portfolio included Mexico-based multinational beverage and retail company Fomento Economico Mexicano, US-based global computer software and services company PTC and Canadian oil and gas royalty company PrairieSky Royalty. We trimmed or sold several of the Fund’s holdings with EQV characteristics that were no longer as compelling as when we initiated Fund positions in them, including Belgian-Brazilian beverage and brewing company Anheuser-Busch InBev, Brazil-based food company BRF, American multinational data storage and cloud computing company EMC and Singapore-based multinational banking group United Overseas Bank.

    As always, we continue to look for high-quality growth companies that exhibit the following characteristics: strong organic revenue growth; high returns on capital; pricing power; strong balance sheets; cash generation; and reasonable valuations. In addition, we continue to favor companies that are able to consistently generate cash during weak economic environments. We believe that this balanced EQV-focused approach may help deliver attractive returns over the long term.

    We thank you for your continued investment in Invesco Global Growth Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Matthew Dennis Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Global Growth Fund. He joined Invesco in 2000.
Mr. Dennis earned a BA in economics from The University of Texas at Austin and an MS in finance from Texas A&M University.

Ryan Amerman Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Growth Fund. He joined Invesco in 1996.
Mr. Amerman earned a BBA from Stephen F. Austin State University and an MBA from the University of St. Thomas.

Mark Jason Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Growth Fund. He joined Invesco in 2001.
Mr. Jason earned a BS in finance and a BS in real estate from California State University, Northridge.

5                         Invesco Global Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/06

1  Source: Lipper Inc.

2  Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mid-capitalization companies risk. Mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.

About indexes used in this report

∎	The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI All Country World Growth Index is an unmanaged index considered representative of large- and mid-cap growth stocks of developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Global Multi-Cap Growth Funds Index is an unmanaged index considered representative of global multicap growth funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of

6                         Invesco Global Growth Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (9/15/94)	6.20%
10 Years	3.76
5 Years	7.55
1 Year	-3.62

Class B Shares
Inception (9/15/94)	6.26%
10 Years	3.73
5 Years	7.66
1 Year	-3.66

Class C Shares
Inception (8/4/97)	3.57%
10 Years	3.57
5 Years	7.96
1 Year	0.27

Class Y Shares
10 Years	4.56%
5 Years	9.04
1 Year	2.27

Class R5 Shares
10 Years	4.83%
5 Years	9.21
1 Year	2.35

Class R6 Shares
10 Years	4.53%
5 Years	9.15
1 Year	2.35

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R5 shares incepted on September 28, 2007. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (9/15/94)	6.34%
10 Years	4.29
5 Years	10.28
1 Year	6.64

Class B Shares
Inception (9/15/94)	6.40%
10 Years	4.26
5 Years	10.44
1 Year	6.98

Class C Shares
Inception (8/4/97)	3.71%
10 Years	4.10
5 Years	10.71
1 Year	10.98

Class Y Shares
10 Years	5.09%
5 Years	11.81
1 Year	13.09

Class R5 Shares
10 Years	5.36%
5 Years	11.99
1 Year	13.21

Class R6 Shares
10 Years	5.06%
5 Years	11.92
1 Year	13.21

12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.31%, 2.06%, 2.06%, 1.06%, 0.99% and 0.99%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.42%, 2.17%, 2.17%, 1.17%, 0.99% and 0.99%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

continued from page 6

the Fund may deviate significantly from the performance of the index(es).

∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
∎	Other information
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7                         Invesco Global Growth Fund

Invesco Global Growth Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union would place its currency and banking system in jeopardy. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Global Growth Fund

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–95.95%
Australia–1.46%
Amcor Ltd.	877,065	$9,794,849

Brazil–2.10%
BM&FBOVESPA S.A.	1,616,431	9,522,571
Cielo S.A.	447,523	4,543,594
		14,066,165

Canada–3.94%
Cenovus Energy Inc.	298,258	4,302,920
CGI Group Inc.–Class A(a)	222,740	10,580,254
PrairieSky Royalty Ltd.	199,900	4,347,499
Suncor Energy, Inc.	238,085	7,144,769
		26,375,442

China–4.00%
Baidu, Inc.–ADR(a)	26,213	4,636,031
Kweichow Moutai Co., Ltd.–Class A	185,091	8,685,275
NetEase, Inc.–ADR	52,488	13,488,891
		26,810,197

Denmark–1.77%
Carlsberg A/S–Class B	108,035	9,741,860
Novo Nordisk A/S–Class B	59,755	2,137,682
		11,879,542

France–2.38%
Pernod Ricard S.A.	15,614	1,857,148
Publicis Groupe S.A.	122,932	8,434,288
Schneider Electric S.E.	84,365	5,662,278
		15,953,714

Germany–3.20%
Deutsche Boerse AG	97,507	7,286,098
ProSiebenSat.1 Media SE	147,329	6,349,536
SAP S.E.	88,916	7,832,029
		21,467,663

Hong Kong–3.78%
CK Hutchison Holdings Ltd.	1,034,232	12,795,461
WH Group Ltd.–REGS(b)	15,420,500	12,506,682
		25,302,143

Indonesia–0.78%
PT Bank Mandiri Persero Tbk	5,971,000	5,241,611

Israel–2.87%
Check Point Software Technologies Ltd.(a)	81,127	6,860,099
Teva Pharmaceutical Industries Ltd.–ADR	288,799	12,343,269
		19,203,368

Italy–0.43%
PRADA S.p.A.	820,700	2,878,368

	Shares	Value
Japan–4.67%
FANUC Corp.	29,300	$5,490,088
Japan Tobacco, Inc.	281,700	10,729,126
Keyence Corp.	5,600	4,115,158
Toyota Motor Corp.	61,300	3,541,205
Yahoo! Japan Corp.	1,932,500	7,426,668
		31,302,245

Mexico–2.20%
Fomento Economico Mexicano, S.A.B. de C.V.–ADR	80,165	7,669,386
Grupo Televisa S.A.B.–ADR	288,332	7,072,784
		14,742,170

Singapore–1.54%
Broadcom Ltd.	60,534	10,307,730

Spain–0.96%
Amadeus IT Group S.A.	136,402	6,438,618

Sweden–1.79%
Getinge AB–Class B	382,447	6,259,364
Sandvik AB	333,428	3,784,642
Telefonaktiebolaget LM Ericsson–Class B	407,939	1,984,672
		12,028,678

Switzerland–4.55%
Cie Financiere Richemont S.A.	83,050	5,341,956
Julius Baer Group Ltd.	116,587	4,717,725
Novartis AG	43,179	3,066,687
Roche Holding AG	42,690	9,796,145
Syngenta AG	5,665	2,274,175
UBS Group AG	374,624	5,300,122
		30,496,810

Taiwan–2.05%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,300,428	13,741,188

Thailand–0.99%
Kasikornbank PCL–NVDR	1,350,500	6,618,148

Turkey–0.49%
Akbank T.A.S.	1,234,550	3,284,195

United Kingdom–10.04%
Aberdeen Asset Management PLC	910,919	3,562,470
British American Tobacco PLC	102,663	5,894,353
Compass Group PLC	294,346	5,322,384
Kingfisher PLC	824,880	3,639,592
Lloyds Banking Group PLC	4,173,534	2,918,246
Next PLC	72,588	4,271,182
RELX PLC	642,497	11,463,461
Royal Dutch Shell PLC–Class B	108,333	2,795,995
Sky PLC	818,925	8,179,546

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Global Growth Fund

	Shares	Value
United Kingdom–(continued)
Smith & Nephew PLC	391,056	$5,634,183
Unilever N.V.	118,784	4,974,026
WPP PLC	398,163	8,650,109
		67,305,547

United States–39.96%
Alphabet Inc.–Class A(a)	12,019	9,734,188
Alphabet Inc.–Class C(a)	8,906	6,987,113
Aon PLC	49,202	5,453,058
Apple Inc.	143,078	16,245,076
BB&T Corp.	198,851	7,794,959
Blue Buffalo Pet Products, Inc.(a)	126,364	3,174,264
Cardinal Health, Inc.	110,099	7,562,700
Celgene Corp.(a)	83,984	8,581,485
Cisco Systems, Inc.	346,896	10,642,769
Citrix Systems, Inc.(a)	133,171	11,292,901
Comcast Corp.–Class A	172,282	10,650,473
Discovery Communications, Inc.–Class A(a)	252,118	6,582,801
Dollar General Corp.	105,722	7,304,333
Expedia, Inc.	45,572	5,889,270
Express Scripts Holding Co.(a)	39,122	2,636,823
First Republic Bank	78,788	5,864,191
Gilead Sciences, Inc.	131,633	9,692,138
IHS Markit Ltd.(a)	188,076	6,919,316
Ingersoll-Rand PLC	120,219	8,089,537
JPMorgan Chase & Co.	125,789	8,712,146
Kansas City Southern	73,499	6,450,272
Las Vegas Sands Corp.	154,109	8,919,829

	Shares	Value
United States–(continued)
Macy’s, Inc.	91,332	$3,332,705
Mattel, Inc.	303,380	9,565,571
Mead Johnson Nutrition Co.	100,531	7,516,703
Microsoft Corp.	149,386	8,951,209
Newell Brands, Inc.	262,705	12,615,094
Nielsen Holdings PLC	201,362	9,065,317
Occidental Petroleum Corp.	71,766	5,232,459
Priceline Group Inc. (The)(a)	7,514	11,077,364
PTC Inc.(a)	159,694	7,575,883
Schlumberger Ltd.	77,611	6,071,509
Scripps Networks Interactive Inc.–Class A	121,654	7,829,652
Urban Outfitters, Inc.(a)	117,749	3,938,704
		267,951,812
Total Common Stocks & Other Equity Interests (Cost $559,982,825)		643,190,203

Money Market Funds–4.10%
Government & Agency Portfolio–Institutional Class, 0.29%(c)	16,494,714	16,494,714
Treasury Portfolio–Institutional Class, 0.22%(c)	10,996,476	10,996,476
Total Money Market Funds (Cost $27,491,190)		27,491,190
TOTAL INVESTMENTS–100.05% (Cost $587,474,015)		670,681,393
OTHER ASSETS LESS LIABILITIES–(0.05)%		(342,809)
NET ASSETS–100.00%		$670,338,584

Investment Abbreviations:

ADR	– American Depositary Receipt
NVDR	– Non-Voting Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2016 represented 1.87% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Growth Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $559,982,825)	$643,190,203
Investments in affiliated money market funds, at value and cost	27,491,190
Total investments, at value (Cost $587,474,015)	670,681,393
Foreign currencies, at value (Cost $270,013)	271,362
Receivable for:
Investments sold	532,137
Fund shares sold	319,729
Dividends	693,407
Investment for trustee deferred compensation and retirement plans	123,897
Other assets	35,021
Total assets	672,656,946

Liabilities:
Payable for:
Investments purchased	1,315,674
Fund shares reacquired	425,281
Accrued foreign taxes	44,174
Accrued fees to affiliates	281,200
Accrued trustees’ and officers’ fees and benefits	1,994
Accrued other operating expenses	111,947
Trustee deferred compensation and retirement plans	138,092
Total liabilities	2,318,362
Net assets applicable to shares outstanding	$670,338,584

Net assets consist of:
Shares of beneficial interest	$581,585,449
Undistributed net investment income	3,052,303
Undistributed net realized gain	2,513,322
Net unrealized appreciation	83,187,510
$670,338,584

Net Assets:
Class A	$311,411,730
Class B	$2,260,381
Class C	$23,755,326
Class Y	$12,561,683
Class R5	$10,717
Class R6	$320,338,747

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	11,123,169
Class B	87,843
Class C	923,053
Class Y	447,209
Class R5	384
Class R6	11,479,133
Class A:
Net asset value per share	$28.00
Maximum offering price per share
(Net asset value of $28.00 ÷ 94.50%)	$29.63
Class B:
Net asset value and offering price per share	$25.73
Class C:
Net asset value and offering price per share	$25.74
Class Y:
Net asset value and offering price per share	$28.09
Class R5:
Net asset value and offering price per share	$27.91
Class R6:
Net asset value and offering price per share	$27.91

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Growth Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $497,375)	$8,832,527
Dividends from affiliated money market funds	88,211
Total investment income	8,920,738

Expenses:
Advisory fees	3,546,898
Administrative services fees	128,114
Custodian fees	43,064
Distribution fees:
Class A	781,656
Class B	29,198
Class C	242,969
Transfer agent Fees — A, B, C and Y	831,882
Transfer agent fees — R5	1
Transfer agent fees — R6	12,654
Trustees’ and officers’ fees and benefits	29,751
Registration and filing fees	84,037
Reports to shareholders	65,506
Professional services fees	64,614
Other	28,597
Total expenses	5,888,941
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(326,042)
Net expenses	5,562,899
Net investment income	3,357,839

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	2,889,046
Foreign currencies	(137,799)
2,751,247
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $40,370)	(823,698)
Foreign currencies	(5,109)
(828,807)
Net realized and unrealized gain	1,922,440
Net increase in net assets resulting from operations	$5,280,279

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$3,357,839	$1,697,543
Net realized gain	2,751,247	12,033,973
Change in net unrealized appreciation (depreciation)	(828,807)	(14,223,907)
Net increase (decrease) in net assets resulting from operations	5,280,279	(492,391)

Distributions to shareholders from net investment income:
Class A	(1,630,690)	(1,810,977)
Class Y	(59,256)	(34,501)
Class R5	(103)	(11,226)
Class R6	(11,967)	(126)
Total distributions from net investment income	(1,702,016)	(1,856,830)

Distributions to shareholders from net realized gains:
Class A	(10,819,065)	(23,403,048)
Class B	(129,522)	(432,841)
Class C	(954,287)	(2,070,354)
Class Y	(265,364)	(326,031)
Class R5	(380)	(84,043)
Class R6	(44,395)	(944)
Total distributions from net realized gains	(12,213,013)	(26,317,261)

Share transactions–net:
Class A	8,042,537	19,626,739
Class B	(1,220,371)	(1,557,277)
Class C	(999,112)	1,958,192
Class Y	4,964,030	3,756,458
Class R5	—	(1,012,643)
Class R6	321,113,619	1,319,044
Net increase in net assets resulting from share transactions	331,900,703	24,090,513
Net increase (decrease) in net assets	323,265,953	(4,575,969)

Net assets:
Beginning of year	347,072,631	351,648,600
End of year (includes undistributed net investment income of $3,052,303 and $1,534,201, respectively)	$670,338,584	$347,072,631

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Global Growth Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

13                         Invesco Global Growth Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

14                         Invesco Global Growth Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the

15                         Invesco Global Growth Fund

Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.80%
Next $250 million	0.78%
Next $500 million	0.76%
Next $1.5 billion	0.74%
Next $2.5 billion	0.72%
Next $2.5 billion	0.70%
Next $2.5 billion	0.68%
Over $10 billion	0.66%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 0.79%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 1.31%, 2.06%, 2.06%, 1.06%, 1.06% and 1.06%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees of $35,376 and reimbursed class level expenses of $254,873, $2,380, $19,806 and $7,916 of Class A, Class B, Class C and Class Y shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $106,716 in front-end sales commissions from the sale of Class A shares and $18,982, $342 and $684 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco Global Growth Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2016, there were transfers from Level 1 to Level 2 of $7,068,837 and from Level 2 to Level 1 of $110,516,427, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$9,794,849	$—	$9,794,849
Brazil	14,066,165	—	—	14,066,165
Canada	26,375,442	—	—	26,375,442
China	26,810,197	—	—	26,810,197
Denmark	11,879,542	—	—	11,879,542
France	15,953,714	—	—	15,953,714
Germany	21,467,663	—	—	21,467,663
Hong Kong	25,302,143	—	—	25,302,143
Indonesia	—	5,241,611	—	5,241,611
Israel	19,203,368	—	—	19,203,368
Italy	2,878,368	—	—	2,878,368
Japan	22,270,952	9,031,293	—	31,302,245
Mexico	14,742,170	—	—	14,742,170
Singapore	10,307,730	—	—	10,307,730
Spain	6,438,618	—	—	6,438,618
Sweden	—	12,028,678	—	12,028,678
Switzerland	10,642,078	19,854,732	—	30,496,810
Taiwan	13,741,188	—	—	13,741,188
Thailand	—	6,618,148	—	6,618,148
Turkey	—	3,284,195	—	3,284,195
United Kingdom	5,894,353	61,411,194	—	67,305,547
United States	267,951,812	—	—	267,951,812
Money Market Funds	27,491,190	—	—	27,491,190
Total Investments	$543,416,693	$127,264,700	$—	$670,681,393

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,691.

17                         Invesco Global Growth Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$1,914,135	$3,785,605
Long-term capital gain	12,000,894	24,388,486
Total distributions	$13,915,029	$28,174,091

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$4,391,668
Undistributed long-term gain	2,105,671
Net unrealized appreciation — investments	82,416,245
Net unrealized appreciation (depreciation) — other investments	(19,868)
Temporary book/tax differences	(140,581)
Shares of beneficial interest	581,585,449
Total net assets	$670,338,584

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2016.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $91,467,347 and $65,188,228 respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$99,080,013
Aggregate unrealized (depreciation) of investment securities	(16,663,768)
Net unrealized appreciation of investment securities	82,416,245

Cost of investments for tax purposes is $588,265,148.

18                         Invesco Global Growth Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions on October 31, 2016, undistributed net investment income was decreased by $137,721 and undistributed net realized gain was increased by $137,721. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	1,417,194	$38,412,642	1,012,086	$29,592,895
Class B	8,014	200,955	6,896	188,022
Class C	158,842	3,972,423	124,459	3,408,293
Class Y	318,992	8,933,493	171,444	4,995,873
Class R6(b)	12,172,107	342,175,107	46,005	1,373,476

Issued as reinvestment of dividends:
Class A	459,389	12,150,838	822,495	22,996,947
Class B	5,282	129,311	16,087	418,265
Class C	38,549	943,677	75,132	1,953,418
Class Y	11,767	311,596	10,816	302,732
Class R5	—	—	3,389	94,247
Class R6	2,125	55,858	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	44,382	1,216,187	47,369	1,393,135
Class B	(48,131)	(1,216,187)	(51,097)	(1,393,135)

Reacquired:
Class A	(1,589,006)	(43,737,130)	(1,172,589)	(34,356,238)
Class B	(13,284)	(334,450)	(28,216)	(770,429)
Class C	(239,645)	(5,915,212)	(125,853)	(3,403,519)
Class Y	(152,442)	(4,281,059)	(52,578)	(1,542,147)
Class R5	—	—	(38,874)	(1,106,890)
Class R6	(739,687)	(21,117,346)	(1,820)	(54,432)
Net increase in share activity	11,854,448	$331,900,703	865,151	$24,090,513

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 60% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	During the year ended October 31, 2016, Class R6 shares valued at $340,039,554 were issued to investors in the CollegeBound 529 program.

19                         Invesco Global Growth Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/16	$28.63	$0.19	$0.32	$0.51	$(0.15)	$(0.99)	$(1.14)	$28.00	2.00%	$311,412	1.29	%(e)	1.38	%(e)	0.70	%(e)	19%
Year ended 10/31/15	31.21	0.16	(0.21)	(0.05)	(0.18)	(2.35)	(2.53)	28.63	0.02	308,940	1.40		1.42		0.55		24
Year ended 10/31/14	29.84	0.23	2.34	2.57	(0.20)	(1.00)	(1.20)	31.21	9.00	314,679	1.43		1.43		0.76		27
Year ended 10/31/13	24.22	0.15	5.82	5.97	(0.22)	(0.13)	(0.35)	29.84	24.96	325,319	1.43		1.47		0.56		29
Year ended 10/31/12	22.26	0.20	1.90	2.10	(0.14)	—	(0.14)	24.22	9.50	277,313	1.34		1.56		0.85		33
Class B
Year ended 10/31/16	26.44	(0.01)	0.29	0.28	—	(0.99)	(0.99)	25.73	1.24	2,260	2.04	(e)	2.13	(e)	(0.05	)(e)	19
Year ended 10/31/15	29.04	(0.06)	(0.19)	(0.25)	—	(2.35)	(2.35)	26.44	(0.74)	3,595	2.15		2.17		(0.20)		24
Year ended 10/31/14	27.87	0.01	2.18	2.19	(0.02)	(1.00)	(1.02)	29.04	8.17	5,585	2.18		2.18		0.01		27
Year ended 10/31/13	22.64	(0.05)	5.45	5.40	(0.04)	(0.13)	(0.17)	27.87	24.03	7,975	2.18		2.22		(0.19)		29
Year ended 10/31/12	20.83	0.02	1.79	1.81	—	—	—	22.64	8.69	9,368	2.09		2.31		0.10		33
Class C
Year ended 10/31/16	26.45	(0.01)	0.29	0.28	—	(0.99)	(0.99)	25.74	1.24	23,755	2.04	(e)	2.13	(e)	(0.05	)(e)	19
Year ended 10/31/15	29.05	(0.06)	(0.19)	(0.25)	—	(2.35)	(2.35)	26.45	(0.74)	25,530	2.15		2.17		(0.20)		24
Year ended 10/31/14	27.87	0.01	2.19	2.20	(0.02)	(1.00)	(1.02)	29.05	8.21	25,896	2.18		2.18		0.01		27
Year ended 10/31/13	22.64	(0.05)	5.45	5.40	(0.04)	(0.13)	(0.17)	27.87	24.03	25,175	2.18		2.22		(0.19)		29
Year ended 10/31/12	20.83	0.02	1.79	1.81	—	—	—	22.64	8.69	21,803	2.09		2.31		0.10		33
Class Y
Year ended 10/31/16	28.72	0.26	0.32	0.58	(0.22)	(0.99)	(1.21)	28.09	2.27	12,562	1.04	(e)	1.13	(e)	0.95	(e)	19
Year ended 10/31/15	31.30	0.23	(0.21)	0.02	(0.25)	(2.35)	(2.60)	28.72	0.26	7,724	1.15		1.17		(0.80)		24
Year ended 10/31/14	29.94	0.31	2.33	2.64	(0.28)	(1.00)	(1.28)	31.30	9.24	4,358	1.18		1.18		1.01		27
Year ended 10/31/13	24.29	0.22	5.83	6.05	(0.27)	(0.13)	(0.40)	29.94	25.31	3,144	1.18		1.22		0.81		29
Year ended 10/31/12	22.33	0.25	1.91	2.16	(0.20)	—	(0.20)	24.29	9.78	2,372	1.09		1.31		1.10		33
Class R5
Year ended 10/31/16	28.57	0.30	0.30	0.60	(0.27)	(0.99)	(1.26)	27.91	2.35	11	0.89	(e)	0.90	(e)	1.10	(e)	19
Year ended 10/31/15	31.17	0.30	(0.24)	0.06	(0.31)	(2.35)	(2.66)	28.57	0.42	11	0.99		0.99		0.96		24
Year ended 10/31/14	29.82	0.38	2.31	2.69	(0.34)	(1.00)	(1.34)	31.17	9.49	1,118	0.94		0.94		1.25		27
Year ended 10/31/13	24.18	0.27	5.80	6.07	(0.30)	(0.13)	(0.43)	29.82	25.51	825	0.99		0.99		1.00		29
Year ended 10/31/12	22.33	0.28	1.90	2.18	(0.33)	—	(0.33)	24.18	9.95	379	0.99		0.99		1.20		33
Class R6
Year ended 10/31/16	28.56	0.31	0.30	0.61	(0.27)	(0.99)	(1.26)	27.91	2.39	320,339	0.89	(e)	0.90	(e)	1.10	(e)	19
Year ended 10/31/15	31.16	0.28	(0.22)	0.06	(0.31)	(2.35)	(2.66)	28.56	0.42	1,274	0.99		0.99		0.96		24
Year ended 10/31/14	29.80	0.38	2.32	2.70	(0.34)	(1.00)	(1.34)	31.16	9.53	13	0.94		0.94		1.25		27
Year ended 10/31/13	24.17	0.27	5.79	6.06	(0.30)	(0.13)	(0.43)	29.80	25.52	12	0.99		0.99		1.00		29
Year ended10/31/12(f)	24.84	0.03	(0.70)	(0.67)	—	—	—	24.17	(2.70)	10	0.95	(g)	0.96	(g)	1.24	(g)	33

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest for Class A, Class B, Class C, Class Y and Class R5, which were less than $0.005 per share for the fiscal year ended October 31, 2012.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended October 31, 2012, the portfolio turnover calculation excludes the value of securities purchased of $92,850,953 and sold of $35,562,826 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Global Advantage into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $312,662, $2,920, $24,297, $9,711, $11, and $98,720 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

NOTE 12—Subsequent Event

Effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed in Note 2) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 1.22%, 1.97%, 1.97%, 0.97%, 0.97% and 0.97%, respectively, of the Fund’s average daily net assets.

20                         Invesco Global Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Invesco Global Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Global Growth Fund (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

21                         Invesco Global Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (10/31/16)	Expenses Paid During Period[2,4]
A	$1,000.00	$1,014.50	$6.48	$1,018.70	$6.50	1.28%
B	1,000.00	1,010.60	10.26	1,014.93	10.28	2.03
C	1,000.00	1,010.60	10.26	1,014.93	10.28	2.03
Y	1,000.00	1,015.90	5.22	1,019.96	5.23	1.03
R5	1,000.00	1,016.40	4.41	1,020.76	4.42	0.87
R6	1,000.00	1,016.40	4.41	1,020.76	4.42	0.87

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective January 1, 2017, the Fund’s Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 1.22%, 1.97%, 1.97%, 0.97%, 0.97% and 0.97% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.22%, 1.97%, 1.97%, 0.97%, 0.87% and 0.87% for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $6.18, $9.96, $9.96, $4.92, $4.41 and $4.41 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $6.19, $9.98, $9.98, $4.93, $4.42 and $4.42 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.

22                         Invesco Global Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM International Mutual Funds (Invesco International Mutual Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Growth Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Global Multi-Cap Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the fourth quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods and above the performance of the Index for the five year period. The Trustees also reviewed more recent Fund

23                         Invesco Global Growth Fund

performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2017 in an amount necessary to limit total annual operating expense to a specified percentage of average daily assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was below the rate of one off-shore fund. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Funds may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

24                         Invesco Global Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$12,000,894
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	72.77%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$212,120

25                         Invesco Global Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Global Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Global Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Growth Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611	GLG-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco Global Opportunities Fund
Nasdaq:
A: IAOPX ∎ C: ICOPX ∎ R: IROPX ∎ Y: IYOPX ∎ R5: IIOPX ∎ R6: IFOPX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Global Opportunities Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Global Opportunities Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco Global Opportunities Fund (the Fund), at net asset value (NAV), underperformed the MSCI All Country World Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.57%
Class C Shares	-0.08
Class R Shares	0.40
Class Y Shares	0.90
Class R5 Shares	0.91
Class R6 Shares	0.83
MSCI All Country World Index▼ (Broad Market/Style-Specific Index)	2.05
Lipper Global Large-Cap Core Funds Index∎ (Peer Group Index)	0.92
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The global economy continued to expand, albeit slowly, for the fiscal year ended October 31, 2016. However, that growth became increasingly uneven across developed and emerging economies, amid continued volatility in oil prices and as the policies of central banks globally began to diverge.

An equity market rally in November 2015 was offset by negative performance in December, as a late-year crash in oil prices rattled the markets. Also in December, the US Federal Reserve (the Fed) followed through on its commitment to normalize monetary policy by raising interest rates – its first increase since 2006 – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing and negative interest rates.

Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China and falling oil prices. Markets recovered in late February and posted gains amid concerted central bank commitments to very loose monetary policy. As a result, the US dollar fell sharply against the euro and Japanese yen, a development that was largely supportive of oil and stock prices.

All major global stock indexes experienced steep declines again in June after UK voters opted to leave the European Union. Stocks in economically sensitive sectors, including energy and financials, were hardest hit, and investors flocked to the perceived safety of US Treasuries and more defensive, dividend-paying equities often found in the telecommunication services, utilities and consumer staples sectors.

After the initial shock of the UK vote, stocks made a strong recovery, regaining most of their losses as fears of a shock to consumer confidence never materialized. For the remainder of the reporting period, emerging markets outperformed as the Fed left interest rates unchanged and expectations for an interest rate increase were delayed again.

For the fiscal year, the Fund underperformed its broad market/style-specific benchmark, the MSCI All Country World

Index. From a sector perspective, stock selection in the energy and consumer staples sectors contributed to Fund performance relative to the benchmark. Energy, in particular, was a strong performer as the sector recovered from lows earlier in the reporting period. The Fund’s holdings in the materials and consumer staples sectors were significant detractors from relative performance.

    On a geographic basis, the Fund’s largest overweight position was to the UK, which posted negative returns and detracted from performance. The Fund’s stock selection in the US contributed to relative performance, although this was slightly offset by underweight exposure to the US, which was one of the stronger equity markets globally during the reporting period. In reviewing the allocations to sector and geographies that contributed to and detracted from Fund performance, it’s important to emphasize that these are shaped by the stocks selected through the Fund’s conviction-led and valuation-focused investment process.

    For example, Netease was the largest contributor to Fund performance, as shares gained due to the company’s highly successful expansion into the Chinese mobile gaming market. The company has attractive characteristics including a dominant market position in Chinese video games, very strong organic growth and excellent cash generation. But after the stock appreciated, we sold our holdings due to valuation considerations.

    Homebuilder EZ Tec Empreendimentos e Participacoes also contributed to Fund performance, benefiting from a recovery in sentiment toward Brazil specifically, and emerging markets more broadly. While we believe the backdrop for property development in Sao Paolo is likely to remain depressed for some time, the company’s management has remained conservative in its approach, focusing on cash generation and maintaining a strong net cash

Portfolio Composition
By sector	% of total net investments

Financials	30.9%
Industrials	18.9
Consumer Discretionary	15.9
Energy	11.2
Health Care	9.3
Materials	6.0
Consumer Staples	4.1
Information Technology	3.7

Top 10 Equity Holdings
% of total net assets

1.	Bayer AG	6.5%
2.	JPMorgan Chase & Co.	5.1
3.	Citigroup Inc.	4.5
4.	Volkswagen AG-Preferred Shares	4.2
5.	Standard Chartered PLC	4.1
6.	EZ Tec Empreendimentos e Participacoes S.A.	3.9
7.	Rolls-Royce Holdings PLC	3.8
8.	MasterCard, Inc.-Class A	3.7
9.	United Technologies Corp.	3.6
10.	Royal Dutch Shell PLC	3.5

Total Net Assets	$14.9 million

Total Number of Holdings	38

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of October 31, 2016.

4                         Invesco Global Opportunities Fund

balance sheet. We continue to believe that the company has excellent asset backing and, given its financial strength, could emerge in a strong position going forward.

    UK-based travel group Thomas Cook was the largest detractor from Fund performance. Terrorist attacks in Turkey and Egypt during the reporting period had a negative impact on tourism, which required the company to shift its focus to other destinations such as Spain, Greece and the US.

    During the reporting period, we increased the Fund’s exposure to more cyclical areas of the market. In terms of portfolio position, this meant that we made the decision to reduce our exposure to holdings with high balance sheet leverage, including Colfax, J.C. Penney and Samsung – all three of which we eliminated from the Fund before the close of the reporting period. Given continued uncertainty regarding potential changes to the US health care system post-elections, valuations have come down significantly, and we used this opportunity to establish new positions in Novartis and Bayer. In the case of Bayer, we took advantage of the initial negative market reaction to news of a possible merger with Monsanto, another new holding in the Fund, given our positive view on the potential future synergies between Monsanto’s seed franchise and Bayer’s crop chemical franchise.

    We believe that extreme market movements, like those experienced during the reporting period, can create buying opportunities, as correlations rise and selling can be somewhat indiscriminate. We used these market movements to increase positions in current holdings or establish new ones in what we believed were attractive companies selling at attractive prices.

    Invesco Global Opportunities Fund seeks to invest in companies with sound fundamentals, good management, strong balance sheets and attractive valuations, regardless of their location. As bottom-up stock pickers, we seek out the most attractive and compelling investment opportunities from around the world, unconstrained by limitations on market capitalization, style or sector. We will continue to do so.

    We thank you for your investment in Invesco Global Opportunities Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Stephen Anness Portfolio Manager, is lead manager of Invesco Global Opportunities Fund. He joined Invesco in
2002. Mr. Anness earned a BSc in economics from the University of Swansea, the Securities Institute Diploma and the Investment Management Certificate.

Andrew Hall Portfolio Manager, is manager of Invesco Global Opportunities Fund. He joined Invesco in 2013. Mr. Hall earned a
BSc degree in economics from Nottingham University.

5                         Invesco Global Opportunities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since inception

Fund and index data from 8/3/12

1 Source:	Lipper Inc.
2 Source:	FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Global Opportunities Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (8/3/12)	9.70%
1 Year	-4.93

Class C Shares
Inception (8/3/12)	10.33%
1 Year	-1.04

Class R Shares
Inception (8/3/12)	10.87%
1 Year	0.40

Class Y Shares
Inception (8/3/12)	11.43%
1 Year	0.90

Class R5 Shares
Inception (8/3/12)	11.45%
1 Year	0.91

Class R6 Shares
Inception	11.44%
1 Year	0.83

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.36%, 2.11%, 1.61%, 1.11%, 1.11% and 1.11%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.94%, 3.69%, 3.19%, 2.69%, 2.45% and 2.45%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/3/12)	9.93%
1 Year	2.45

Class C Shares
Inception (8/3/12)	10.57%
1 Year	6.49

Class R Shares
Inception (8/3/12)	11.13%
1 Year	8.10

Class Y Shares
Inception (8/3/12)	11.68%
1 Year	8.57

Class R5 Shares
Inception (8/3/12)	11.70%
1 Year	8.65

Class R6 Shares
Inception	11.70%
1 Year	8.66

on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

7                         Invesco Global Opportunities Fund

Invesco Global Opportunities Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss.
∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union would place its currency and banking system in jeopardy. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Global Opportunities Fund

∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Warrants risk. Warrants may be significantly less valuable or worthless on their expiration date and may also be postponed or terminated early, resulting in a partial or total loss. Warrants may also be illiquid.

About indexes used in this report

∎	The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Global Large-Cap Core Funds Index is an unmanaged index considered representative of global large-cap core funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco Global Opportunities Fund

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–101.57%
Brazil–3.85%
EZ Tec Empreendimentos e Participacoes S.A.	111,058	$575,257

Canada–3.18%
PrairieSky Royalty Ltd.	21,843	475,050

France–6.70%
Airbus Group SE	8,545	507,378
Legrand S.A.	8,732	493,079
		1,000,457

Germany–10.71%
Bayer AG	9,850	976,291
Volkswagen AG–Preference Shares	4,542	624,245
		1,600,536

Hong Kong–6.20%
CK Hutchison Holdings Ltd.	25,180	311,525
Standard Chartered PLC(a)	72,214	615,483
		927,008

Indonesia–1.45%
PT Bank Rakyat Indonesia (Persero) Tbk	232,900	217,310

Norway–2.59%
Statoil ASA	23,761	387,200

Sweden–2.13%
Lundin Petroleum AB(a)	17,728	318,385

Switzerland–2.96%
LafargeHolcim Ltd.	1	45
Novartis AG	6,223	441,974
		442,019

United Kingdom–23.76%
Barclays PLC	135,589	314,416
Booker Group PLC	113,784	249,498

	Shares	Value
United Kingdom–(continued)
DS Smith PLC	71,403	$347,798
Essentra PLC	69,273	432,359
Howden Joinery Group PLC	19,926	91,263
London Stock Exchange Group PLC	9,302	319,139
Rolls-Royce Holdings PLC	64,413	572,692
Rolls-Royce Holdings PLC–Preference Shares(a)	2,962,998	3,626
Royal Dutch Shell PLC–Class A	20,656	514,952
Tesco PLC(a)	143,285	369,555
Thomas Cook Group PLC(a)	393,496	334,684
		3,549,982
United States–38.04%
American Express Co.	7,067	469,390
Berkshire Hathaway Inc.–Class B(a)	2,978	429,725
Citigroup Inc.	13,769	676,746
First Republic Bank	6,499	483,721
Goodyear Tire & Rubber Co. (The)	5,714	165,877
JPMorgan Chase & Co.	10,992	761,306
Las Vegas Sands Corp.	6,811	394,221
Markel Corp.(a)	182	159,692
MasterCard Inc.–Class A	5,188	555,220
Monsanto Co.	1,286	129,590
S&P Global Inc.	1,996	243,213
Samsonite International S.A.	102,600	322,798
Union Pacific Corp.	4,030	355,365
United Technologies Corp.	5,255	537,061
		5,683,925
TOTAL INVESTMENTS–101.57% (Cost $14,500,712)		15,177,129
OTHER ASSETS LESS LIABILITIES–(1.57)%		(234,447)
NET ASSETS–100.00%		$14,942,682

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Opportunities Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Total investments, at value (Cost $14,500,712)	$15,177,129
Foreign currencies, at value (Cost $106,541)	106,961
Receivable for:
Fund shares sold	2,631
Dividends	32,960
Fund expenses absorbed	6,041
Investment for trustee deferred compensation and retirement plans	12,080
Other assets	33,102
Total assets	15,370,904

Liabilities:
Payable for:
Fund shares reacquired	46,675
Amount due custodian	301,584
Accrued fees to affiliates	16,663
Accrued trustees’ and officers’ fees and benefits	1,751
Accrued other operating expenses	49,289
Trustee deferred compensation and retirement plans	12,260
Total liabilities	428,222
Net assets applicable to shares outstanding	$14,942,682

Net assets consist of:
Shares of beneficial interest	$15,286,299
Undistributed net investment income	96,467
Undistributed net realized gain (loss)	(1,114,905)
Net unrealized appreciation	674,821
$14,942,682

Net Assets:
Class A	$11,454,762
Class C	$2,752,550
Class R	$261,417
Class Y	$449,193
Class R5	$12,842
Class R6	$11,918

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	896,711
Class C	220,020
Class R	20,594
Class Y	35,041
Class R5	1,001
Class R6	930
Class A:
Net asset value per share	$12.77
Maximum offering price per share
(Net asset value of $12.77 ÷ 94.50%)	$13.51
Class C:
Net asset value and offering price per share	$12.51
Class R:
Net asset value and offering price per share	$12.69
Class Y:
Net asset value and offering price per share	$12.82
Class R5:
Net asset value and offering price per share	$12.83
Class R6:
Net asset value and offering price per share	$12.82

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Opportunities Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $21,672)	$367,805
Dividends from affiliated money market funds	429
Total investment income	368,234

Expenses:
Advisory fees	141,850
Administrative services fees	50,000
Custodian fees	15,319
Distribution fees:
Class A	30,009
Class C	27,920
Class R	1,198
Transfer agent fees — A, C, R and Y	58,145
Transfer agent fees — R5	10
Transfer agent fees — R6	10
Trustees’ and officers’ fees and benefits	19,182
Registration and filing fees	75,960
Reports to shareholders	15,439
Professional services fees	55,823
Other	15,549
Total expenses	506,414
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(250,788)
Net expenses	255,626
Net investment income	112,608

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(805,476)
Foreign currencies	12,124
(793,352)
Change in net unrealized appreciation of:
Investment securities	535,040
Foreign currencies	1,245
536,285
Net realized and unrealized gain (loss)	(257,067)
Net increase (decrease) in net assets resulting from operations	$(144,459)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Opportunities Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$112,608	$52,110
Net realized gain (loss)	(793,352)	553,362
Change in net unrealized appreciation (depreciation)	536,285	(713,753)
Net increase (decrease) in net assets resulting from operations	(144,459)	(108,281)

Distributions to shareholders from net investment income:
Class A	(20,017)	(158,805)
Class C	—	(10,983)
Class R	—	(1,853)
Class Y	(15,245)	(53,196)
Class R5	(52)	(261)
Class R6	(48)	(243)
Total distributions from net investment income	(35,362)	(225,341)

Distributions to shareholders from net realized gains:
Class A	(366,471)	(1,159,655)
Class C	(87,858)	(244,473)
Class R	(6,311)	(17,319)
Class Y	(113,691)	(318,954)
Class R5	(387)	(1,566)
Class R6	(359)	(1,454)
Total distributions from net realized gains	(575,077)	(1,743,421)

Share transactions–net:
Class A	(664,409)	3,066,764
Class C	(121,271)	922,698
Class R	43,201	79,273
Class Y	(3,856,578)	1,735,517
Net increase (decrease) in net assets resulting from share transactions	(4,599,057)	5,804,252
Net increase (decrease) in net assets	(5,353,955)	3,727,209

Net assets:
Beginning of year	20,296,637	16,569,428
End of year (includes undistributed net investment income of $96,467 and $20,047, respectively)	$14,942,682	$20,296,637

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Global Opportunities Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

13                         Invesco Global Opportunities Fund

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer

14                         Invesco Global Opportunities Fund

derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15                         Invesco Global Opportunities Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.80%
Next $250 million	0.78%
Next $500 million	0.76%
Next $1.5 billion	0.74%
Next $2.5 billion	0.72%
Next $2.5 billion	0.70%
Next $2.5 billion	0.68%
Over $10 billion	0.66%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 0.80%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.36%, 2.11%, 1.61%, 1.11%, 1.11% and 1.11%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees and reimbursed fund level expenses of $192,623 and reimbursed class level expenses of $39,047, $9,082, $779, $8,693, $10 and $10 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $5,530 in front-end sales commissions from the sale of Class A shares and $1,419 and $380 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco Global Opportunities Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2016, there were transfers from Level 1 to Level 2 of $318,385 and from Level 2 to Level 1 of $3,041,734, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Brazil	$575,257	$—	$—	$575,257
Canada	475,050	—	—	475,050
France	—	1,000,457	—	1,000,457
Germany	1,600,536	—	—	1,600,536
Hong Kong	927,008	—	—	927,008
Indonesia	—	217,310	—	217,310
Norway	—	387,200	—	387,200
Sweden	—	318,385	—	318,385
Switzerland	45	441,974	—	442,019
United Kingdom	2,227,868	1,322,114	—	3,549,982
United States	5,683,925	—	—	5,683,925
Total Investments	$11,489,689	$3,687,440	$—	$15,177,129

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $544.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco Global Opportunities Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$48,387	$353,571
Long-term capital gain	562,052	1,615,191
Total distributions	$610,439	$1,968,762

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$166,141
Net unrealized appreciation—investments	221,262
Net unrealized appreciation (depreciation)—other investments	(1,596)
Temporary book/tax differences	(11,872)
Capital loss carryforward	(717,552)
Shares of beneficial interest	15,286,299
Total net assets	$14,942,682

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carry forward as of October 31, 2016, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not Subject to Expiration	$717,552	$—	$717,552

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $9,102,613 and $13,248,289, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,005,585
Aggregate unrealized (depreciation) of investment securities	(784,323)
Net unrealized appreciation of investment securities	$221,262

Cost of investments for tax purposes is $14,955,867.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and distributions, on October 31, 2016, undistributed net investment income was decreased by $826 and undistributed net realized gain (loss) was increased by $826.

18                         Invesco Global Opportunities Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	243,794	$2,969,412	745,064	$10,095,196
Class C	54,438	653,836	157,144	2,124,840
Class R	8,289	99,803	8,066	107,880
Class Y	50,324	623,467	399,612	4,922,074

Issued as reinvestment of dividends:
Class A	32,327	386,301	100,243	1,253,041
Class C	7,458	87,858	20,271	251,366
Class R	498	5,924	1,399	17,438
Class Y	10,724	128,363	6,729	84,246

Reacquired:
Class A	(324,538)	(4,020,122)	(653,868)	(8,281,473)
Class C	(71,272)	(862,965)	(109,873)	(1,453,508)
Class R	(4,920)	(62,526)	(3,493)	(46,045)
Class Y	(381,426)	(4,608,408)	(248,246)	(3,270,803)
Net increase (decrease) in share activity	(374,304)	$(4,599,057)	423,048	$5,804,252

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 34% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco Global Opportunities Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/16	$13.13	$0.09	$(0.04)	$0.05	$(0.02)	$(0.39)	$(0.41)	$12.77	0.57%	$11,455	1.36	%(d)	2.77	%(d)	0.72	%(d)	52%
Year ended 10/31/15	14.74	0.06	0.11	0.17	(0.22)	(1.56)	(1.78)	13.13	1.76	12,405	1.36		2.94		0.43		71
Year ended 10/31/14	14.90	0.14	0.17	0.31	(0.06)	(0.41)	(0.47)	14.74	2.11	11,113	1.36		2.39		0.96		106
Year ended 10/31/13	10.64	0.13	4.20	4.33	(0.07)	—	(0.07)	14.90	40.94	10,912	1.36		4.80		0.97		76
Year ended 10/31/12(e)	10.00	0.02	0.62	0.64	—	—	—	10.64	6.40	1,658	1.35	(f)	11.20	(f)	0.80	(f)	9
Class C
Year ended 10/31/16	12.93	(0.00)	(0.03)	(0.03)	—	(0.39)	(0.39)	12.51	(0.08)	2,753	2.11	(d)	3.52	(d)	(0.03	)(d)	52
Year ended 10/31/15	14.51	(0.04)	0.10	0.06	(0.08)	(1.56)	(1.64)	12.93	0.86	2,967	2.11		3.69		(0.32)		71
Year ended 10/31/14	14.76	0.03	0.17	0.20	(0.04)	(0.41)	(0.45)	14.51	1.39	2,348	2.11		3.14		0.21		106
Year ended 10/31/13	10.62	0.03	4.18	4.21	(0.07)	—	(0.07)	14.76	39.85	1,292	2.11		5.55		0.22		76
Year ended 10/31/12(e)	10.00	0.00	0.62	0.62	—	—	—	10.62	6.20	14	2.10	(f)	11.95	(f)	0.05	(f)	9
Class R
Year ended 10/31/16	13.05	0.06	(0.03)	0.03	—	(0.39)	(0.39)	12.69	0.40	261	1.61	(d)	3.02	(d)	0.47	(d)	52
Year ended 10/31/15	14.67	0.02	0.09	0.11	(0.17)	(1.56)	(1.73)	13.05	1.31	218	1.61		3.19		0.18		71
Year ended 10/31/14	14.85	0.11	0.17	0.28	(0.05)	(0.41)	(0.46)	14.67	1.94	158	1.61		2.64		0.71		106
Year ended 10/31/13	10.63	0.09	4.20	4.29	(0.07)	—	(0.07)	14.85	40.59	40	1.61		5.05		0.72		76
Year ended 10/31/12(e)	10.00	0.01	0.62	0.63	—	—	—	10.63	6.30	11	1.60	(f)	11.45	(f)	0.55	(f)	9
Class Y
Year ended 10/31/16	13.17	0.12	(0.03)	0.09	(0.05)	(0.39)	(0.44)	12.82	0.90	449	1.11	(d)	2.52	(d)	0.97	(d)	52
Year ended 10/31/15	14.81	0.09	0.09	0.18	(0.26)	(1.56)	(1.82)	13.17	1.90	4,681	1.11		2.69		0.68		71
Year ended 10/31/14	14.94	0.18	0.17	0.35	(0.07)	(0.41)	(0.48)	14.81	2.39	2,922	1.11		2.14		1.21		106
Year ended 10/31/13	10.65	0.16	4.20	4.36	(0.07)	—	(0.07)	14.94	41.21	5,414	1.11		4.55		1.22		76
Year ended 10/31/12(e)	10.00	0.03	0.62	0.65	—	—	—	10.65	6.50	1,581	1.10	(f)	10.95	(f)	1.05	(f)	9
Class R5
Year ended 10/31/16	13.18	0.12	(0.03)	0.09	(0.05)	(0.39)	(0.44)	12.83	0.91	13	1.11	(d)	2.28	(d)	0.97	(d)	52
Year ended 10/31/15	14.81	0.09	0.10	0.19	(0.26)	(1.56)	(1.82)	13.18	1.97	13	1.11		2.45		0.68		71
Year ended 10/31/14	14.94	0.18	0.17	0.35	(0.07)	(0.41)	(0.48)	14.81	2.39	15	1.11		1.99		1.21		106
Year ended 10/31/13	10.64	0.16	4.21	4.37	(0.07)	—	(0.07)	14.94	41.34	15	1.11		4.53		1.22		76
Year ended 10/31/12(e)	10.00	0.03	0.61	0.64	—	—	—	10.64	6.40	11	1.10	(f)	11.00	(f)	1.05	(f)	9
Class R6
Year ended 10/31/16	13.17	0.12	(0.03)	0.09	(0.05)	(0.39)	(0.44)	12.82	0.90	12	1.11	(d)	2.28	(d)	0.97	(d)	52
Year ended 10/31/15	14.81	0.09	0.09	0.18	(0.26)	(1.56)	(1.82)	13.17	1.89	12	1.11		2.45		0.68		71
Year ended 10/31/14	14.94	0.18	0.17	0.35	(0.07)	(0.41)	(0.48)	14.81	2.39	14	1.11		1.99		1.21		106
Year ended 10/31/13	10.64	0.16	4.21	4.37	(0.07)	—	(0.07)	14.94	41.34	14	1.11		4.53		1.22		76
Year ended 10/31/12(e)	10.76	0.01	(0.13)	(0.12)	—	—	—	10.64	(1.12)	10	1.10	(f)	8.37	(f)	1.05	(f)	9

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $12,004, $2,792, $240, $2,672, $12, and $11 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of August 3, 2012 for Class A, Class C, Class R, Class Y and Class R5 shares and September 24, 2012 for Class R6, respectively.
(f)	Annualized.

NOTE 12—Subsequent Event

Effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed in Note 2) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.02%, 1.77%, 1.27%, 0.77%, 0.77% and 0.77%, respectively, of the Fund’s average daily net assets.

20                         Invesco Global Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Invesco Global Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Global Opportunities Fund (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period August 3, 2012 (commencement of operations) through October 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

21                         Invesco Global Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (10/31/16)	Expenses Paid During Period[2,4]
A	$1,000.00	$1,007.90	$6.86	$1,018.30	$6.90	1.36%
C	1,000.00	1,004.00	10.63	1,014.53	10.68	2.11
R	1,000.00	1,006.30	8.12	1,017.04	8.16	1.61
Y	1,000.00	1,009.40	5.61	1,019.56	5.63	1.11
R5	1,000.00	1,009.40	5.61	1,019.56	5.63	1.11
R6	1,000.00	1,009.40	5.61	1,019.56	5.63	1.11

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective January 1, 2017, the Fund’s Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.02%, 1.77%, 1.27%, 0.77%, 0.77% and 0.77% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.02%, 1.77%, 1.27%, 0.77%, 0.77% and 0.77% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.15, $8.92, $6.40, $3.89, $3.89 and $3.89 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.18, $8.97, $6.44, $3.91, $3.91 and $3.91 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

22                         Invesco Global Opportunities Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM International Mutual Funds (Invesco International Mutual Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Opportunities Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board noted that the Fund recently began operations and that comparative performance data for only the past three calendar years was available. The Board compared the Fund’s performance during the past three calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Global Large-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was above the performance of the Index for the one and three year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

23                         Invesco Global Opportunities Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2017 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of an off-shore fund. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that Invesco Advisers and its affiliates did not make a profit from managing the Fund as a result of fee and expense waivers. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

24                         Invesco Global Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$562,052
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	85.08%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco Global Opportunities Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Global Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Global Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Opportunities Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611	GLOPP-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco Global Responsibility Equity Fund
Nasdaq:
A: VSQAX ∎ C: VSQCX ∎ R: VSQRX ∎ Y: VSQYX ∎ R5: VSQFX ∎ R6: VSQSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                          Invesco Global Responsibility Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Global Responsibility Equity Fund

Management’s Discussion of Fund Performance

Performance summary

Invesco Global Responsibility Equity Fund (the Fund) incepted on July 1, 2016. From the Fund’s inception to the end of the reporting period on October 31, 2016, Class A shares of the Fund, at net asset value (NAV), outperformed the Fund’s broad market/style-specific benchmark, the MSCI World Index.

    Additional information about your Fund’s performance appears later in this report.

Fund vs. Indexes

Cumulative total returns, 7/1/16 (inception date) to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.75%
Class C Shares	2.56
Class R Shares	2.65
Class Y Shares	2.85
Class R5 Shares	2.85
Class R6 Shares	2.85
MSCI World Index▼ (Broad Market/Style-Specific Index)	2.39
Lipper Global Multi-Cap Core Funds Index∎ (Peer Group Index)	3.90

 Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

Invesco Global Responsibility Fund incepted on July 1, 2016, just four months before the close of the reporting period. At the Fund’s inception, global markets were still absorbing the news that UK voters had opted in late June to leave the European Union – the so-called Brexit vote. Brexit resulted in a sharp stock-market sell-off around the globe. Stocks in economically sensitive sectors, including energy and financials, were hardest hit, and investors flocked to the perceived safety of US Treasuries and more defensive, dividend-paying equities.

    After the initial shock of the UK vote, stocks made a strong recovery, regaining most of their losses as fears of a shock to consumer confidence never materialized. For the remainder of the reporting period, emerging markets outperformed as the US Federal Reserve left interest rates unchanged and expectations for an interest rate increase were delayed again. Toward the end of the reporting period, uncertainty about the outcome of the hotly-contested

US presidential election resulted in some market volatility as investors waited to see how changes in Washington, DC, might affect various sectors of the economy.

    Invesco Global Responsibility Equity Fund is a globally conscious portfolio designed to provide exposure to global developed equity markets while excluding companies that have negative social and environmental impacts. Companies involved in fossil fuels, nuclear power, firearms and armaments, cluster munitions, pornography, sale and production of alcohol and tobacco, and genetic engineering of crops and animals are targeted for exclusion.

    The Fund seeks to provide long-term growth of capital while simultaneously pursuing a social and environmental policy. The Fund seeks to accomplish this through stock selection using a proprietary multi-factor model based on fundamental and behavioral factors to evaluate and rank companies relative to peers within their respective countries and sectors. The multi-factor model forecasts a return for each stock in the investable universe and is based on four concepts: Earnings Expectations, Market Sentiment, Management and Quality, and Value.1

    The Fund benefited from its mandate to exclude US-based alcohol, tobacco and fossil fuel generating energy companies from its portfolio as many of these stocks had negative returns. Avoiding defense companies was also a mild positive, as US defense contractors underperformed the Fund’s style-specific benchmark. However, stock selection within the materials and financials sectors detracted from relative performance. From a geographic perspective, stock selection in the US and Europe, specifically in Switzerland, strongly contributed to Fund performance, while stock selection in Canada detracted from Fund performance.

    One of the Fund’s largest contributors was HP, which announced during the reporting period that it plans to buy Samsung’s (not a Fund holding) printing business for over $1 billion. In addition, retailer Best Buy delivered a strong return on news of solid earnings growth and its continued streak of not missing an earnings target in over four years.

    The materials sector was the largest detractor from Fund performance during the reporting period. Gold mining company Barrick Gold declined as gold prices fell on fears of rising interest rates. Also detracting was Campbell Soup, which reported a smaller-than-expected quarterly adjusted profit due to a product recall during the reporting period.

    At the end of the reporting period, the Fund had overweight allocations in the financials, health care, industrials and information technology sectors relative to its style-specific benchmark. The Fund had underweight allocations in the consumer staples, energy and materials sectors. In addition, the Fund had no allocation to the real estate, telecommunication

Portfolio Composition

By sector	% of total net assets

Financials	19.9%
Information Technology	18.8
Health Care	14.9
Industrials	14.3
Consumer Discretionary	12.2
Consumer Staples	6.0
Materials	4.8
Energy	0.6
Money Market Funds Plus Other Assets Less Liabilities	8.5

Top 10 Equity Holdings*

% of total net assets

1.	Citigroup Inc.	4.2%
2.	Baxter International Inc.	3.6
3.	HP Inc.	3.5
4.	International Business Machines Corp.	3.5
5.	Johnson & Johnson	3.3
6.	JPMorgan Chase & Co.	3.2
7.	Intel Corp.	3.1
8.	Gilead Sciences, Inc.	3.1
9.	HOCHTIEF AG	3.0
10.	Aflac, Inc.	2.7

Total Net Assets	$1.5 million
Total Number of Holdings*	68

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2016.

4                          Invesco Global Responsibility Equity Fund

services or utilities sectors. From a geographic perspective, the largest overweight allocations were in Australia, Canada, Germany and Switzerland, and underweight allocations were in the US, UK and Japan.

    Please note, the Fund’s strategy is principally implemented through equity investments, but we may also use futures contracts, a derivative instrument, to gain exposure to the equity markets. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco Global Responsibility Equity Fund.

1	The Model’s investment concepts – Earnings Expectations, Market Sentiment, Management and Quality, and Value are the foundation of the Fund’s stock selection process. Earnings Expectations is measured by earnings momentum and earnings revisions. Market Sentiment evaluates the price momentum of the stock. Management and Quality assesses whether management is a benefit for shareholders. The Value concept measures valuation in terms of cash flow yield, dividend yield and earnings yield.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Responsibility Equity Fund. He joined
Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Uwe Draeger Portfolio Manager, is manager of Invesco Global Responsibility Equity Fund. He joined Invesco in 2005. Mr. Draeger earned a Diplom-Ökonom degree from Hochschule für Ökonomie Berlin, an MA from City of London Polytechnic and an MBA from Anglia Business School (Cambridge).

Robert Nakouzi Portfolio Manager, is manager of Invesco Global Responsibility Equity Fund. He joined Invesco in 2004. Mr. Nakouzi earned a Licence en Gestion de Entreprises from the University of Beirut in 1989 and a bachelor’s degree in finance and marketing from the University of Applied Sciences in Frankfurt, Germany.

Manuela von Ditfurth Portfolio Manager, is manager of Invesco Global Responsibility Equity Fund. She joined Invesco in 1998. Ms. Ditfurth earned a Bankfachwirt degree from Bankakademie Frankfurt.

Andrew Waisburd Portfolio Manager, is manager of Invesco Global Responsibility Equity Fund. He joined Invesco in 2008. Dr. Waisburd earned a BS in statistics from Cornell University and an MS and a PhD in finance from Indiana University.

Donna Chapman Wilson Portfolio Manager and Director of Portfolio Management, is manager of Invesco Global Responsibility
Equity Fund. She joined Invesco in 1997. Ms. Chapman Wilson earned a BA in economics from Hampton University and an MBA in finance from the Wharton School of the University of Pennsylvania.

5                         Invesco Global Responsibility Equity Fund

Your Fund’s Performance

Cumulative Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (7/1/16)	-2.88%

Class C Shares
Inception (7/1/16)	1.56%

Class R Shares
Inception (7/1/16)	2.65%

Class Y Shares
Inception (7/1/16)	2.85%

Class R5 Shares
Inception (7/1/16)	2.85%

Class R6 Shares
Inception (7/1/16)	2.85%

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Cumulative Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/1/16)	0.19%

Class C Shares
Inception (7/1/16)	4.80%

Class R Shares
Inception (7/1/16)	5.90%

Class Y Shares
Inception (7/1/16)	6.10%

Class R5 Shares
Inception (7/1/16)	6.10%

Class R6 Shares
Inception (7/1/16)	6.10%

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.85%, 1.60%, 1.10%, 0.60%, 0.60% and 0.60%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 16.89%, 17.64%, 17.14%, 16.64%,

16.64% and 16.60%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2018. See current prospectus for more information.

continued from page 7

be no assurance that specific investments held by the Fund will rise in value.

∎	Mid-capitalization companies risk. Mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Real estate investment trust (REIT) risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.

About indexes used in this report

∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Global Multi-Cap Core Funds Index is an unmanaged index considered representative of global multicap core funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Global Responsibility Equity Fund

Global Responsibility Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing

in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Environmental and social investing risk. Because the Fund uses environmental and social factors to exclude certain investments for non-financial reasons, the Fund may forego some market opportunities available to other funds that do not use these criteria. Further, there is a risk that information used by the Fund to evaluate the environmental and social factors may not be readily available, complete or accurate, which could negatively impact the Fund’s ability to apply its environmental and social standards, which may negatively impact the Fund’s performance.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union would place its currency and banking system in jeopardy. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE	continued on page 6

7                         Invesco Global Responsibility Equity Fund

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–91.50%
Australia–2.79%
BlueScope Steel Ltd.	2,282	$13,539
Cochlear Ltd.	284	27,594
		41,133

Canada–5.23%
Barrick Gold Corp.	813	14,305
CAE, Inc.	1,655	23,247
Canadian Imperial Bank of Commerce	121	9,067
Dollarama Inc.	376	28,098
Toronto-Dominion Bank (The)	50	2,269
		76,986

France–2.65%
BNP Paribas S.A.	673	39,037

Germany–4.93%
adidas AG	176	28,865
HOCHTIEF AG	320	43,681
		72,546

Ireland–2.19%
Experian PLC	1,675	32,158

Italy–0.79%
Recordati S.p.A.	409	11,575

Japan–6.26%
Asahi Glass Co., Ltd.	1,000	7,009
IBIDEN CO., LTD.	1,000	14,511
Iida Group Holdings Co., Ltd.	1,500	29,023
Mitsui O.S.K. Lines, Ltd.	1,000	2,502
mixi, Inc.	1,000	36,857
NSK Ltd.	200	2,217
		92,119

New Zealand–1.56%
Fletcher Building Ltd.	3,105	23,024

Spain–1.21%
Industria de Diseno Textil, S.A.	448	15,661
Mediaset Espana Comunicacion S.A.	186	2,078
		17,739

Sweden–2.10%
Electrolux AB–Series B	487	11,522
Intrum Justitia AB	311	9,590
Sandvik AB	864	9,807
		30,919

Switzerland–4.57%
Georg Fischer AG	38	33,667
Lonza Group AG	178	33,602
		67,269

	Shares	Value
United Kingdom–4.89%
Berendsen PLC	1,211	$14,316
Fiat Chrysler Automobiles N.V.	2,697	19,747
Informa PLC	227	1,868
Johnson Matthey PLC	120	4,993
Reckitt Benckiser Group PLC	22	1,967
RELX PLC	1,161	20,715
Subsea 7 S.A.(a)	753	8,421
		72,027

United States–52.33%
Aflac, Inc.	570	39,256
American Express Co.	35	2,325
Annaly Capital Management Inc.	3,500	36,260
Apple Inc.	108	12,262
Applied Materials, Inc.	215	6,252
Bank of America Corp.	312	5,148
Baxter International Inc.	1,113	52,968
Best Buy Co., Inc.	973	37,859
Campbell Soup Co.	272	14,780
CBS Corp.–Class B	53	3,001
Cisco Systems, Inc.	1,000	30,680
Citigroup Inc.	1,243	61,093
Citizens Financial Group, Inc.	269	7,085
ConAgra Foods, Inc.	561	27,029
Discover Financial Services	39	2,197
Ford Motor Co.	163	1,914
Gilead Sciences, Inc.	612	45,062
HP Inc.	3,536	51,237
Ingredion Inc.	21	2,755
Intel Corp.	1,300	45,331
International Business Machines Corp.	333	51,179
JM Smucker Co. (The)	53	6,959
Johnson & Johnson	416	48,252
JPMorgan Chase & Co.	683	47,305
ManpowerGroup Inc.	90	6,912
Navient Corp.	2,736	34,966
Newmont Mining Corp.	388	14,371
Nuance Communications, Inc.(a)	943	13,221
Procter & Gamble Co. (The)	293	25,432
QUALCOMM, Inc.	228	15,668
Synchrony Financial	77	2,201
Tyson Foods, Inc.–Class A	127	8,998
Unum Group	67	2,372
Voya Financial, Inc.	85	2,597
Waste Management, Inc.	80	5,253
		770,180
Total Common Stocks & Other Equity Interests (Cost $1,310,701)		1,346,712

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Global Responsibility Equity Fund

	Shares	Value
Money Market Funds–5.45%
Government & Agency Portfolio–Institutional Class, 0.29%(b)	48,101	$48,101
Treasury Portfolio–Institutional Class, 0.22%(b)	32,067	32,067
Total Money Market Funds (Cost $80,168)		80,168
TOTAL INVESTMENTS–96.95% (Cost $1,390,869)		1,426,880
OTHER ASSETS LESS LIABILITIES–3.05%		44,925
NET ASSETS–100.00%		$1,471,805

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Global Responsibility Equity Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $1,310,701)	$1,346,712
Investments in affiliated money market funds, at value and cost	80,168
Total investments, at value (Cost $1,390,869)	1,426,880
Cash	28,930
Foreign currencies, at value (Cost $666)	707
Receivable for:
Fund shares sold	55,137
Dividends	1,396
Investment for trustee deferred compensation and retirement plans	401
Other assets	96,058
Total assets	1,609,509

Liabilities:
Payable for:
Investments purchased	40,559
Accrued fees to affiliates	52,542
Accrued trustees’ and officers’ fees and benefits	1,590
Accrued other operating expenses	42,612
Trustee deferred compensation and retirement plans	401
Total liabilities	137,704
Net assets applicable to shares outstanding	$1,471,805

Net assets consist of:
Shares of beneficial interest	$1,427,458
Undistributed net investment income	7,416
Undistributed net realized gain	870
Net unrealized appreciation	36,061
$1,471,805

Net Assets:
Class A	$45,529
Class C	$10,435
Class R	$10,453
Class Y	$41,852
Class R5	$10,471
Class R6	$1,353,065

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	4,356
Class C	1,001
Class R	1,001
Class Y	4,001
Class R5	1,001
Class R6	129,351
Class A:
Net asset value per share	$10.45
Maximum offering price per share
(Net asset value of $10.45 ÷ 94.50%)	$11.06
Class C:
Net asset value and offering price per share	$10.42
Class R:
Net asset value and offering price per share	$10.44
Class Y:
Net asset value and offering price per share	$10.46
Class R5:
Net asset value and offering price per share	$10.46
Class R6:
Net asset value and offering price per share	$10.46

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Responsibility Equity Fund

Statement of Operations

For the period July 1, 2016 (commencement date) through October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $197)	$7,986
Dividends from affiliated money market funds	136
Total investment income	8,122

Expenses:
Advisory fees	2,681
Administrative services fees	16,803
Custodian fees	3,169
Distribution fees:
Class A	32
Class C	35
Class R	18
Transfer agent fees — A, C, R and Y	635
Transfer agent fees — R5	2
Transfer agent fees — R6	246
Trustees’ and officers’ fees and benefits	5,767
Registration and filing fees	32,362
Reports to shareholders	12,547
Professional services fees	45,164
Other	3,030
Total expenses	122,491
Less: Fees waived and expenses reimbursed	(119,961)
Net expenses	2,530
Net investment income	5,592

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	870
Foreign currencies	(903)
(33)
Change in net unrealized appreciation of:
Investment securities	36,011
Foreign currencies	50
36,061
Net realized and unrealized gain	36,028
Net increase in net assets resulting from operations	$41,620

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Responsibility Equity Fund

Statement of Changes in Net Assets

For the period July 1, 2016 (commencement date) through October 31, 2016

July 1, 2016 (commencement date) through October 31, 2016
Operations:
Net investment income	$5,592
Net realized gain (loss)	(33)
Change in net unrealized appreciation	36,061
Net increase in net assets resulting from operations	41,620

Share transactions–net:
Class A	44,374
Class C	10,010
Class R	10,010
Class Y	40,007
Class R5	10,010
Class R6	1,315,774
Net increase in net assets resulting from share transactions	1,430,185
Net increase in net assets	1,471,805

Net assets:
Beginning of year	—
End of year (includes undistributed net investment income of $7,416)	$1,471,805

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Global Responsibility Equity Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual

12                         Invesco Global Responsibility Equity Fund

trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

13                         Invesco Global Responsibility Equity Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $25 million	0.65%
Over $25 million	0.60%

For the period July 1, 2016 (commencement date) through October 31, 2016, the effective advisory fees incurred by the Fund was 0.65%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

14                         Invesco Global Responsibility Equity Fund

The Adviser has contractually agreed, through at least February 28, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.85%, 1.60%, 1.10%, 0.60%, 0.60%, and 0.60%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the period July 1, 2016 (commencement date) through October 31, 2016, the Adviser waived fund level fees of $119,078 and reimbursed class level expenses of $238, $66, $66, $265, $2 and $246 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period July 1, 2016 (commencement date) through October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period July 1, 2016 (commencement date) through October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the period July 1, 2016 (commencement date) through October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period July 1, 2016 (commencement date) through October 31, 2016, IDI advised the Fund that there were no front-end sales commissions retained from the sale of Class A shares and there were no CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

15                         Invesco Global Responsibility Equity Fund

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Australia	$13,539	$27,594	$—	$41,133
Canada	76,986	—	—	76,986
France	39,037	—	—	39,037
Germany	72,546	—	—	72,546
Ireland	—	32,158	—	32,158
Italy	11,575	—	—	11,575
Japan	72,889	19,230	—	92,119
New Zealand	23,024	—	—	23,024
Spain	17,739	—	—	17,739
Sweden	9,590	21,329	—	30,919
Switzerland	33,602	33,667	—	67,269
United Kingdom	35,931	36,096	—	72,027
United States	770,180	—	—	770,180
Money Market Funds	80,168	—	—	80,168
Total Investments	$1,256,806	$170,074	$—	$1,426,880

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income and long-term gain distributions paid for the period July 1, 2016 (commencement date) through October 31, 2016.

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$9,521
Net unrealized appreciation — investments	35,164
Net unrealized appreciation — other investments	50
Temporary book/tax differences	(388)
Shares of beneficial interest	1,427,458
Total net assets	$1,471,805

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2016.

16                         Invesco Global Responsibility Equity Fund

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period July 1, 2016 (commencement date) through October 31, 2016 was $1,527,410 and $217,579, respectively. Cost of investments on a tax basis includes the adjustment for financial reporting purposes as of the most recent completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$69,946
Aggregate unrealized (depreciation) of investment securities	(34,782)
Net unrealized appreciation of investment securities	$35,164

Cost of investments for tax purposes is $1,391,716.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of nondeductible stock issuance costs and foreign currency transactions, on October 31, 2016, undistributed net investment income was increased by $1,824, undistributed net realized gain was increased by $903 and shares of beneficial interest was decreased by $2,727. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	July 1, 2016 (commencement date) through October 31, 2016(a)
	Shares	Amount
Sold:
Class A	4,720	$48,174
Class C	1,001	10,010
Class R	1,001	10,010
Class Y	4,006	40,060
Class R5	1,001	10,010
Class R6	132,041	1,344,525

Reacquired:
Class A	(364)	(3,800)
Class Y	(5)	(53)
Class R6	(2,690)	(28,751)
Net increase in share activity	140,711	$1,430,185

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 24% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
In addition, 71% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

17                         Invesco Global Responsibility Equity Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Period ended 10/31/16(d)	$10.17	$0.04	$0.24	$0.28	$10.45	2.75%	$46	0.84	%(e)	31.57	%(e)	1.13	%(e)	18%
Class C
Period ended 10/31/16(d)	10.17	0.01	0.24	0.25	10.42	2.46	10	1.59	(e)	32.32	(e)	0.38	(e)	18
Class R
Period ended 10/31/16(d)	10.17	0.03	0.24	0.27	10.44	2.65	10	1.09	(e)	31.82	(e)	0.88	(e)	18
Class Y
Period ended 10/31/16(d)	10.17	0.05	0.24	0.29	10.46	2.85	42	0.59	(e)	31.32	(e)	1.38	(e)	18
Class R5
Period ended 10/31/16(d)	10.17	0.05	0.24	0.29	10.46	2.85	10	0.59	(e)	29.53	(e)	1.38	(e)	18
Class R6
Period ended 10/31/16(d)	10.17	0.05	0.24	0.29	10.46	2.85	1,353	0.59	(e)	29.53	(e)	1.38	(e)	18

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of July 1, 2016.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $38, $11, $11, $42, $11 and $1,116 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

18                         Invesco Global Responsibility Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of the Invesco Global Responsibility Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Global Responsibility Equity Fund (the “Fund”) as of October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the period July 1, 2016 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

19                         Invesco Global Responsibility Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 (commencement date) through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business July 1, 2016 (commencement date) through October 31, 2016).

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/16)	Expenses Paid During Period[2,3]
A	$1,000.00	$1,027.50	$2.86	$1,020.91	$4.27	0.84%
C	1,000.00	1,025.60	5.41	1,017.14	8.06	1.59
R	1,000.00	1,026.50	3.71	1,019.66	5.53	1.09
Y	1,000.00	1,028.50	2.01	1,022.17	3.00	0.59
R5	1,000.00	1,028.50	2.02	1,022.16	3.01	0.59
R6	1,000.00	1,028.50	2.02	1,022.16	3.01	0.59

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2016 (commencement date) through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 123 (as of close of business July 1, 2016 (commencement date) through October 31, 2016)/366. Because the Fund has not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in the Fund and other funds because such data is based on a full six month period.

20                         Invesco Global Responsibility Equity Fund

Initial Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM International Mutual Funds (Invesco International Mutual Funds) (the Company) is required under the Investment Company Act of 1940, as amended, to approve the Invesco Global Responsibility Equity Fund (the Fund) investment advisory agreements before the Fund can commence operations. During meetings held on June 7-8, 2016, the Board as a whole and the disinterested or “independent” Trustees voting separately approved (i) an amendment to the Company’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add the Fund, and (ii) (a) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, and (b) an amendment to the Sub-Advisory Contract with Invesco PowerShares Capital Management LLC to add the Fund (the sub-advisers, the Affiliated Sub-Advisers; and the contracts, the sub-advisory contracts). In doing so, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process as well as the information provided with respect to the Fund. The Board (i) determined that the investment advisory agreement and sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s agreements is fair and reasonable and (ii) approved submission of the agreements to the initial shareholder of the Fund.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Fund will be assigned to one of the Sub-Committees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board was assisted in its review by the Senior Officer, an independent officer of the Invesco Funds, and by independent legal counsel. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

Factors and Conclusions and Summary of Evaluation of Investment Advisory and Sub-Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, equity and fixed income trading operations, internal audit, valuation and legal and compliance. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the existing relationship between Invesco Advisers and the Invesco Funds, as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that will be provided by Invesco Asset Management Deutschland GmbH and that may be provided by other Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who may provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Performance

The Board did not consider the performance of the Fund because the Fund is new and has no performance history. The Board did review performance expectations for the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers

The Board considered the proposed advisory fee schedule of the Fund and the proposed fee waivers and expense limitations. The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees will have no direct effect on the Fund or its shareholders, as they will be paid by Invesco Advisers to the Affiliated Sub-Advisers.

The Board also considered comparative advisory fee data provided by Invesco Advisers with respect to comparable registered funds managed by third-party advisers.

Based upon the information provided and considerations described above, the Board concluded that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund would benefit from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board considered information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and each

21                         Invesco Global Responsibility Equity Fund

Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the Fund’s investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered periodic reports that it receives from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2018, the advisory fees payable by the Fund with respect to such investments. This waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers or its affiliates receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral from securities lending arrangements. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades and was advised that such trades will be executed in compliance with rules under the Investment Company Act of 1940, as amended.

22                         Invesco Global Responsibility Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Responsibility Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Global Responsibility Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Global Responsibility Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Responsibility Equity Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611	GLRE-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco Global Small & Mid Cap Growth Fund
Nasdaq:
A: AGAAX ∎ B: AGABX ∎ C: AGACX ∎ Y: AGAYX ∎ R5: GAIIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Global Small & Mid Cap Growth Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Global Small & Mid Cap Growth Fund

Management’s Discussion of Fund Performance

Performance summary

During the fiscal year ended October 31, 2016, Class A shares of Invesco Small & Mid Cap Growth Fund (the Fund), at net asset value (NAV), underperformed the MSCI All Country World Small and Mid Cap Growth Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.98%
Class B Shares	0.21
Class C Shares	0.21
Class Y Shares	1.27
Class R5 Shares	1.31
MSCI All Country World Small Mid Cap Index▼ (Broad Market Index)	3.17
MSCI All Country World Small and Mid Cap Growth Index▼ (Style-Specific Index)	1.57
Lipper Global Small/Mid-Cap Funds Classification Average∎ (Peer Group Index)	5.07

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The global economy continued to expand, albeit slowly, for the fiscal year ended October 31, 2016. However, that growth became increasingly uneven across developed and emerging economies, amid continued volatility in oil prices and as the policies of central banks globally began to diverge.

    An equity market rally in November 2015 was offset by negative performance in December, as a late-year crash in oil prices rattled the markets. Also in December, the US Federal Reserve (the Fed) followed through on its commitment to normalize monetary policy by raising interest rates – its first increase since 2006 – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing and negative interest rates.

    Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China and falling oil prices. Markets recovered in late February and posted gains amid concerted central bank commitments to very loose monetary policy. As a result, the US dollar fell sharply against the euro and Japanese yen, a development that was largely supportive of oil and stock prices.

    All major global stock indexes experienced steep declines again in June after UK voters opted to leave the European Union. Stocks in economically sensitive sectors, including energy and financials, were hardest hit, and investors flocked to the perceived safety of US Treasuries and more defensive, dividend-paying equities often found in the telecommunication services, utilities and consumer staples sectors.

    After the initial shock of the UK vote, stocks made a strong recovery, regaining most of their losses as fears of a shock to consumer confidence never materialized. For the remainder of the reporting period, emerging markets outperformed as the Fed left interest rates unchanged and expectations for an interest rate increase were delayed again.

    In this environment, the Fund posted a positive return but underperformed the style-specific index. Stock selection in the information technology (IT) and consumer staples sectors led Fund performance versus the style-specific index. Underweight exposure to the consumer discretionary sector and Fund holdings in the health care sector also contributed to relative performance. On the negative side, stock selection in the energy sector detracted from relative performance. Stock selection in and underweight exposure to the materials sector, as well as stock selection in the real estate sector, detracted from relative performance, as well. The Fund’s single-digit cash position was also a drag on relative performance as markets generally rose during the reporting period. It is important to note that we do not use cash for top-down tactical asset allocation purposes.

    Micro Focus International was the Fund’s top individual contributor to Fund performance relative to the style-specific index. Micro Focus International, a UK-based software and IT business, reported positive results during the fiscal year driven by performance in its software and system development business. Chinese internet technology company NetEase was also one of the Fund’s top individual contributors. During the fiscal year, the company made progress in monetizing

Portfolio Composition
By sector	% of total net assets

Financials	24.4%
Information Technology	18.4
Industrials	13.5
Consumer Discretionary	10.5
Health Care	7.2
Consumer Staples	5.5
Energy	4.6
Materials	3.4
Utilities	1.8
Telecommunication Services	1.2
Money Market Funds Plus Other Assets Less Liabilities	9.5

Top 10 Equity Holdings*
% of total net assets

1.	DCC PLC	4.6%
2.	Micro Focus International PLC	4.4
3.	WH Group Ltd.-REGS	3.4
4.	Hongkong Land Holdings Ltd.	2.6
5.	IG Group Holdings PLC	2.5
6.	Lee & Man Paper Manufacturing Ltd.	2.3
7.	Deutsche Boerse AG	2.2
8.	Onex Corp.	2.1
9.	Fairfax Financial Holdings Ltd.	2.1
10.	Cielo S.A.	2.0

Total Net Assets	$507.9 million

Total Number of Holdings*	95

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2016.

4                         Invesco Global Small & Mid Cap Growth Fund

the functions it offers consumers, such as online game services, email and wireless value-add services, which bolstered revenues.

    Stock selection in the consumer staples sector also contributed to relative performance versus the style-specific index. WH Group, China’s largest packaged pork producer, was the top individual contributor within the sector. The company benefited from better margins during the reporting period. It also benefited from lower input costs associated with exporting cheaper pork from the US to China. WhiteWave Foods, a consumer packaged food and beverage company located in Denver, Colorado, was acquired by Danone (not a Fund holding) for a premium during the fiscal year and contributed to Fund performance. We sold our position after the acquisition.

    Stock selection in the consumer discretionary sector benefited the Fund’s relative performance versus the style-specific index, as well. US-based clothing retailer Burlington Stores contributed to Fund performance after the company reported better-than-expected revenues and higher margins early in the calendar year. Exedy, a transmission parts manufacturer in Japan, was another solid contributor to relative performance during the reporting period.

    Conversely, stock selection in the energy sector was a significant detractor from performance versus the Fund’s style-specific index. Prosafe was the top individual detractor from relative performance within the sector. Based in Norway, the company is a leading global offshore accommodation rig operator. Prosafe was under renewed pressure early in the fiscal year after Pemex (not a Fund holding) abruptly cancelled some contracts in the Gulf of Mexico. We sold the position during the reporting period. Canada-based exploration and production company Paramount Resources detracted from relative performance, as well. We sold our position before the close of the reporting period.

    Stock selection in and underweight exposure to the materials sector also detracted from relative performance versus the style-specific index. Israel Chemicals, a fertilizer and specialty chemicals producer, was the largest detractor from relative Fund performance within the sector. The company’s stock price declined during the fiscal year due to a weak market environment for fertilizer. We sold our position toward the end of the reporting period. PPG Industries was also a significant detractor from relative performance within the sector.

    Additionally, stock selection in the real estate sector detracted from Fund performance relative to the style-specific index. UK-based real estate services company Savills suffered significant losses due to the Brexit referendum. We continue to hold our shares in Savills as it is the fourth-largest real estate services company in the world with a strong brand franchise and solid company fundamentals.

    On a geographic basis, relative performance versus the style-specific index was led by overweight exposure to the resurgent Brazilian economy. While the economy is still working its way through a recession, a change in government and monetary easing policy during the fiscal year bolstered the Brazilian markets. Stock selection in the UK, China and Hong Kong also contributed to relative performance. In contrast, stock selection in the US was the leading detractor from relative performance. Despite posting a positive return, US markets were quite volatile during the reporting period due to investor uncertainty about global macroeconomic events, monetary policy and the US presidential election. Stock selection in Germany and Norway detracted from relative results, as well. As a reminder, the Fund’s country and sector exposures are shaped by the stocks we select based on their own investment merits, rather than by making top-down allocation decisions.

    Over the reporting period, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio. As disconcerting as volatility may be, we believe it tends to create long-term opportunities for our shareholders and we caution investors against making investment decisions based on short-term performance.

    We thank you for your commitment to Invesco Global Small & Mid Cap Growth Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Shuxin (Steve) Cao Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Global Small & Mid
Cap Growth Fund with respect to the domestic portion of the Fund’s portfolio. He joined Invesco in 1997. Mr. Cao earned a BA in English from the Tianjin Foreign Language Institute and an MBA from Texas A&M University. He is also a Certified Public Accountant.

Jason Holzer Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Global Small & Mid
Cap Growth Fund with respect to the domestic portion of the Fund’s portfolio. He joined Invesco in 1996. Mr. Holzer earned a BA in quantitative economics and an MS in engineering economic systems from Stanford University.

Jim Leach Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Global Small & Mid
Cap Growth Fund with respect to the Fund’s investments in Europe and Canada. He joined Invesco in 2011. Mr. Leach earned a BS in mechanical engineering from the University of California and an MBA from New York University Stern School of Business.

Borge Endresen Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Small & Mid Cap Growth Fund. He joined Invesco in 1999. Mr. Endresen earned a BS in finance from the University of Oregon and an MBA from The University of Texas at Austin.

5                         Invesco Global Small & Mid Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/06

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

    tive values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI All Country World Small Mid Cap Index is an unmanaged index designed to measure small and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI All Country World Small and Mid Cap Growth Index is an unmanaged index designed to measure small and mid-cap growth stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Global Small/Mid-Cap Funds Classification Average represents an average of all funds in the Lipper Global Small/Mid-Cap Funds classification.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

continued on page 7

6                         Invesco Global Small & Mid Cap Growth Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (9/15/94)	7.64%
10 Years	3.83
5 Years	6.53
1 Year	-4.58

Class B Shares
Inception (9/15/94)	7.70%
10 Years	3.79
5 Years	6.65
1 Year	-4.44

Class C Shares
Inception (8/4/97)	4.95%
10 Years	3.64
5 Years	6.92
1 Year	-0.72

Class Y Shares
10 Years	4.64%
5 Years	8.00
1 Year	1.27

Class R5 Shares
10 Years	4.87%
5 Years	8.17
1 Year	1.31

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R5 shares incepted on September 28, 2007. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (9/15/94)	7.84%
10 Years	4.66
5 Years	9.21
1 Year	4.33

Class B Shares
Inception (9/15/94)	7.90%
10 Years	4.63
5 Years	9.35
1 Year	4.56

Class C Shares
Inception (8/4/97)	5.17%
10 Years	4.48
5 Years	9.63
1 Year	8.62

Class Y Shares
10 Years	5.47%
5 Years	10.73
1 Year	10.67

Class R5 Shares
10 Years	5.72%
5 Years	10.90
1 Year	10.84

be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Class R5 shares was

1.36%, 2.11%, 2.11%, 1.11% and 0.99%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Class R5 shares was 1.37%, 2.12%, 2.12%, 1.12% and 1.00%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

continued from page 6

∎ A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎ The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

∎ Industry classifications used in this report are generally according to the Global Industry Classification Standard,

    which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7                         Invesco Global Small & Mid Cap Growth Fund

Invesco Global Small & Mid Cap Growth Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing

in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union would place its currency and banking system in jeopardy. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, rela-

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

continued on page 6
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Global Small & Mid Cap Growth Fund

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–90.53%
Australia–1.12%
Computershare Ltd.	706,036	$5,665,838

Brazil–5.53%
BM&FBOVESPA S.A.	565,000	3,328,476
BR Malls Participacoes S.A.(a)	1,248,520	4,999,949
CETIP S.A.-Mercados Organizados	670,565	9,428,359
Cielo S.A.	1,018,970	10,345,359
		28,102,143

Canada–7.36%
Celestica Inc.(a)	533,000	6,306,587
Fairfax Financial Holdings Ltd.	20,671	10,587,097
Onex Corp.	167,223	10,816,975
Open Text Corp.	90,310	5,607,468
TransForce, Inc.	180,000	4,083,802
		37,401,929

China–4.81%
Fuyao Glass Industry Group Co., Ltd.–Class A	1,140,926	2,979,628
Lee & Man Paper Manufacturing Ltd.	15,539,000	11,656,511
NetEase, Inc.–ADR	38,128	9,798,515
		24,434,654

Colombia–0.66%
Gran Tierra Energy Inc.(a)	1,149,433	3,359,387

France–0.71%
Bollore S.A.	1,096,700	3,611,707

Germany–4.41%
Deutsche Boerse AG	151,855	11,347,189
MorphoSys AG(a)	157,821	6,987,092
MTU Aero Engines AG	39,000	4,073,548
		22,407,829

Hong Kong–5.99%
Hongkong Land Holdings Ltd.	1,992,100	13,347,070
WH Group Ltd.–REGS(b)	21,039,000	17,063,524
		30,410,594

Indonesia–0.60%
PT Perusahaan Gas Negara Persero Tbk	15,437,600	3,022,970

Ireland–1.00%
Origin Enterprises PLC	818,004	5,073,496

Israel–1.12%
Israel Discount Bank Ltd.–Class A(a)	3,086,000	5,670,437

Japan–1.90%
EXEDY Corp.	339,300	9,659,132

Netherlands–0.70%
NXP Semiconductors N.V.(a)	35,672	3,567,200

	Shares	Value
Philippines–1.21%
Energy Development Corp.	50,672,100	$6,170,596

Switzerland–1.15%
Tecan Group AG	35,536	5,853,537

Turkey–3.02%
Haci Omer Sabanci Holding A.S.	2,639,111	7,942,378
Tupras-Turkiye Petrol Rafinerileri A.S.	363,635	7,389,352
		15,331,730

United Kingdom–23.50%
Aberdeen Asset Management PLC	1,170,542	4,577,817
Compass Group PLC	165,574	2,993,920
DCC PLC	288,961	23,523,793
HomeServe PLC	1,099,489	8,201,156
IG Group Holdings PLC	1,244,518	12,572,705
Informa PLC	899,791	7,405,329
John Wood Group PLC	680,000	6,384,245
Jupiter Fund Management PLC	958,750	5,065,215
Lancashire Holdings Ltd.	637,330	5,428,872
Micro Focus International PLC	861,607	22,575,446
Savills PLC	689,358	5,854,836
Smiths Group PLC	177,316	3,069,478
UBM PLC	333,198	2,924,010
Ultra Electronics Holdings PLC	225,074	5,117,779
William Hill PLC	1,019,541	3,690,739
		119,385,340

United States–25.74%
Acuity Brands, Inc.	9,089	2,032,028
Advance Auto Parts, Inc.	14,564	2,040,125
Allegion PLC	51,350	3,278,184
American Eagle Outfitters, Inc.	75,403	1,284,867
Amphenol Corp.–Class A	72,333	4,768,915
Boston Scientific Corp.(a)	165,786	3,647,292
Brunswick Corp.	64,152	2,790,612
Burlington Stores, Inc.(a)	41,317	3,096,296
Cadence Design Systems, Inc.(a)	160,088	4,095,051
Carlisle Cos. Inc.	22,335	2,341,825
CBOE Holdings Inc.	32,770	2,071,392
Centene Corp.(a)	62,092	3,879,508
Cheniere Energy, Inc.(a)	58,709	2,213,329
Cinemark Holdings, Inc.	89,629	3,567,234
Cirrus Logic, Inc.(a)	30,781	1,661,558
Constellation Brands, Inc.–Class A	21,331	3,564,837
CoreSite Realty Corp.	28,189	2,078,657
CoStar Group Inc.(a)	15,240	2,851,709
Diamondback Energy Inc.(a)	24,480	2,234,779
Dollar Tree, Inc.(a)	25,891	1,956,065
E*TRADE Financial Corp.(a)	73,967	2,082,911
Electronic Arts Inc.(a)	31,786	2,495,837

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Global Small & Mid Cap Growth Fund

	Shares	Value
United States–(continued)
F5 Networks, Inc.(a)	21,327	$2,947,605
Fidelity National Information Services, Inc.	42,371	3,132,064
Foot Locker, Inc.	27,842	1,859,010
Gartner, Inc.(a)	21,573	1,856,141
Harman International Industries, Inc.	18,417	1,468,019
Hologic, Inc.(a)	102,818	3,702,476
INC Research Holdings, Inc.–Class A(a)	47,160	2,155,212
Intercontinental Exchange, Inc.	11,864	3,207,907
Masco Corp.	101,680	3,139,878
Microsemi Corp.(a)	58,270	2,454,915
Monster Beverage Corp.(a)	17,401	2,511,660
Newell Brands, Inc.	44,602	2,141,788
Pacira Pharmaceuticals, Inc.(a)	23,942	761,356
Patheon N.V.(a)	78,448	1,991,795
PPG Industries, Inc.	39,394	3,668,763
Progressive Corp. (The)	48,601	1,531,418
Republic Services, Inc.	51,940	2,733,602
S&P Global Inc.	16,956	2,066,089
SBA Communications Corp.–Class A(a)	28,119	3,185,320
Stanley Black & Decker Inc.	28,622	3,258,329
Targa Resources Corp.	38,865	1,706,174
Team Health Holdings, Inc.(a)	31,200	1,336,920

	Shares	Value
United States–(continued)
Tractor Supply Co.	19,271	$1,206,943
Tyler Technologies, Inc.(a)	20,172	3,235,589
Ulta Salon, Cosmetics & Fragrance, Inc.(a)	8,824	2,147,232
VCA Inc.(a)	45,745	2,811,488
Vulcan Materials Co.	17,158	1,942,286
VWR Corp.(a)	135,626	3,731,071
Zayo Group Holdings, Inc.(a)	86,148	2,772,243
		130,696,304
Total Common Stocks & Other Equity Interests (Cost $338,486,176)		459,824,823

Money Market Funds–9.35%
Government & Agency Portfolio–Institutional Class, 0.29%(c)	28,485,437	28,485,437
Treasury Portfolio–Institutional Class, 0.22%(c)	18,990,292	18,990,292
Total Money Market Funds (Cost $47,475,729)		47,475,729
TOTAL INVESTMENTS–99.88% (Cost $385,961,905)		507,300,552
OTHER ASSETS LESS LIABILITIES–0.12%		634,843
NET ASSETS–100.00%		$507,935,395

Investment Abbreviations:

ADR	– American Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2016 represented 3.36% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Small & Mid Cap Growth Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $338,486,176)	$459,824,823
Investments in affiliated money market funds, at value and cost	47,475,729
Total investments, at value (Cost $385,961,905)	507,300,552
Foreign currencies, at value (Cost $1,036,960)	1,037,353
Receivable for:
Investments sold	101,977
Fund shares sold	124,555
Dividends	399,064
Investment for trustee deferred compensation and retirement plans	199,589
Other assets	29,991
Total assets	509,193,081

Liabilities:
Payable for:
Fund shares reacquired	565,455
Accrued foreign taxes	423
Accrued fees to affiliates	348,442
Accrued trustees’ and officers’ fees and benefits	2,044
Accrued other operating expenses	117,701
Trustee deferred compensation and retirement plans	223,621
Total liabilities	1,257,686
Net assets applicable to shares outstanding	$507,935,395

Net assets consist of:
Shares of beneficial interest	$383,815,544
Undistributed net investment income	2,940,850
Undistributed net realized gain (loss)	(150,112)
Net unrealized appreciation	121,329,113
$507,935,395

Net Assets:
Class A	$451,433,032
Class B	$4,153,571
Class C	$23,628,350
Class Y	$15,847,106
Class R5	$12,873,336

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	25,767,489
Class B	288,274
Class C	1,638,292
Class Y	901,673
Class R5	737,524
Class A:
Net asset value per share	$17.52
Maximum offering price per share
(Net asset value of $17.52 ÷ 94.50%)	$18.54
Class B:
Net asset value and offering price per share	$14.41
Class C:
Net asset value and offering price per share	$14.42
Class Y:
Net asset value and offering price per share	$17.58
Class R5:
Net asset value and offering price per share	$17.45

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Small & Mid Cap Growth Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $443,750)	$10,634,747
Dividends from affiliated money market funds	158,026
Total investment income	10,792,773

Expenses:
Advisory fees	4,167,393
Administrative services fees	141,579
Custodian fees	55,343
Distribution fees:
Class A	1,174,317
Class B	56,047
Class C	251,246
Transfer agent fees — A, B, C and Y	1,199,667
Transfer agent fees — R5	12,836
Trustees’ and officers’ fees and benefits	36,065
Registration and filing fees	71,188
Reports to shareholders	78,676
Professional services fees	65,281
Other	28,735
Total expenses	7,338,373
Less: Fees waived and expense offset arrangement(s)	(80,565)
Net expenses	7,257,808
Net investment income	3,534,965

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (Net of foreign taxes of $90,908 and includes net gains (losses) from securities sold to affiliates of $(84,237))	874,637
Foreign currencies	(212,130)
662,507
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $444,664)	(186,747)
Foreign currencies	4,637
(182,110)
Net realized and unrealized gain	480,397
Net increase in net assets resulting from operations	$4,015,362

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Small & Mid Cap Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$3,534,965	$4,016,645
Net realized gain	662,507	31,758,794
Change in net unrealized appreciation (depreciation)	(182,110)	(49,202,143)
Net increase (decrease) in net assets resulting from operations	4,015,362	(13,426,704)

Distributions to shareholders from net investment income:
Class A	(2,652,445)	(3,016,780)
Class Y	(131,610)	(145,818)
Class R5	(123,730)	(123,663)
Total distributions from net investment income	(2,907,785)	(3,286,261)

Distributions to shareholders from net realized gains:
Class A	(28,975,343)	(61,809,369)
Class B	(492,744)	(1,473,690)
Class C	(1,894,472)	(3,866,332)
Class Y	(952,999)	(2,042,044)
Class R5	(771,132)	(1,471,936)
Total distributions from net realized gains	(33,086,690)	(70,663,371)

Share transactions–net:
Class A	(24,782,343)	23,233,411
Class B	(2,638,770)	(2,692,307)
Class C	(2,344,961)	2,603,434
Class Y	101,749	1,534,155
Class R5	(8,306)	2,462,340
Net increase (decrease) in net assets resulting from share transactions	(29,672,631)	27,141,033
Net increase (decrease) in net assets	(61,651,744)	(60,235,303)

Net assets:
Beginning of year	569,587,139	629,822,442
End of year (includes undistributed net investment income of $2,940,850 and $2,627,216, respectively)	$507,935,395	$569,587,139

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Global Small & Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Class R5. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

13                         Invesco Global Small & Mid Cap Growth Fund

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer

14                         Invesco Global Small & Mid Cap Growth Fund

derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15                         Invesco Global Small & Mid Cap Growth Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.80%
Next $250 million	0.78%
Next $500 million	0.76%
Next $1.5 billion	0.74%
Next $2.5 billion	0.72%
Next $2.5 billion	0.70%
Next $2.5 billion	0.68%
Over $10 billion	0.66%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 0.79%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Class R5 shares to 2.25%, 3.00%, 3.00%, 2.00% and 2.00%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees of $71,270.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $44,627 in front-end sales commissions from the sale of Class A shares and $2,267, $510 and $1,830 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended October 31, 2016, the Fund incurred $335 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco Global Small & Mid Cap Growth Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2016, there were transfers from Level 1 to Level 2 of $14,532,378 and from Level 2 to Level 1 of $67,479,275, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$5,665,838	$—	$—	$5,665,838
Brazil	28,102,143	—	—	28,102,143
Canada	37,401,929	—	—	37,401,929
China	9,798,515	14,636,139	—	24,434,654
Colombia	3,359,387	—	—	3,359,387
France	3,611,707	—	—	3,611,707
Germany	18,334,281	4,073,548	—	22,407,829
Hong Kong	30,410,594	—	—	30,410,594
Indonesia	—	3,022,970	—	3,022,970
Ireland	5,073,496	—	—	5,073,496
Israel	5,670,437	—	—	5,670,437
Japan	—	9,659,132	—	9,659,132
Netherlands	3,567,200	—	—	3,567,200
Philippines	6,170,596	—	—	6,170,596
Switzerland	5,853,537	—	—	5,853,537
Turkey	—	15,331,730	—	15,331,730
United Kingdom	70,483,205	48,902,135	—	119,385,340
United States	130,696,304	—	—	130,696,304
Money Market Funds	47,475,729	—	—	47,475,729
Total Investments	$411,674,898	$95,625,654	$—	$507,300,552

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2016, the Fund engaged in securities sales of $971,880, which resulted in net realized gains (losses) of $(84,237).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $9,295.

17                         Invesco Global Small & Mid Cap Growth Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$3,110,316	$3,286,261
Long-term capital gain	32,884,159	70,663,371
Total distributions	$35,994,475	$73,949,632

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$3,164,471
Undistributed long-term gain	786,650
Net unrealized appreciation — investments	120,401,885
Net unrealized appreciation (depreciation) — other investments	(9,534)
Temporary book/tax differences	(223,621)
Shares of beneficial interest	383,815,544
Total net assets	$507,935,395

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2016.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $107,471,506 and $160,565,552, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$137,246,042
Aggregate unrealized (depreciation) of investment securities	(16,844,157)
Net unrealized appreciation of investment securities	$120,401,885

Cost of investments for tax purposes is $386,898,667.

18                         Invesco Global Small & Mid Cap Growth Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and foreign capital gain taxes, on October 31, 2016, undistributed net investment income (loss) was decreased by $313,546 and undistributed net realized gain (loss) was increased by $313,546. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	956,512	$16,410,633	1,499,916	$29,138,450
Class B	3,395	47,848	11,718	192,903
Class C	159,487	2,254,088	299,129	4,892,671
Class Y	358,011	6,288,364	326,703	6,410,607
Class R5	70,593	1,201,202	193,952	3,707,088

Issued as reinvestment of dividends:
Class A	1,764,204	30,026,740	3,351,989	61,710,118
Class B	34,377	484,367	93,226	1,441,267
Class C	129,456	1,826,621	242,184	3,746,582
Class Y	57,171	974,198	103,532	1,908,092
Class R5	52,874	893,578	87,093	1,592,917

Automatic conversion of Class B shares to Class A shares:
Class A	135,788	2,320,661	146,258	2,850,440
Class B	(164,398)	(2,320,661)	(174,430)	(2,850,440)

Reacquired:
Class A	(4,258,732)	(73,540,377)	(3,642,223)	(70,465,597)
Class B	(60,203)	(850,324)	(90,173)	(1,476,037)
Class C	(450,380)	(6,425,670)	(370,702)	(6,035,819)
Class Y	(411,855)	(7,160,813)	(354,991)	(6,784,544)
Class R5	(121,954)	(2,103,086)	(147,380)	(2,837,665)
Net increase (decrease) in share activity	(1,745,654)	$(29,672,631)	1,575,801	$27,141,033

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 25% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco Global Small & Mid Cap Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/16	$18.55	$0.12	$0.03	$0.15	$(0.10)	$(1.08)	$(1.18)	$17.52	0.98%	$451,433	1.35	%(e)	1.36	%(e)	0.69	%(e)	22%
Year ended 10/31/15	21.59	0.13	(0.64)	(0.51)	(0.12)	(2.41)	(2.53)	18.55	(2.28)	504,020	1.35		1.36		0.69		25
Year ended 10/31/14	22.11	0.12	1.40	1.52	(0.18)	(1.86)	(2.04)	21.59	7.69	557,238	1.35		1.36		0.54		18
Year ended 10/31/13	17.87	0.17	4.48	4.65	(0.16)	(0.25)	(0.41)	22.11	26.56	550,526	1.37		1.38		0.87		26
Year ended 10/31/12	17.93	0.17	1.10	1.27	(0.24)	(1.09)	(1.33)	17.87	7.94	482,051	1.42		1.43		1.00		37
Class B
Year ended 10/31/16	15.48	(0.01)	0.02	0.01	—	(1.08)	(1.08)	14.41	0.21	4,154	2.10	(e)	2.11	(e)	(0.06	)(e)	22
Year ended 10/31/15	18.44	(0.01)	(0.54)	(0.55)	—	(2.41)	(2.41)	15.48	(2.96)	7,353	2.10		2.11		(0.06)		25
Year ended 10/31/14	19.18	(0.04)	1.20	1.16	(0.04)	(1.86)	(1.90)	18.44	6.87	11,707	2.10		2.11		(0.21)		18
Year ended 10/31/13	15.57	0.02	3.89	3.91	(0.05)	(0.25)	(0.30)	19.18	25.58	15,405	2.12		2.13		0.12		26
Year ended 10/31/12	15.74	0.04	0.96	1.00	(0.08)	(1.09)	(1.17)	15.57	7.12	17,529	2.17		2.18		0.25		37
Class C
Year ended 10/31/16	15.49	(0.01)	0.02	0.01	—	(1.08)	(1.08)	14.42	0.21	23,628	2.10	(e)	2.11	(e)	(0.06	)(e)	22
Year ended 10/31/15	18.46	(0.01)	(0.55)	(0.56)	—	(2.41)	(2.41)	15.49	(3.01)	27,880	2.10		2.11		(0.06)		25
Year ended 10/31/14	19.19	(0.04)	1.21	1.17	(0.04)	(1.86)	(1.90)	18.46	6.92	30,069	2.10		2.11		(0.21)		18
Year ended 10/31/13	15.58	0.02	3.89	3.91	(0.05)	(0.25)	(0.30)	19.19	25.56	28,505	2.12		2.13		0.12		26
Year ended 10/31/12	15.75	0.04	0.96	1.00	(0.08)	(1.09)	(1.17)	15.58	7.11	22,401	2.17		2.18		0.25		37
Class Y
Year ended 10/31/16	18.61	0.16	0.04	0.20	(0.15)	(1.08)	(1.23)	17.58	1.27	15,847	1.10	(e)	1.11	(e)	0.94	(e)	22
Year ended 10/31/15	21.66	0.18	(0.65)	(0.47)	(0.17)	(2.41)	(2.58)	18.61	(2.04)	16,721	1.10		1.11		0.94		25
Year ended 10/31/14	22.18	0.17	1.40	1.57	(0.23)	(1.86)	(2.09)	21.66	7.94	17,830	1.10		1.11		0.79		18
Year ended 10/31/13	17.92	0.22	4.49	4.71	(0.20)	(0.25)	(0.45)	22.18	26.87	10,546	1.12		1.13		1.12		26
Year ended 10/31/12	18.00	0.22	1.09	1.31	(0.30)	(1.09)	(1.39)	17.92	8.18	7,406	1.17		1.18		1.25		37
Class R5
Year ended 10/31/16	18.50	0.18	0.02	0.20	(0.17)	(1.08)	(1.25)	17.45	1.31	12,873	0.97	(e)	0.98	(e)	1.07	(e)	22
Year ended 10/31/15	21.55	0.21	(0.65)	(0.44)	(0.20)	(2.41)	(2.61)	18.50	(1.88)	13,613	0.98		0.99		1.06		25
Year ended 10/31/14	22.08	0.20	1.39	1.59	(0.26)	(1.86)	(2.12)	21.55	8.10	12,980	0.96		0.97		0.93		18
Year ended 10/31/13	17.85	0.25	4.46	4.71	(0.23)	(0.25)	(0.48)	22.08	27.05	22,585	0.95		0.96		1.29		26
Year ended 10/31/12	17.95	0.25	1.10	1.35	(0.36)	(1.09)	(1.45)	17.85	8.46	20,481	0.94		0.95		1.48		37

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest, which were less than $0.005 per share for the year ended October 31, 2012.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $469,727, $5,605, $25,125, $15,313 and $12,836 for Class A, Class B, Class C, Class Y and Class R5 shares, respectively.

20                         Invesco Global Small & Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Invesco Global Small & Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Global Small & Mid Cap Growth Fund (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

21                         Invesco Global Small & Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,014.50	$6.73	$1,018.45	$6.75	1.33%
B	1,000.00	1,011.20	10.52	1,014.68	10.53	2.08
C	1,000.00	1,010.50	10.51	1,014.68	10.53	2.08
Y	1,000.00	1,016.20	5.47	1,019.71	5.48	1.08
R5	1,000.00	1,016.30	4.81	1,020.36	4.82	0.95

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

22                         Invesco Global Small & Mid Cap Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM International Mutual Funds (Invesco International Mutual Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Small & Mid Cap Growth Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Global Small/Mid-Cap Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of the Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

23                         Invesco Global Small & Mid Cap Growth Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

24                         Invesco Global Small & Mid Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$32,884,159
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	37.08%
U.S. Treasury Obligations*	0.00%
Foreign Tax Credit	$0.0140
Foreign Source Income	$0.3461

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$192,842

25                         Invesco Global Small & Mid Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Small & Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Global Small & Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Global Small & Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Small & Mid Cap Growth Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611	GSMG-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco International Companies Fund
Nasdaq:
A: IZIAX ∎ C: IZICX ∎ R: IZIRX ∎ Y: IZIYX ∎ R5: IZIFX ∎ R6: IZISX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco International Companies Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco International Companies Fund

Management’s Discussion of Fund Performance

Performance summary

Invesco International Companies Fund (the Fund) incepted on December 21, 2015. From the Fund’s inception to the end of the reporting period on October 31, 2016, Class A shares of the Fund, at net asset value (NAV), outperformed the MSCI All Country World ex-U.S. Growth Index, the Fund’s style-specific benchmark.

    Additional information about your Fund’s performance appears later in this report.

Fund vs. Indexes

Cumulative total returns, 12/21/15 (inception date) to 10/31/16, at net asset value (NAV).

Class A Shares	9.80%
Class C Shares	9.10
Class R Shares	9.50
Class Y Shares	10.00
Class R5 Shares	10.00
Class R6 Shares	10.00
MSCI All Country World ex-U.S. Index▼ (Broad Market Index)	6.01
MSCI All Country World ex-U.S. Growth Index▼ (Style-Specific Index)	4.22
Lipper International Multi-Cap Growth Funds Index∎ (Peer Group Index)	2.55

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The global economy continued to expand, albeit slowly, for the fiscal year ended October 31, 2016. However, that growth became increasingly uneven across developed and emerging economies, amid continued volatility in oil prices and as the policies of central banks globally began to diverge.

    An equity market rally in November was offset by negative performance in December, as a late-year crash in oil prices rattled the markets. Also in December, the US Federal Reserve (the Fed) followed through on its commitment to normalize monetary policy by raising interest rates – its first increase since 2006 – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing and negative interest rates.

    Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China and falling oil prices. Markets recovered in late February and posted gains amid concerted central bank commitments to very loose monetary policy. As a result, the US dollar fell sharply against the euro and Japanese yen, a development that was largely supportive of oil and stock prices.

    All major global stock indexes experienced steep declines again in June after UK voters opted to leave the European Union. Stocks in economically sensitive sectors, including energy and financials, were hardest hit, and investors flocked to the perceived safety of US Treasuries and more defensive, dividend-paying equities often found in the telecommunication services, utilities and consumer staples sectors.

    After the initial shock of the UK vote, stocks made a strong recovery, regaining most of their losses as fears of a shock to consumer confidence never materialized. For the remainder of the reporting period, emerging markets outperformed as the Fed left interest rates unchanged and expectations for an interest rate increase were delayed again.

    Stock selection in the health care sector, as well as an underweight allocation, were the largest contributors to the Fund’s outperformance during the reporting period. Health care was the worst-performing sector within the style-specific index for the reporting period, and the Fund’s holdings outperformed those of the benchmark.

    The Fund also benefited from strong stock selection in the industrials and consumer discretionary sectors. Strong stock selection in and relative underweight exposure to the financials and information technology (IT) sectors also contributed to the Fund, at NAV, outperforming the style-specific benchmark.

    From a geographic perspective, the Fund benefited from strong stock selection in emerging markets, most notably in Brazil and China. China also included a number of the Fund’s largest individual contributors and detractors.

    Within China, key contributors to the Fund included New Oriental Education & Technology Group and Kweichow Moutai. Shares of spirits company Kweichow Moutai performed well as the Chinese economy has responded favorably to the government’s stimulus program announced in early 2016.

    Conversely, a key individual detractor from Fund performance was Fosun International, one of the largest diversified conglomerates in China. The company’s share price fell during the reporting period following an announced shift in its acquisition and debt strategies.

    Another detractor from Fund performance was Chongqing Rural Commercial Bank, the first provincial-level rural bank in western China and the third provincial-level rural commercial bank in China. The company’s share price fell in sympathy with other Chinese banks due to investor concerns about weakening margins and a potential increase in non-performing loans.

    The Brazilian equity market was one of the best-performing markets in the reporting period as investors were buoyed

Portfolio Composition
By sector	% of total net assets

Industrials	29.5%
Consumer Staples	23.5
Information Technology	16.4
Consumer Discretionary	9.7
Financials	5.8
Health Care	5.7
Telecommunication Services	2.4
Money Market Funds Plus Other Assets Less Liabilities	7.0

Top 10 Equity Holdings*
% of total net assets

1.	Samsung Electronics Co., Ltd.-Preference Shares	4.6%
2.	Anheuser-Busch InBev SA/NV	3.6
3.	Alibaba Group Holding Ltd.-ADR	3.2
4.	Kweichow Moutai Co., Ltd.-Class A	3.1
5.	Experian PLC	3.0
6.	Sinopharm Group Co. Ltd.-Class H	3.0
7.	Fosun International Ltd.	2.9
8.	Liberty Global PLC-Series A	2.8
9.	Japan Tobacco, Inc.	2.7
10.	Edenred	2.6

Total Net Assets	$58.5 million

Total Number of Holdings*	45

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2016.

4                         Invesco International Companies Fund

by a change in political leadership. Companies that benefited included a number of the Fund’s top contributors such as Localiza Rent a Car, a fleet rental service, and Cielo, a credit card services company.

    Holdings in Japan and the UK made a strong contribution to the Fund’s relative performance. Examples included MISUMI and SoftBank from Japan and British companies Electrocomponents and Rolls-Royce. We sold Rolls-Royce by the close of the reporting period. The UK also included the Fund’s largest individual detractor from performance, Howden Joinery, a British cabinetmaker.

    In Europe, the Fund’s holdings in Germany, Denmark, France and Switzerland benefited performance relative to the style-specific benchmark. A key contributor was DSV, a Danish transport and logistics company. During the reporting period, the company reported that its integration of businesses acquired in 2015 was ahead of schedule and exceeding expectations.

    A lack of exposure to the energy sector detracted from the Fund’s relative performance, as energy was the best-performing sector within the style-specific index for the reporting period. Similarly, the lack of exposure to the materials sector, which performed strongly during the reporting period, also detracted from the Fund’s relative performance.

    Geographically, the Fund’s lack of exposure to Taiwan, Canada and Australia detracted from relative performance.

    The Fund’s relative overweight exposure to Belgium, and specifically to Anheuser-Busch InBev, also detracted from Fund performance during the reporting period. The company’s shares suffered due to costs associated with its acquisition of rival SABMiller (not a Fund holding) in October.

    During the reporting period, we increased the Fund’s exposure to the IT, consumer staples and industrials sectors, and decreased exposure to the financials sector. At the end of the reporting period, the Fund’s largest overweight allocations versus the benchmark were in the industrials and consumer staples sectors. From a country perspective, the largest overweight exposure was in China and the UK. Conversely, the largest underweight allocations were in the health care and materials sectors, and, geographically, in Japan and Canada.

    As always, the Fund’s country and sector allocations are the result of the team’s bottom-up, fundamental stock selection process, and are not based on the characteristics of the index.

    We thank you for your investment in Invesco International Companies Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jeff Feng

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco International Companies Fund. He joined Invesco in 2009. Mr. Feng earned a BA in finance from Xiamen University in China and an MBA from the Richard Ivey School of Business at the University of Western Ontario.

Matt Peden

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco International Companies Fund. He joined Invesco in 2009. Mr. Peden earned a B. Comm degree from the University of Guelph and an MBA from the Rotman School of Management at the University of Toronto.

5                         Invesco International Companies Fund

Your Fund’s Performance

Results of a $10,000 Investment – Oldest Share Class(es) Since Inception

Fund and index data from 12/21/15

1 Source: FactSet Research Systems Inc.

2 Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s)

does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Small- and mid-capitalization risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI All Country World ex-U.S. Index is an index considered representative of developed and emerging market stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors
∎	The MSCI All Country World ex-U.S. Growth Index is an unmanaged index considered representative of growth stocks across developed and emerging markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper International Multi-Cap Growth Funds Index is an unmanaged index considered representative of international multi-cap growth funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es)

described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco International Companies Fund

Cumulative Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (12/21/15)	3.78%
Class C Shares
Inception (12/21/15)	8.10%
Class R Shares
Inception (12/21/15)	9.50%
Class Y Shares
Inception (12/21/15)	10.00%
Class R5 Shares
Inception (12/21/15)	10.00%
Class R6 Shares
Inception (12/21/15)	10.00%

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.33%, 2.08%, 1.58%,1.08%, 1.08%, and 1.08%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.75%, 3.50%, 3.00%, 2.50%, 2.44% and 2.38%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Cumulative Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/21/15)	8.32%
Class C Shares
Inception (12/21/15)	13.00%
Class R Shares
Inception (12/21/15)	14.40%
Class Y Shares
Inception (12/21/15)	14.80%
Class R5 Shares
Inception (12/21/15)	14.90%
Class R6 Shares
Inception (12/21/15)	14.80%

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

7                         Invesco International Companies Fund

Invesco International Companies Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union would place its currency and banking system in jeopardy. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco International Companies Fund

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–92.98%
Belgium–5.14%
Anheuser-Busch InBev SA/NV	18,334	$2,104,189
Groupe Bruxelles Lambert S.A.	10,518	904,150
		3,008,339

Brazil–3.93%
Cielo S.A.	118,580	1,203,915
Localiza Rent a Car S.A.	88,144	1,094,601
		2,298,516

China–17.92%
Alibaba Group Holding Ltd.–ADR(a)	18,566	1,887,976
Baidu, Inc.–ADR(a)	5,022	888,191
Chongqing Rural Commercial Bank Co., Ltd.–Class H	1,969,000	1,180,570
Fosun International Ltd.	1,173,500	1,703,784
Kweichow Moutai Co., Ltd.–Class A	39,101	1,834,789
New Oriental Education & Technology Group, Inc.–ADR(a)	25,150	1,260,769
Sinopharm Group Co. Ltd.–Class H	354,400	1,725,058
		10,481,137

Denmark–2.57%
DSV A/S	30,968	1,500,903

France–6.62%
Bureau Veritas S.A.	76,282	1,441,141
Edenred	66,202	1,533,769
Publicis Groupe S.A.	13,039	894,597
		3,869,507

Germany–2.65%
Carl Zeiss Meditec AG	14,137	508,321
Henkel AG & Co. KGaA	9,447	1,040,156
		1,548,477

Hong Kong–3.84%
AIA Group Ltd.	210,000	1,325,455
Sands China Ltd.	212,400	921,793
		2,247,248

Ireland–2.99%
Experian PLC	91,114	1,749,308

Japan–9.84%
Japan Tobacco, Inc.	41,300	1,572,996
Keyence Corp.	1,000	734,850
MISUMI Group Inc.	57,500	1,049,251
SMC Corp.	3,500	1,015,014
SoftBank Group Corp.	21,900	1,378,761
		5,750,872

	Shares	Value
Luxembourg–1.68%
L’Occitane International S.A.	476,750	$984,796

Russia–2.13%
Magnit PJSC	7,450	1,248,081

South Korea–6.12%
AMOREPACIFIC Corp.–Preference Shares	4,936	863,107
Samsung Electronics Co., Ltd.–Preference Shares	2,367	2,714,281
		3,577,388

Switzerland–3.10%
Nestle S.A.	17,693	1,282,879
Sonova Holding AG	3,952	529,968
		1,812,847

United Kingdom–18.18%
Abcam PLC	54,922	585,430
Aggreko PLC	50,485	495,195
Diageo PLC	53,728	1,430,206
Electrocomponents PLC	187,249	853,833
Howden Joinery Group PLC	306,438	1,403,509
Liberty Global PLC–Series A(a)	49,307	1,607,408
Liberty Global PLC LiLAC–Series A(a)	1	21
Reckitt Benckiser Group PLC	11,174	999,016
Rotork PLC	524,822	1,310,246
Spirax-Sarco Engineering PLC	11,033	594,324
Unilever N.V.	32,194	1,348,109
		10,627,297

United States–6.27%
Accenture PLC–Class A	11,408	1,326,066
IHS Markit Ltd.(a)	31,829	1,170,989
Nielsen Holdings PLC	25,969	1,169,124
		3,666,179
Total Common Stocks & Other Equity Interests (Cost $47,413,437)		54,370,895

Money Market Funds–6.62%
Government & Agency Portfolio–Institutional Class, 0.29%(b)	2,321,922	2,321,922
Treasury Portfolio–Institutional Class, 0.22%(b)	1,547,948	1,547,948
Total Money Market Funds (Cost $3,869,870)		3,869,870
TOTAL INVESTMENTS–99.60% (Cost $51,283,307)		58,240,765
OTHER ASSETS LESS LIABILITIES–0.40%		231,733
NET ASSETS–100.00%		$58,472,498

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco International Companies Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $47,413,437)	$54,370,895
Investments in affiliated money market funds, at value and cost	3,869,870
Total investments, at value (Cost $51,283,307)	58,240,765
Foreign currencies, at value (Cost $253,593)	78,628
Receivable for:
Investments sold	162,489
Fund shares sold	19,271
Dividends	91,496
Fund expenses absorbed	24,204
Investment for trustee deferred compensation and retirement plans	1,205
Other assets	26,597
Total assets	58,644,655

Liabilities:
Payable for:
Investments purchased	109,025
Fund shares reacquired	2,281
Accrued fees to affiliated	1,192
Accrued trustees’ and officers’ fees and benefits	1,565
Accrued other operating expenses	56,889
Trustee deferred compensation and retirement plans	1,205
Total liabilities	172,157
Net assets applicable to shares outstanding	$58,472,498

Net assets consist of:
Shares of beneficial interest	$49,019,408
Undistributed net investment income	539,307
Undistributed net realized gain	1,958,793
Net unrealized appreciation	6,954,990
$58,472,498

Net Assets:
Class A	$3,378,464
Class C	$50,286
Class R	$14,991
Class Y	$2,809,569
Class R5	$11,011
Class R6	$52,208,177

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	307,805
Class C	4,610
Class R	1,369
Class Y	255,430
Class R5	1,001
Class R6	4,747,284
Class A:
Net asset value per share	$10.98
Maximum offering price per share
(Net asset value of $10.98 ÷ 94.50%)	$11.62
Class C:
Net asset value and offering price per share	$10.91
Class R:
Net asset value and offering price per share	$10.95
Class Y:
Net asset value and offering price per share	$11.00
Class R5:
Net asset value and offering price per share	$11.00
Class R6:
Net asset value and offering price per share	$11.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco International Companies Fund

Statement of Operations

For the period December 21, 2015 (commencement date) through October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $82,663)	$907,521
Dividends from affiliated money market funds	10,904
Total investment income	918,425

Expenses:
Advisory fees	402,894
Administrative services fees	43,169
Custodian fees	33,344
Distribution fees:
Class A	6,020
Class C	195
Class R	48
Transfer agent fees	2,053
Trustees’ and officers’ fees and benefits	16,121
Registration and filing fees	92,823
Reports to shareholders	23,195
Professional services fees	68,213
Other	13,127
Total expenses	701,202
Less: Fees waived and expenses reimbursed	(232,121)
Net expenses	469,081
Net investment income	449,344

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	1,961,403
Foreign currencies	54,221
2,015,624
Change in net unrealized appreciation (depreciation) of:
Investment securities	6,957,458
Foreign currencies	(2,468)
6,954,990
Net realized and unrealized gain	8,970,614
Net increase in net assets resulting from operations	$9,419,958

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco International Companies Fund

Statement of Changes in Net Assets

For the period December 21, 2015 (commencement date) through October 31, 2016

December 21, 2015 (commencement date) through October 31, 2016
Operations:
Net investment income	$449,344
Net realized gain	2,015,624
Change in net unrealized appreciation	6,954,990
Net increase in net assets resulting from operations	9,419,958

Share transactions–net:
Class A	3,135,013
Class C	50,015
Class R	14,110
Class Y	2,563,340
Class R5	10,010
Class R6	43,280,052
Net increase in net assets resulting from share transactions	49,052,540
Net increase in net assets	58,472,498

Net assets:
Beginning of period	—
End of year (includes undistributed net investment income of $539,307)	$58,472,498

Note to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco International Companies Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for

12                         Invesco International Companies Fund

unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

13                         Invesco International Companies Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

14                         Invesco International Companies Fund

For the period December 21, 2015 (commencement date) through October 31, 2016, the effective advisory fees incurred by the Fund was 0.935%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through February 28, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the period December 21, 2015 (commencement date) through October 31, 2016, the Adviser waived fund level expenses of $229,891 and reimbursed class level expenses of $1,055, $9, $4, $985 and $177 of Class A, Class C, Class R, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period December 21, 2015 (commencement date) through October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period December 21, 2015 (commencement date) through October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the period December 21, 2015 (commencement date) through October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period December 21, 2015 (commencement date) through October 31, 2016, IDI advised the Fund that IDI retained $392 in front-end sales commissions from the sale of Class A shares and $6 from Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

15                         Invesco International Companies Fund

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Belgium	$2,104,189	$904,150	$—	$3,008,339
Brazil	2,298,516	—	—	2,298,516
China	10,481,137	—	—	10,481,137
Denmark	1,500,903	—	—	1,500,903
France	3,869,507	—	—	3,869,507
Germany	1,548,477	—	—	1,548,477
Hong Kong	1,325,455	921,793	—	2,247,248
Ireland	—	1,749,308	—	1,749,308
Japan	3,686,607	2,064,265	—	5,750,872
Luxembourg	984,796	—	—	984,796
Russia	—	1,248,081	—	1,248,081
South Korea	863,107	2,714,281	—	3,577,388
Switzerland	1,812,847	—	—	1,812,847
United Kingdom	4,852,133	5,775,164	—	10,627,297
United States	3,666,179	—	—	3,666,179
Money Market Funds	3,869,870			3,869,870
Total Investments	$42,863,723	$15,377,042	$—	$58,240,765

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

16                         Invesco International Companies Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income and long-term gain distributions paid for the period December 21, 2015 (commencement date) through October 31, 2016.

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$2,613,832
Net unrealized appreciation — investments	6,842,894
Net unrealized appreciation (depreciation) — other investments	(2,469)
Temporary book/tax differences	(1,167)
Shares of beneficial interest	49,019,408
Total net assets	$58,472,498
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and the treatment of passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2016.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period December 21, 2015 (commencement date) through October 31, 2016 was $60,636,018 and $15,183,984, respectively. Cost of investments on a tax basis includes the adjustment for financial reporting purposes as of the most recent completed federal income tax reporting at period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$7,916,214
Aggregate unrealized (depreciation) of investment securities	(1,073,320)
Net unrealized appreciation of investment securities	$6,842,894

Cost of investments for tax purposes is $51,397,871.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and organizational expenses, on October 31, 2016, undistributed net investment income was increased by $89,963, undistributed net realized gain was decreased by $56,831 and shares of beneficial interest was decreased by $33,132. This reclassification had no effect on the net assets of the Fund.

17                         Invesco International Companies Fund

NOTE 9—Share Information

	Summary of Share Activity
	December 21, 2015 (commencement date) through October 31, 2016(a)
	Shares	Amount
Sold:
Class A	313,946	$3,198,377
Class C	5,579	60,755
Class R	1,369	14,110
Class Y	257,085	2,580,417
Class R5	1,001	10,010
Class R6(b)	5,511,007	51,594,329

Reacquired:
Class A	(6,141)	(63,364)
Class C	(969)	(10,740)
Class Y	(1,655)	(17,077)
Class R6	(763,723)	(8,314,277)
Net increase in share activity	5,317,499	$49,052,540

(a)	99% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	On February 18, 2016, 5,352,142 Class R6 shares valued at $50,096,049 were sold to affiliated mutual funds.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Period ended 10/31/16(d)	$10.00	$0.07	$0.91	$0.98	$10.98	9.80%	$3,378	1.32	%(e)	1.90	%(e)	0.81	%(e)	35%
Class C
Period ended 10/31/16(d)	10.00	0.01	0.90	0.91	10.91	9.10	50	2.07	(e)	2.65	(e)	0.06	(e)	35
Class R
Period ended 10/31/16(d)	10.00	0.05	0.90	0.95	10.95	9.50	15	1.57	(e)	2.15	(e)	0.56	(e)	35
Class Y
Period ended 10/31/16(d)	10.00	0.10	0.90	1.00	11.00	10.00	2,810	1.07	(e)	1.65	(e)	1.06	(e)	35
Class R5
Period ended 10/31/16(d)	10.00	0.10	0.90	1.00	11.00	10.00	11	1.07	(e)	1.61	(e)	1.06	(e)	35
Class R6
Period ended 10/31/16(d)	10.00	0.10	0.90	1.00	11.00	10.00	52,208	1.07	(e)	1.61	(e)	1.06	(e)	35

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of December 21, 2015.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $2,789, $23, $11, $2,605, $10 and $44,470 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

NOTE 11—Subsequent Event

Effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed in Note 2) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.12%, 1.87%, 1.37%, 0.87%, 0.87% and 0.87%, respectively, of the Fund’s average daily net assets.

18                         Invesco International Companies Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Invesco International Companies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco International Companies Fund (the “Fund”) as of October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the period December 21, 2015 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

19                         Invesco International Companies Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (10/31/16)	Expenses Paid During Period[2,4]
A	$1,000.00	$1,049.70	$6.85	$1,018.45	$6.75	1.33%
C	1,000.00	1,046.00	10.70	1,014.68	10.53	2.08
R	1,000.00	1,047.80	8.13	1,017.19	8.01	1.58
Y	1,000.00	1,051.60	5.57	1,019.71	5.48	1.08
R5	1,000.00	1,050.60	5.57	1,019.71	5.48	1.08
R6	1,000.00	1,051.60	5.57	1,019.71	5.48	1.08

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective January 1, 2017, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.12%, 1.87%, 1.37%, 0.87%, 0.87% and 0.87% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.12%, 1.87%, 1.37%, 0.87%, 0.87% and 0.87% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.77, $9.62, $7.05, $4.49, $4.48 and $4.49 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.69, $9.48, $6.95, $4.42, $4.42 and $4.42 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

20                         Invesco International Companies Fund

Initial Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM International Mutual Funds (Invesco International Mutual Funds) (the Company) is required under the Investment Company Act of 1940, as amended, to approve the Invesco International Companies Fund (the Fund) investment advisory agreements before the Fund can commence operations. During meetings held on December 1-2, 2015, the Board as a whole and the disinterested or “independent” Trustees voting separately approved (i) an amendment to the Company’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add the Fund, and (ii) (a) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, and (b) an amendment to the Sub-Advisory Contract with Invesco PowerShares Capital Management LLC to add the Fund (the sub-advisers, the Affiliated Sub-Advisers; and the contracts, the sub-advisory contracts). In doing so, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process as well as the information provided with respect to the Fund. The Board (i) determined that the investment advisory agreement and sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s agreements is fair and reasonable and (ii) approved submission of the agreements to the initial shareholder of the Fund.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Fund will be assigned to one of the Sub-Committees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board was assisted in its review by the Senior Officer, an independent officer of the Invesco Funds, and by independent legal counsel. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

Factors and Conclusions and Summary of Evaluation of Investment Advisory and Sub-Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the existing relationship between Invesco Advisers and the Invesco Funds, as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that will be provided by Invesco Canada Ltd. and Invesco Hong Kong Limited and that may be provided by other Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who may provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Performance

The Board did not consider the performance of the Fund because the Fund is new and has no performance history. The Board did review performance expectations for the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers

The Board considered the proposed advisory fee schedule of the Fund and the proposed fee waivers and expense limitations. The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees will have no direct effect on the Fund or its shareholders, as they will be paid by Invesco Advisers to the Affiliated Sub-Advisers.

The Board also considered comparative advisory fee data provided by Invesco Advisers with respect to comparable registered funds managed by third-party advisers. The Board noted that the advisory fee is above the Lipper International Large-Cap Growth Funds and Lipper International Multi-Cap Growth Funds classification median fees at all break points, but consistent with the Board approved Uniform Fee Schedule. The Board noted that Invesco Advisers advises three other mutual funds with investment strategies similar to those of the Fund.

Based upon the information provided and considerations described above, the Board concluded that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund would benefit from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of

21                         Invesco International Companies Fund

all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board considered information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the Fund’s investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered periodic reports that it receives from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although

Invesco Advisers has contractually agreed to waive through at least December 31, 2016, the advisory fees payable by the Fund with respect to such investments. This waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers or its affiliates receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral from securities lending arrangements. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades and was advised that such trades will be executed in compliance with rules under the Investment Company Act of 1940, as amended.

22                         Invesco International Companies Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco International Companies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco International Companies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco International Companies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco International Companies Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611	ICO-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco International Core Equity Fund
Nasdaq:
A: IBVAX ∎ B: IBVBX ∎ C: IBVCX ∎ R: IIBRX ∎ Y: IBVYX ∎ Investor: IIBCX ∎
R5: IBVIX ∎ R6: IBVFX

2 Letters to Shareholders 4 Performance Summary 4 Management’s Discussion 6 Long-Term Fund Performance 8 Supplemental Information 10 Schedule of Investments 12 Financial Statements 15 Notes to Financial Statements 22 Financial Highlights 23 Auditor’s Report 24 Fund Expenses 25 Approval of Investment Advisory and Sub-Advisory Contracts 27 Tax Information T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco International Core Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco International Core Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco International Core Equity Fund (the Fund), at net asset value (NAV), outperformed the MSCI EAFE Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.26%
Class B Shares	-2.01
Class C Shares	-2.06
Class R Shares	-1.54
Class Y Shares	-1.06
Investor Class Shares	-1.24
Class R5 Shares	-0.83
Class R6 Shares	-0.91
MSCI EAFE Index▼ (Broad Market/Style-Specific Index)	-3.23
Lipper International Large-Cap Core Funds Index∎ (Peer Group Index)	-1.78
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The global economy continued to expand, albeit slowly, for the fiscal year. However, that growth became increasingly uneven across developed and emerging economies, amid continued volatility in oil prices and as the policies of central banks globally began to diverge.

    An equity market rally in November 2015 was offset by negative performance in December, as a late-year crash in oil prices rattled the markets. Also in December, the US Federal Reserve (the Fed) followed through on its commitment to normalize monetary policy by raising interest rates – its first increase since 2006 – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing and negative interest rates.

    Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China and falling oil prices. Markets recovered in late February and posted gains amid concerted central bank commitments to very loose monetary policy. As a result, the US dollar fell sharply against the euro and Japanese yen, a development that was largely supportive of oil and stock prices.

    All major global stock indexes experienced steep declines again in June after UK voters opted to leave the European Union. Stocks in economically sensitive sectors, including energy and financials, were hardest hit, and investors flocked to the perceived safety of US Treasuries and more defensive, dividend-paying equities often found in the telecommunication services, utilities and consumer staples sectors.

    After the initial shock of the UK vote, stocks made a strong recovery, regaining most of their losses as fears of a shock to consumer confidence never materialized. For the remainder of the reporting period, emerging markets outperformed as the Fed left interest rates unchanged and expectations for an interest rate increase were delayed again.

    The Fund seeks long-term growth of capital by investing in foreign securities that have high or improving return on invested capital, quality management and a strong competitive position within their industries – and that are trading at compelling valuations. The Fund stayed true to its process and benefited from its quality orientation in stock selection. Stock selection in the financials, information technology (IT) and telecommunication services sectors contributed to Fund performance, while holdings in the health care and consumer discretionary sectors detracted from Fund performance for the reporting period.

    One of the largest contributors to Fund performance was Taiwan Semiconductor Manufacturing Company. During the fiscal year, the company, a parts supplier to the iPhone 7, benefited from a broader rally in technology companies and record profits as demand for new iPhones fueled orders for its processor chips. In addition, KDDI, Japan’s second-largest mobile carrier, also contributed to Fund performance as it received a boost from rising data usage and a reduction in sales expenses.

    The Fund’s detractors for the reporting period included UBS Group and Teva Pharmaceutical Industries. UBS Group was hurt by a strained operating environment, negative interest rates and global growth concerns, while Teva Pharmaceutical was hampered as a result of patent challenges and election campaign headlines calling for pharmaceutical price controls.

Portfolio Composition
By sector	% of total net assets

Financials	24.3%
Consumer Discretionary	16.8
Industrials	14.8
Health Care	12.6
Information Technology	11.4
Telecommunication Services	6.8
Energy	6.0
Consumer Staples	4.1
Materials	2.7
Money Market Funds Plus Other Assets Less Liabilities	0.5

Top 10 Equity Holdings*
% of total net assets

1.	Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
2.	Royal Dutch Shell PLC -Class A -ADR	3.0
3.	ING Groep N.V.	2.8
4.	KDDI Corp.	2.8
5.	Australia and New Zealand Banking Group Ltd.	2.6
6.	Roche Holding AG	2.5
7.	Novartis AG-ADR	2.5
8.	Hitachi, Ltd.	2.4
9.	Shire PLC-ADR	2.4
10.	St. James’s Place PLC	2.3

Total Net Assets	$89.7 million

Total Number of Holdings*	64

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2016.

4 Invesco International Core Equity Fund

    From a geographic perspective, the Fund’s exposure to emerging markets and Europe aided Fund performance for the fiscal year. Specifically, stock selection in Italy, Sweden and the UK helped Fund performance. Conversely, stock selection in Switzerland and Germany detracted from the Fund’s performance relative to its broad market/style-specific benchmark. As a group, the Fund’s Australian holdings were the most significant detractors from the Fund’s relative performance. At the close of the reporting period, and relative to its broad market/style-specific benchmark, the Fund maintained overweight positions in the Netherlands and Israel, while holding underweight positions in Japan, Australia and Germany.

    The Fund’s largest overweight positions relative to its broad market/style-specific benchmark were in the IT, financials and consumer discretionary sectors. Conversely, in the consumer staples, materials and utilities sectors, the Fund maintained underweight positions.

    Following our mandate as a conservative cornerstone for our clients’ portfolios, our team continues to seek out attractive risk-return growth-value anomalies with a long-term perspective.

    Thank you for your investment in Invesco International Core Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Esselink Portfolio Manager, is manager of Invesco International Core Equity Fund. He joined Invesco in 2007.
Mr. Esselink earned a bachelor of science degree from the Rotterdam School of Economics, where he studied commercial economics.

Brian Nelson Chartered Financial Analyst, Portfolio Manager, is manager of Invesco International Core Equity Fund. He joined Invesco in 2004. Mr. Nelson earned a BA from the University of California, Santa Barbara.

Assisted by Invesco’s Global Core Equity Team

5                         Invesco International Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/06

1 Source: FactSet Research Systems Inc.

2 Source: Lipper Inc.

*	The Fund’s oldest share class (Investor) does not have a sales charge; therefore, the second-oldest share class with a sales charge (Class C) is also included in the chart

Past performance cannot guarantee comparable future results

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.

Performance shown in the chart

and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco International Core Equity Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	3.39%
10 Years	-0.43
5 Years	2.43
1 Year	-6.65

Class B Shares
Inception (3/28/02)	3.43%
10 Years	-0.47
5 Years	2.44
1 Year	-6.90

Class C Shares
Inception (2/14/00)	1.29%
10 Years	-0.62
5 Years	2.81
1 Year	-3.04

Class R Shares
Inception (11/24/03)	4.06%
10 Years	-0.12
5 Years	3.34
1 Year	-1.54

Class Y Shares
10 Years	0.33%
5 Years	3.84
1 Year	-1.06

Investor Class Shares
Inception (10/28/98)	3.18%
10 Years	0.13
5 Years	3.59
1 Year	-1.24

Class R5 Shares
Inception (4/30/04)	4.26%
10 Years	0.71
5 Years	4.15
1 Year	-0.83

Class R6 Shares
10 Years	0.35%
5 Years	4.04
1 Year	-0.91

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	3.54%
10 Years	0.06
5 Years	4.44
1 Year	1.76

Class B Shares
Inception (3/28/02)	3.58%
10 Years	0.03
5 Years	4.52
1 Year	1.82

Class C Shares
Inception (2/14/00)	1.41%
10 Years	-0.13
5 Years	4.86
1 Year	5.81

Class R Shares
Inception (11/24/03)	4.24%
10 Years	0.38
5 Years	5.38
1 Year	7.34

Class Y Shares
10 Years	0.83%
5 Years	5.92
1 Year	7.91

Investor Class Shares
Inception (10/28/98)	3.30%
10 Years	0.62
5 Years	5.63
1 Year	7.63

Class R5 Shares
Inception (4/30/04)	4.44%
10 Years	1.21
5 Years	6.23
1 Year	8.15

Class R6 Shares
10 Years	0.84%
5 Years	6.09
1 Year	8.06

higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class

R5 and Class R6 shares was 1.33%, 2.08%, 2.08%, 1.58%, 1.08%, 1.33%, 1.03% and 1.02%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 1.61%, 2.36%, 2.36%, 1.86%, 1.36%, 1.61%, 1.03% and 1.02%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least March 31, 2017. See current prospectus for more information.

7                         Invesco International Core Equity Fund

Invesco International Core Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares and Investor Class shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies,

difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union would place its currency and banking system in jeopardy. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative,

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco International Core Equity Fund

regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk ma y affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

About indexes used in this report

∎	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper International Large-Cap Core Funds Index is an unmanaged index considered representative of international large-cap core funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco International Core Equity Fund

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–99.49%
Australia–2.57%
Australia and New Zealand Banking Group Ltd.	109,196	$2,306,978

Canada–2.97%
Peyto Exploration & Development Corp.	25,063	643,930
Suncor Energy, Inc.	40,540	1,216,578
Vermilion Energy, Inc.	20,445	801,794
		2,662,302

China–1.33%
Baidu, Inc.–ADR(a)	6,731	1,190,445

Finland–1.31%
Sampo Oyj–Class A	25,653	1,176,268

France–8.38%
Criteo S.A.–ADR(a)	19,062	689,091
Danone	19,033	1,317,961
Europcar Groupe S.A.–REGS(a)(b)	80,299	746,263
LVMH Moet Hennessy Louis Vuitton S.E.	9,897	1,798,607
Publicis Groupe S.A.	21,072	1,445,737
Rexel S.A.	59,407	823,979
Sanofi	9,026	702,076
		7,523,714

Germany–5.10%
Bayer AG	14,140	1,401,498
Muenchener Rueckversicherungs-Gesellschaft AG	9,220	1,787,413
SAP S.E.	15,776	1,389,605
		4,578,516

Hong Kong–2.17%
AIA Group Ltd.	256,800	1,620,842
AIA Group Ltd.–ADR(c)	13,032	330,752
		1,951,594

India–0.76%
InterGlobe Aviation Ltd.–REGS(b)	48,732	684,751

Ireland–1.45%
Ryanair Holdings PLC–ADR(a)	17,276	1,297,255

Israel–1.90%
Teva Pharmaceutical Industries Ltd.–ADR	39,812	1,701,565

Italy–1.00%
Ferrari N.V.	17,006	895,707

Japan–19.51%
Hitachi, Ltd.	400,000	2,128,116
Honda Motor Co., Ltd.	58,300	1,744,181
KDDI Corp.	82,900	2,523,404
Komatsu Ltd.	78,493	1,749,573
Mitsubishi Estate Co., Ltd.	75,000	1,486,653

	Shares	Value
Japan–(continued)
Mitsui O.S.K. Lines, Ltd.	350,000	$875,627
NTT DOCOMO, Inc.	65,500	1,649,289
Olympus Corp.	26,300	940,495
ORIX Corp.	76,400	1,213,410
Rakuten Inc.	111,800	1,292,686
Toyota Motor Corp.	33,000	1,906,359
		17,509,793

Netherlands–10.18%
GrandVision N.V.–REGS(b)	46,952	1,075,415
ING Groep N.V.	192,516	2,531,007
Koninklijke DSM N.V.	21,558	1,384,979
Koninklijke Philips N.V.	52,238	1,573,067
Philips Lighting N.V.–REGS(a)(b)	38,897	912,055
Randstad Holding N.V.	32,186	1,655,454
		9,131,977

Singapore–1.66%
DBS Group Holdings Ltd.	138,760	1,492,221

South Africa–1.04%
Naspers Ltd.–Class N	5,558	931,582

Sweden–3.28%
Sandvik AB	99,460	1,128,941
Svenska Handelsbanken AB–Class A	133,038	1,812,309
		2,941,250

Switzerland–9.28%
ABB Ltd.	50,022	1,029,312
Novartis AG–ADR	30,984	2,200,484
Roche Holding AG	9,790	2,246,527
TE Connectivity Ltd.	15,557	978,069
UBS Group AG	132,131	1,869,369
		8,323,761

Taiwan–3.45%
Taiwan Semiconductor Manufacturing Co. Ltd.	518,000	3,094,179

United Kingdom–17.43%
British American Tobacco PLC	15,747	904,107
Delphi Automotive PLC	27,225	1,771,531
Diageo PLC	33,390	888,821
Imperial Brands PLC	11,263	544,254
Liberty Global PLC–Series A(a)	56,455	1,840,433
Liberty Global PLC LiLAC–Series A(a)	15,158	418,967
Meggitt PLC	147,857	786,505
Rio Tinto PLC	30,371	1,052,794
Royal Dutch Shell PLC–Class A–ADR	54,547	2,716,986
Spectris PLC	30,379	761,773
St. James’s Place PLC	177,102	2,043,507
Vodafone Group PLC–ADR	68,721	1,913,193
		15,642,871

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco International Core Equity Fund

	Shares	Value
United States–4.72%
Aon PLC	12,052	$1,335,723
Chubb Ltd.	6,219	789,813
Shire PLC–ADR	12,497	2,107,494
		4,233,030
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.49% (Cost $94,513,479)		89,269,759

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.29%
Government & Agency Portfolio–Institutional Class, 0.29% (Cost $258,990)(d)(e)	258,990	258,990
TOTAL INVESTMENTS–99.78% (Cost $94,772,469)		89,528,749
OTHER ASSETS LESS LIABILITIES–0.22%		197,489
NET ASSETS–100.00%		$89,726,238

Investment Abbreviations:

ADR	– American Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $3,418,484, which represented 3.81% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at October 31, 2016.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco International Core Equity Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $94,513,479)*	$89,269,759
Investments in affiliated money market funds, at value and cost	258,990
Total investments, at value (Cost $94,772,469)	89,528,749
Foreign currencies, at value (Cost $244,731)	243,101
Receivable for:
Investments sold	570,902
Fund shares sold	58,792
Dividends	515,493
Fund expenses absorbed	11,049
Investment for trustee deferred compensation and retirement plans	92,758
Other assets	33,010
Total assets	91,053,854

Liabilities:
Payable for:
Investments purchased	510,612
Fund shares reacquired	218,080
Amount due custodian	110,084
Collateral upon return of securities loaned	258,990
Accrued fees to affiliates	58,558
Accrued trustees’ and officers’ fees and benefits	1,805
Accrued other operating expenses	64,926
Trustee deferred compensation and retirement plans	104,561
Total liabilities	1,327,616
Net assets applicable to shares outstanding	$89,726,238

Net assets consist of:
Shares of beneficial interest	$108,019,467
Undistributed net investment income	1,057,488
Undistributed net realized gain (loss)	(14,118,834)
Net unrealized appreciation (depreciation)	(5,231,883)
$89,726,238

Net Assets:
Class A	$35,405,762
Class B	$537,181
Class C	$8,580,690
Class R	$2,180,147
Class Y	$3,431,098
Investor Class	$10,279,944
Class R5	$2,831,815
Class R6	$26,479,601

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	3,379,328
Class B	51,190
Class C	841,133
Class R	207,824
Class Y	321,802
Investor Class	965,638
Class R5	271,368
Class R6	2,538,774
Class A:
Net asset value per share	$10.48
Maximum offering price per share
(Net asset value of $10.48 ÷ 94.50%)	$11.09
Class B:
Net asset value and offering price per share	$10.49
Class C:
Net asset value and offering price per share	$10.20
Class R:
Net asset value and offering price per share	$10.49
Class Y:
Net asset value and offering price per share	$10.66
Investor Class:
Net asset value and offering price per share	$10.65
Class R5:
Net asset value and offering price per share	$10.44
Class R6:
Net asset value and offering price per share	$10.43

*	At October 31, 2016, securities with an aggregate value of $253,558 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco International Core Equity Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $263,736)	$2,572,293
Dividends from affiliated money market funds	5,112
Other income	15,819
Total investment income	2,593,224

Expenses:
Advisory fees	750,359
Administrative services fees	50,000
Distribution fees:
Class A	93,163
Class B	7,179
Class C	91,033
Class R	9,788
Investor Class	26,545
Transfer agent fees — A, B, C, R, Y and Investor	211,736
Transfer agent fees — R5	105
Transfer agent fees — R6	336
Trustees’ and officers’ fees and benefits	25,475
Registration and filing fees	91,839
Reports to shareholders	27,545
Professional services fees	58,853
Other	30,160
Total expenses	1,474,116
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(133,139)
Net expenses	1,340,977
Net investment income	1,252,247

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,729,600)
Foreign currencies	(50,936)
(1,780,536)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(3,159,946)
Foreign currencies	(1,431)
(3,161,377)
Net realized and unrealized gain (loss)	(4,941,913)
Net increase (decrease) in net assets resulting from operations	$(3,689,666)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco International Core Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$1,252,247	$1,787,032
Net realized gain (loss)	(1,780,536)	720,150
Change in net unrealized appreciation (depreciation)	(3,161,377)	(2,860,492)
Net increase (decrease) in net assets resulting from operations	(3,689,666)	(353,310)

Distributions to shareholders from net investment income:
Class A	(414,514)	(368,533)
Class B	(2,010)	(3,458)
Class C	(22,857)	(24,300)
Class R	(15,003)	(12,369)
Class Y	(65,946)	(14,995)
Investor Class	(117,141)	(115,445)
Class R5	(45,760)	(45,523)
Class R6	(819,648)	(817,524)
Total distributions from net investment income	(1,502,879)	(1,402,147)

Distributions to shareholders from net realized gains:
Class A	—	(1,729,823)
Class B	—	(67,605)
Class C	—	(475,093)
Class R	—	(77,750)
Class Y	—	(56,544)
Investor Class	—	(541,871)
Class R5	—	(136,763)
Class R6	—	(2,441,264)
Total distributions from net realized gains	—	(5,526,713)

Share transactions–net:
Class A	(3,780,052)	2,355,231
Class B	(375,416)	(613,854)
Class C	(1,220,009)	(34,457)
Class R	424,051	44,465
Class Y	475,199	1,579,806
Investor Class	(1,123,820)	(415,510)
Class R5	70,298	(129,751)
Class R6	(20,934,847)	(2,860,031)
Net increase (decrease) in net assets resulting from share transactions	(26,464,596)	(74,101)
Net increase (decrease) in net assets	(31,657,141)	(7,356,271)

Net assets:
Beginning of year	121,383,379	128,739,650
End of year (includes undistributed net investment income of $1,057,488 and $1,342,564, respectively)	$89,726,238	$121,383,379

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco International Core Equity Fund

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco International Core Equity Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of eight different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

15                         Invesco International Core Equity Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.

Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the

16                         Invesco International Core Equity Fund

borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.75%
Next $500 million	0.65%
From $1 billion	0.55%
From $2 billion	0.45%
From $4 billion	0.40%
From $6 billion	0.375%
Over $8 billion	0.35%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective April 1, 2016, the Adviser has contractually agreed, through March 31, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.33%, 2.08%, 2.08%, 1.58%,

17                         Invesco International Core Equity Fund

1.08%, 1.33%, 1.08% and 1.08%, respectively, of average daily net assets (the “expense limits”). Prior to April 1, 2016, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00%, 2.25%, 2.00% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on March 31, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees of $13,334 and reimbursed class level expenses of $68,217, $1,314, $16,664, $3,584, $8,735 and $19,437 for Class A, Class B, Class C, Class R, Class Y and Investor Class shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $8,253 in front-end sales commissions from the sale of Class A shares and $41, $56 and $1,082 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

18                         Invesco International Core Equity Fund

During the year ended October 31, 2016, there were transfers from Level 1 to Level 2 of $2,621,162 and from Level 2 to Level 1 of $18,460,122, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$2,306,978	$—	$2,306,978
Canada	2,662,302	—	—	2,662,302
China	1,190,445	—	—	1,190,445
Finland	1,176,268	—	—	1,176,268
France	6,821,638	702,076	—	7,523,714
Germany	4,578,516	—	—	4,578,516
Hong Kong	1,951,594	—	—	1,951,594
India	684,751	—	—	684,751
Ireland	1,297,255	—	—	1,297,255
Israel	1,701,565	—	—	1,701,565
Italy	895,707	—	—	895,707
Japan	7,619,284	9,890,509	—	17,509,793
Netherlands	1,987,470	7,144,507	—	9,131,977
Singapore	—	1,492,221	—	1,492,221
South Africa	931,582	—	—	931,582
Sweden	—	2,941,250	—	2,941,250
Switzerland	5,047,922	3,275,839	—	8,323,761
Taiwan	3,094,179	—	—	3,094,179
United Kingdom	10,326,990	5,315,881	—	15,642,871
United States	4,233,030	—	—	4,233,030
Money Market Funds	258,990	—	—	258,990
Total Investments	$56,459,488	$33,069,261	$—	$89,528,749

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2016, the Fund engaged in securities purchases of $374,949.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,854.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

19                         Invesco International Core Equity Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$1,502,879	$1,720,986
Long-term capital gain	—	5,207,874
Total distributions	$1,502,879	$6,928,860

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$1,220,620
Net unrealized appreciation (depreciation) — investments	(5,306,983)
Net unrealized appreciation — other investments	11,837
Temporary book/tax differences	(106,316)
Capital loss carryforward	(14,112,387)
Shares of beneficial interest	108,019,467
Total net assets	$89,726,238

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and the tax treatment of passive foreign investments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
October 31, 2017	$11,001,492	$—	$11,001,492
Not subject to expiration	1,755,186	1,355,709	3,110,895
	$12,756,678	$1,355,709	$14,112,387

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $36,858,897 and $60,997,118, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$4,629,508
Aggregate unrealized (depreciation) of investment securities	(9,936,491)
Net unrealized appreciation (depreciation) of investment securities	$(5,306,983)

Cost of investments for tax purposes is $94,835,732.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on October 31, 2016, undistributed net investment income was decreased by $34,444, undistributed net realized gain (loss) was increased by $40,988 and shares of beneficial interest was decreased by $6,544. This reclassification had no effect on the net assets of the Fund.

20                         Invesco International Core Equity Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	517,062	$5,199,765	797,936	$8,883,676
Class B	4,957	48,885	7,506	85,315
Class C	104,256	1,028,055	294,709	3,216,682
Class R	95,280	976,195	48,193	528,121
Class Y	422,790	4,431,186	238,069	2,689,632
Investor Class	93,239	989,875	63,561	721,270
Class R5	14,847	153,029	138	1,549
Class R6	57,732	578,596	395,051	4,195,194

Issued as reinvestment of dividends:
Class A	39,005	392,385	191,804	2,006,264
Class B	188	1,904	6,563	69,103
Class C	2,025	19,970	44,636	457,077
Class R	1,409	14,216	8,591	90,119
Class Y	3,694	37,714	5,813	63,818
Investor Class	11,030	112,722	60,131	638,592
Class R5	4,653	45,760	17,508	181,911
Class R6	82,129	819,648	313,647	3,258,788

Automatic conversion of Class B shares to Class A shares:
Class A	25,974	262,597	52,540	582,328
Class B	(25,854)	(262,597)	(52,328)	(582,328)

Reacquired:
Class A	(946,469)	(9,634,799)	(827,673)	(9,117,037)
Class B	(16,158)	(163,608)	(16,719)	(185,944)
Class C	(229,773)	(2,268,034)	(353,083)	(3,708,216)
Class R	(56,428)	(566,360)	(52,785)	(573,775)
Class Y	(381,048)	(3,993,701)	(103,676)	(1,173,644)
Investor Class	(212,841)	(2,226,417)	(160,126)	(1,775,372)
Class R5	(12,325)	(128,491)	(28,852)	(313,211)
Class R6(b)	(2,349,931)	(22,333,091)	(959,668)	(10,314,013)
Net increase (decrease) in share activity	(2,750,557)	$(26,464,596)	(8,514)	$(74,101)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 11% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
In addition, 34% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	On February 18, 2016, 1,920,641 Class R6 shares valued at $17,996,407 were redeemed by affiliated mutual funds.

21                         Invesco International Core Equity Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/16	$10.73	$0.12	$(0.26)	$(0.14)	$(0.11)	$—	$(0.11)	$10.48	(1.26)%	$35,406	1.41	%(e)	1.61	%(e)	1.18	%(e)	37%
Year ended 10/31/15	11.37	0.13	(0.17)	(0.04)	(0.10)	(0.50)	(0.60)	10.73	(0.19)	40,161	1.61		1.61		1.19		63
Year ended 10/31/14	11.45	0.15	(0.04)	0.11	(0.19)	—	(0.19)	11.37	1.04	40,132	1.59		1.59		1.34		109
Year ended 10/31/13	9.87	0.13	1.63	1.76	(0.18)	—	(0.18)	11.45	18.11	42,703	1.65		1.65		1.20		25
Year ended 10/31/12	10.02	0.18	(0.05)	0.13	(0.28)	—	(0.28)	9.87	1.40	39,044	1.59		1.59		1.86		20
Class B
Year ended 10/31/16	10.73	0.04	(0.26)	(0.22)	(0.02)	—	(0.02)	10.49	(2.01)	537	2.16	(e)	2.36	(e)	0.43	(e)	37
Year ended 10/31/15	11.38	0.05	(0.18)	(0.13)	(0.02)	(0.50)	(0.52)	10.73	(1.04)	945	2.36		2.36		0.44		63
Year ended 10/31/14	11.47	0.07	(0.05)	0.02	(0.11)	—	(0.11)	11.38	0.19	1,627	2.34		2.34		0.59		109
Year ended 10/31/13	9.87	0.05	1.65	1.70	(0.10)	—	(0.10)	11.47	17.35	2,488	2.40		2.40		0.45		25
Year ended 10/31/12	10.00	0.11	(0.05)	0.06	(0.19)	—	(0.19)	9.87	0.67	3,085	2.34		2.34		1.11		20
Class C
Year ended 10/31/16	10.44	0.04	(0.26)	(0.22)	(0.02)	—	(0.02)	10.20	(2.06)	8,581	2.16	(e)	2.36	(e)	0.43	(e)	37
Year ended 10/31/15	11.08	0.05	(0.17)	(0.12)	(0.02)	(0.50)	(0.52)	10.44	(0.97)	10,067	2.36		2.36		0.44		63
Year ended 10/31/14	11.16	0.07	(0.04)	0.03	(0.11)	—	(0.11)	11.08	0.29	10,837	2.34		2.34		0.59		109
Year ended 10/31/13	9.61	0.05	1.60	1.65	(0.10)	—	(0.10)	11.16	17.30	12,458	2.40		2.40		0.45		25
Year ended 10/31/12	9.74	0.11	(0.05)	0.06	(0.19)	—	(0.19)	9.61	0.69	11,896	2.34		2.34		1.11		20
Class R
Year ended 10/31/16	10.74	0.09	(0.26)	(0.17)	(0.08)	—	(0.08)	10.49	(1.54)	2,180	1.66	(e)	1.86	(e)	0.93	(e)	37
Year ended 10/31/15	11.38	0.10	(0.17)	(0.07)	(0.07)	(0.50)	(0.57)	10.74	(0.45)	1,799	1.86		1.86		0.94		63
Year ended 10/31/14	11.47	0.13	(0.06)	0.07	(0.16)	—	(0.16)	11.38	0.70	1,862	1.84		1.84		1.09		109
Year ended 10/31/13	9.88	0.10	1.65	1.75	(0.16)	—	(0.16)	11.47	17.87	2,016	1.90		1.90		0.95		25
Year ended 10/31/12	10.01	0.15	(0.03)	0.12	(0.25)	—	(0.25)	9.88	1.29	2,016	1.84		1.84		1.61		20
Class Y
Year ended 10/31/16	10.92	0.15	(0.27)	(0.12)	(0.14)	—	(0.14)	10.66	(1.06)	3,431	1.16	(e)	1.36	(e)	1.43	(e)	37
Year ended 10/31/15	11.56	0.16	(0.17)	(0.01)	(0.13)	(0.50)	(0.63)	10.92	0.05	3,017	1.36		1.36		1.44		63
Year ended 10/31/14	11.65	0.19	(0.06)	0.13	(0.22)	—	(0.22)	11.56	1.20	1,574	1.34		1.34		1.59		109
Year ended 10/31/13	10.03	0.16	1.67	1.83	(0.21)	—	(0.21)	11.65	18.53	1,284	1.40		1.40		1.45		25
Year ended 10/31/12	10.18	0.21	(0.05)	0.16	(0.31)	—	(0.31)	10.03	1.67	1,411	1.34		1.34		2.11		20
Investor Class
Year ended 10/31/16	10.90	0.12	(0.26)	(0.14)	(0.11)	—	(0.11)	10.65	(1.24)	10,280	1.41	(e)	1.61	(e)	1.18	(e)	37
Year ended 10/31/15	11.54	0.13	(0.17)	(0.04)	(0.10)	(0.50)	(0.60)	10.90	(0.19)	11,707	1.61		1.61		1.19		63
Year ended 10/31/14	11.63	0.16	(0.06)	0.10	(0.19)	—	(0.19)	11.54	0.94	12,821	1.59		1.59		1.34		109
Year ended 10/31/13	10.02	0.13	1.66	1.79	(0.18)	—	(0.18)	11.63	18.14	14,726	1.65		1.65		1.20		25
Year ended 10/31/12	10.16	0.18	(0.04)	0.14	(0.28)	—	(0.28)	10.02	1.48	14,181	1.59		1.59		1.86		20
Class R5
Year ended 10/31/16	10.71	0.16	(0.26)	(0.10)	(0.17)	—	(0.17)	10.44	(0.83)	2,832	1.03	(e)	1.04	(e)	1.56	(e)	37
Year ended 10/31/15	11.35	0.19	(0.17)	0.02	(0.16)	(0.50)	(0.66)	10.71	0.37	2,830	1.03		1.03		1.77		63
Year ended 10/31/14	11.45	0.22	(0.06)	0.16	(0.26)	—	(0.26)	11.35	1.51	3,127	1.01		1.01		1.92		109
Year ended 10/31/13	9.89	0.19	1.63	1.82	(0.26)	—	(0.26)	11.45	18.71	3,010	1.04		1.04		1.81		25
Year ended 10/31/12	10.04	0.24	(0.04)	0.20	(0.35)	—	(0.35)	9.89	2.15	7,656	0.90		0.90		2.55		20
Class R6
Year ended 10/31/16	10.71	0.16	(0.27)	(0.11)	(0.17)	—	(0.17)	10.43	(0.91)	26,480	1.02	(e)	1.03	(e)	1.57	(e)	37
Year ended 10/31/15	11.35	0.20	(0.17)	0.03	(0.17)	(0.50)	(0.67)	10.71	0.38	50,857	1.02		1.02		1.78		63
Year ended 10/31/14	11.45	0.22	(0.06)	0.16	(0.26)	—	(0.26)	11.35	1.52	56,760	1.00		1.00		1.93		109
Year ended 10/31/13	9.88	0.19	1.64	1.83	(0.26)	—	(0.26)	11.45	18.84	57,388	1.03		1.03		1.82		25
Year ended 10/31/12(f)	10.05	0.03	(0.20)	(0.17)	—	—	—	9.88	(1.69)	203,831	0.87	(g)	0.87	(g)	2.58	(g)	20

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest for Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares, which were less than $0.005 per share for the fiscal year ended October 31, 2012.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $37,265, $718, $9,103, $1,958, $4,771, $10,618, $2,764 and $32,850 for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012 for Class R6 shares.
(g)	Annualized.

NOTE 13—Subsequent Event

Effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed in Note 2) of Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.12%, 1.87%, 1.87%, 1.37%, 0.87%, 1.12%, 0.87% and 0.87%, respectively, of the Fund’s average daily net assets.

22                         Invesco International Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of the Invesco International Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco International Core Equity Fund (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

23                         Invesco International Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (10/31/16)	Expenses Paid During Period[2,4]
A	$1,000.00	$1,021.40	$6.30	$1,018.90	$6.29	1.24%
B	1,000.00	1,016.50	10.09	1,015.13	10.08	1.99
C	1,000.00	1,017.00	10.09	1,015.13	10.08	1.99
R	1,000.00	1,019.40	7.56	1,017.65	7.56	1.49
Y	1,000.00	1,022.00	5.03	1,020.16	5.03	0.99
Investor	1,000.00	1,021.10	6.30	1,018.90	6.29	1.24
R5	1,000.00	1,022.50	5.03	1,020.16	5.03	0.99
R6	1,000.00	1,022.50	5.03	1,020.16	5.03	0.99

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective January 1, 2017, the Fund’s Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.12%, 1.87%, 1.87%, 1.37%, 0.87%, 1.12%, 0.87% and 0.87% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.12%, 1.87%, 1.87%, 1.37%, 0.87%, 1.12%, 0.87% and 0.87% for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.69, $9.48, $9.48, $6.95, $4.42, $5.69, $4.42 and $4.42 for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.69, $9.48, $9.48, $6.95, $4.42, $5.69, $4.42 and $4.42 for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

24                         Invesco International Core Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM International Mutual Funds (Invesco International Mutual Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco International Core Equity Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper International Multi-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and three year periods and in the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. Invesco Advisers noted that a new co-chief investment officer had been named to the portfolio management team. The Trustees also reviewed

25                         Invesco International Core Equity Fund

more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other funds with investment strategies comparable to those of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted

that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

26                         Invesco International Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	2.04%
U.S. Treasury Obligations*	0.00%
Foreign Taxes	$0.0282	per share
Foreign Source Income	$0.3314	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27                         Invesco International Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco International Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco International Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco International Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco International Core Equity Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611	I-ICE-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco International Growth Fund
Nasdaq:
A: AIIEX ∎ B: AIEBX ∎ C: AIECX ∎ R: AIERX ∎ Y: AIIYX ∎ R5: AIEVX ∎ R6: IGFRX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco International Growth Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco International Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco International Growth Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco International Growth Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.16%
Class B Shares	-2.89
Class C Shares	-2.92
Class R Shares	-2.41
Class Y Shares	-1.89
Class R5 Shares	-1.85
Class R6 Shares	-1.76
MSCI All Country World ex-U.S. Index▼ (Broad Market Index)	0.22
Custom Invesco International Growth Index∎ (Style-Specific Index)	0.13
Lipper International Large-Cap Growth Funds Index◆ (Peer Group Index)	-1.86
Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc.; ◆Lipper Inc.

Market conditions and your Fund

The global economy continued to expand, albeit slowly, for the fiscal year ended October 31, 2016. However, that growth became increasingly uneven across developed and emerging economies, amid continued volatility in oil prices and as the policies of central banks globally began to diverge.

    An equity market rally in November 2015 was offset by negative performance in December, as a late-year crash in oil prices rattled the markets. Also in December, the US Federal Reserve (the Fed) followed through on its commitment to normalize monetary policy by raising interest rates – its first increase since 2006 – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing and negative interest rates.

    Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China and falling oil prices. All major global stock indices experienced steep declines again in June after UK voters opted to leave the European Union. After the initial shock of the UK vote, stocks made a strong recovery, regaining most of the losses as fears of a sharp shock to consumer confidence never materialized. For the remainder of the reporting period, emerging markets outperformed as the Fed left interest rates unchanged and expectations for an interest rate increase were delayed again.

    Regardless of the macroeconomic environment, we remain focused on our bottom-up investment approach of identifying attractive companies that fit our earnings, quality and valuation (EQV) process.

    During the reporting period, Fund holdings in the consumer staples and industrials sectors outperformed those of the Custom Invesco International Growth Index and were among the strongest contributors to the Fund’s performance versus the style-specific benchmark. An underweight allocation to the weak telecommunication services sector also contributed to relative Fund returns. The Fund’s holdings in the consumer discretionary and energy sectors, however, underperformed those of the style-specific index and were the most significant detractors from the Fund’s relative performance.

    On a geographic basis, the Fund’s holdings in Singapore, Brazil and France outperformed those of the Custom Invesco International Growth Index and were among the most significant contributors to Fund performance during the reporting period. The Fund’s holdings in Sweden and Israel underperformed those of the Custom Invesco International Growth Index and were among the most significant detractors from Fund results versus the style-specific benchmark. The Fund’s overweight exposure to the weak UK market was also a drag on relative Fund results.

    From an individual securities perspective, BM&FBOVESPA, one of the world’s largest stock exchanges, was the Fund’s top contributor for the reporting period. BM&FBOVESPA’s stock was significantly depressed in 2015 due to Brazil’s political and economic turmoil, but the company’s stock price rose after the ousting of Brazil’s President Rousseff under the expectation that this change could allow for reforms and a more orthodox economic policy. This high quality company enjoyed monopoly status in its key businesses, and its process of acquiring Brazil’s largest security registration business is expected to add stability to BM&FBOVESPA’s earnings.

    In contrast, Sky was among the most significant detractors from Fund performance for the reporting period. Sky is a UK-based, pan-European broadcasting company. Shares of the company underperformed due to concerns about cost

Portfolio Composition
By sector	% of total net assets

Consumer Discretionary	19.2%
Financials	17.6
Information Technology	16.3
Industrials	13.2
Consumer Staples	10.6
Health Care	8.3
Energy	4.6
Materials	2.6
Money Market Funds Plus Other Assets Less Liabilities	7.6

Top 10 Equity Holdings*
% of total net assets

1.	RELX PLC	3.0%
2.	Sky PLC	2.7
3.	CGI Group Inc.-Class A	2.6
4.	SAP S.E.	2.6
5.	Taiwan Semiconductor Manufacturing Co. Ltd.	2.5
6.	Broadcom Ltd.	2.5
7.	CK Hutchison Holdings Ltd.	2.5
8.	Teva Pharmaceutical Industries Ltd.-ADR	2.4
9.	Publicis Groupe S.A.	2.3
10.	WPP PLC	2.3

Total Net Assets	$8.2 billion

Total Number of Holdings*	66

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2016.

4                         Invesco International Growth Fund

inflation going into the rights auction for the Germany Bundesliga (professional soccer league) matches and the potential adverse impact that the Brexit may have on UK consumers.

    We continued to look for new investment opportunities during the reporting period, but struggled to find companies that met our EQV criteria. As a result of this challenge, we introduced only three new holdings year-to-date, and in each case we established only a small starter position. However, we increased the Fund’s position in a number of select holdings, including UK-based retail chain Next (on the back of the Brexit sell-off), Mexico-based multi-national beverage and retail company FEMSA and Japan-based tobacco products maker Japan Tobacco. We also trimmed and sold several names with EQV characteristics that were no longer as compelling as when we first bought them, including Switzerland-based agrichemical company Syngenta due to its significant appreciation following a takeover bid. We also trimmed positions in a number of names due to strong share price appreciation, including China-based web service company Baidu and UK-based multinational tobacco company British American.

    As always, we continue to look for high-quality companies that exhibit the following characteristics: strong organic growth; high returns on capital; pricing power; strong balance sheets; cash generation; and reasonable valuations. In addition, we continue to favor companies that are able to consistently generate cash during weak economic environments. We believe that this balanced EQV-focused approach may help deliver attractive returns over the long term.

    We thank you for your continued investment in Invesco International Growth Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Clas Olsson Portfolio Manager and Chief Investment Officer of Invesco’s international and global growth team, is manager of Invesco International Growth Fund. He joined Invesco in 1994. Mr. Olsson became a commissioned officer at the Royal Swedish Naval Academy in 1988. He also earned a BBA from The University of Texas at Austin.

Brent Bates Chartered Financial Analyst, Portfolio Manager, is manager of Invesco International Growth
Fund. He joined Invesco in 1996. Mr. Bates earned a BBA from Texas A&M University and is a Certified Public Accountant.

Matthew Dennis Chartered Financial Analyst, Portfolio Manager, is manager of Invesco International Growth
Fund. He joined Invesco in 2000. Mr. Dennis earned a BA in economics from The University of Texas at Austin and an MS in finance from Texas A&M University.

Mark Jason Chartered Financial Analyst, Portfolio Manager, is manager of Invesco International Growth
Fund. He joined Invesco in 2001. Mr. Jason earned a BS in finance and a BS in real estate from California State University, Northridge.

Richard Nield Chartered Financial Analyst, Portfolio Manager, is manager of Invesco International Growth
Fund. He joined Invesco in 2000. Mr. Nield earned a Bachelor of Commerce degree in finance and international business from McGill University in Montreal.

5                         Invesco International Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/06

1	Source: Lipper Inc.
2	Source(s): Invesco, FactSet Research Systems Inc.
3	Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco International Growth Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (4/7/92)	6.96%
10 Years	2.58
5 Years	3.92
1 Year	-7.55

Class B Shares
Inception (9/15/94)	5.66%
10 Years	2.55
5 Years	3.97
1 Year	-7.72

Class C Shares
Inception (8/4/97)	3.96%
10 Years	2.39
5 Years	4.32
1 Year	-3.88

Class R Shares
Inception (6/3/02)	6.32%
10 Years	2.91
5 Years	4.85
1 Year	-2.41

Class Y Shares
10 Years	3.38%
5 Years	5.37
1 Year	-1.89

Class R5 Shares
Inception (3/15/02)	7.06%
10 Years	3.57
5 Years	5.47
1 Year	-1.85

Class R6 Shares
10 Years	3.34%
5 Years	5.47
1 Year	-1.76

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (4/7/92)	7.14%
10 Years	3.32
5 Years	6.62
1 Year	2.35

Class B Shares
Inception (9/15/94)	5.85%
10 Years	3.29
5 Years	6.72
1 Year	2.48

Class C Shares
Inception (8/4/97)	4.16%
10 Years	3.14
5 Years	7.02
1 Year	6.50

Class R Shares
Inception (6/3/02)	6.61%
10 Years	3.65
5 Years	7.55
1 Year	7.99

Class Y Shares
10 Years	4.12%
5 Years	8.10
1 Year	8.55

Class R5 Shares
Inception (3/15/02)	7.35%
10 Years	4.32
5 Years	8.21
1 Year	8.66

Class R6 Shares
10 Years	4.08%
5 Years	8.19
1 Year	8.72

principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.31%, 2.06%, 2.06%, 1.56%, 1.06%, 0.98% and 0.90%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.32%, 2.07%, 2.07%, 1.57%, 1.07%, 0.99% and 0.91%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based

on expenses incurred during the period covered by this report.     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

7                         Invesco International Growth Fund

Invesco International Growth Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union would place its currency and banking system in jeopardy. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco International Growth Fund

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mid-capitalization companies risk. Mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

About indexes used in this report

∎	The MSCI All Country World ex-U.S. Index is an index considered representative of developed and emerging stock markets, excluding the U.S. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Custom Invesco International Growth Index is composed of the MSCI EAFE Growth Index through February 28, 2013, and the MSCI All Country World ex-U.S. Growth Index thereafter.
∎	The Lipper International Large-Cap Growth Funds Index is an unmanaged index considered representative of international large-cap growth funds tracked by Lipper.
∎	The MSCI EAFE® Growth Index is an unmanaged index considered representative of growth stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI All Country World ex-U.S. Growth Index is a market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco International Growth Fund

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–92.39%
Australia–4.01%
Amcor Ltd.	16,139,632	$180,243,488
Brambles Ltd.	7,345,253	64,263,685
CSL Ltd.	1,117,548	85,245,701
		329,752,874

Brazil–1.84%
BM&FBOVESPA S.A.	25,659,402	151,162,321

Canada–9.18%
Canadian National Railway Co.	1,309,821	82,344,162
Cenovus Energy Inc.	5,030,063	72,567,917
CGI Group Inc.–Class A(a)	4,576,410	217,381,608
Fairfax Financial Holdings Ltd.	203,485	104,219,214
Great-West Lifeco Inc.	2,586,002	64,956,129
PrairieSky Royalty Ltd.	2,473,840	53,801,985
Suncor Energy, Inc.	5,350,522	160,565,525
		755,836,540

China–2.80%
Baidu, Inc.–ADR(a)	414,083	73,234,719
Kweichow Moutai Co., Ltd.–Class A	3,351,075	157,247,011
		230,481,730

Denmark–2.30%
Carlsberg A/S–Class B	1,722,481	155,321,604
Novo Nordisk A/S–Class B	961,558	34,398,881
		189,720,485

France–3.90%
Pernod Ricard S.A.	185,108	22,016,970
Publicis Groupe S.A.	2,809,371	192,749,188
Schneider Electric S.E.	1,577,336	105,865,169
		320,631,327

Germany–9.13%
Allianz S.E.	1,025,339	159,830,356
Deutsche Boerse AG	2,249,373	168,081,794
Deutsche Post AG	2,947,496	91,341,376
ProSiebenSat.1 Media SE	2,760,060	118,952,141
SAP S.E.	2,424,110	213,523,996
		751,729,663

Hong Kong–4.00%
CK Hutchison Holdings Ltd.	16,644,323	205,922,647
Galaxy Entertainment Group Ltd.	30,134,090	123,754,362
		329,677,009

Israel–2.38%
Teva Pharmaceutical Industries Ltd.–ADR	4,583,577	195,902,081

	Shares	Value
Japan–8.18%
Denso Corp.	1,291,747	$56,107,533
FANUC Corp.	434,912	81,491,650
Japan Tobacco, Inc.	4,409,400	167,941,101
Keyence Corp.	92,027	67,626,001
Komatsu Ltd.	4,326,728	96,440,801
Toyota Motor Corp.	1,175,130	67,885,429
Yahoo! Japan Corp.	35,261,900	135,512,761
		673,005,276

Mexico–2.90%
Fomento Economico Mexicano, S.A.B. de C.V.–ADR	1,090,650	104,342,485
Grupo Televisa S.A.B.–ADR	5,466,951	134,104,308
		238,446,793

Netherlands–0.78%
Wolters Kluwer N.V.	1,650,964	63,843,133

Singapore–3.36%
Broadcom Ltd.	1,220,395	207,808,861
United Overseas Bank Ltd.	5,110,366	68,910,125
		276,718,986

South Korea–0.84%
Samsung Electronics Co., Ltd.	48,754	69,554,705

Spain–1.43%
Amadeus IT Group S.A.	2,496,840	117,858,963

Sweden–3.79%
Getinge AB–Class B	4,599,065	75,271,141
Investor AB–Class B	4,347,281	154,320,761
Sandvik AB	4,674,159	53,054,997
Telefonaktiebolaget LM Ericsson–Class B	6,107,132	29,711,923
		312,358,822

Switzerland–6.78%
Cie Financiere Richemont S.A.	1,228,449	79,016,501
Julius Baer Group Ltd.	2,652,660	107,340,621
Novartis AG	728,307	51,726,291
Roche Holding AG	724,857	166,334,127
Syngenta AG	83,928	33,692,321
UBS Group AG	8,477,155	119,933,475
		558,043,336

Taiwan–2.54%
Taiwan Semiconductor Manufacturing Co. Ltd.	34,958,887	208,820,553

Thailand–1.46%
Kasikornbank PCL–NVDR	24,496,900	120,047,479

Turkey–1.03%
Akbank T.A.S.	31,919,563	84,913,589

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco International Growth Fund

	Shares	Value
United Kingdom–19.76%
Aberdeen Asset Management PLC	16,113,208	$63,016,383
British American Tobacco PLC	2,744,541	157,576,661
Compass Group PLC	7,817,982	141,365,272
Informa PLC	11,824,772	97,318,524
Kingfisher PLC	16,463,835	72,642,864
Lloyds Banking Group PLC	114,831,962	80,293,557
Next PLC	1,511,147	88,918,053
RELX PLC	13,636,226	243,298,164
Royal Dutch Shell PLC–Class B	3,489,878	90,071,189
Sky PLC	21,889,120	218,631,813
Smith & Nephew PLC	5,196,328	74,866,683
Unilever N.V.	2,560,054	107,201,088
WPP PLC	8,804,579	191,279,881
		1,626,480,132
Total Common Stocks & Other Equity Interests (Cost $6,367,623,446)		7,604,985,797

	Shares	Value
Money Market Funds–7.61%
Government & Agency Portfolio–Institutional Class, 0.29%(b)	375,848,275	$375,848,275
Treasury Portfolio–Institutional Class, 0.22%(b)	250,565,516	250,565,516
Total Money Market Funds (Cost $626,413,791)		626,413,791
TOTAL INVESTMENTS–100.00% (Cost $6,994,037,237)		8,231,399,588
OTHER ASSETS LESS LIABILITIES–0.00%		142,034
NET ASSETS–100.00%		$8,231,541,622

Investment Abbreviations:

ADR	– American Depositary Receipt
NVDR	– Non-Voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco International Growth Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $6,367,623,446)	$7,604,985,797
Investments in affiliated money market funds, at value and cost	626,413,791
Total investments, at value (Cost $6,994,037,237)	8,231,399,588
Foreign currencies, at value (Cost $7,021,474)	7,054,944
Receivable for:
Investments sold	7,928,153
Fund shares sold	12,072,192
Dividends	16,198,470
Fund expenses absorbed	6,203
Investment for trustee deferred compensation and retirement plans	719,223
Other assets	121,054
Total assets	8,275,499,827

Liabilities:
Payable for:
Fund shares reacquired	37,372,910
Accrued foreign taxes	1,226,922
Accrued fees to affiliates	3,607,909
Accrued trustees’ and officers’ fees and benefits	10,024
Accrued other operating expenses	890,297
Trustee deferred compensation and retirement plans	850,143
Total liabilities	43,958,205
Net assets applicable to shares outstanding	$8,231,541,622

Net assets consist of:
Shares of beneficial interest	$7,037,835,898
Undistributed net investment income	68,079,771
Undistributed net realized gain (loss)	(111,295,398)
Net unrealized appreciation	1,236,921,351
$8,231,541,622

Net Assets:
Class A	$2,332,124,625
Class B	$8,883,700
Class C	$160,641,929
Class R	$100,492,710
Class Y	$3,393,370,255
Class R5	$1,471,591,593
Class R6	$764,436,810

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	75,632,930
Class B	314,790
Class C	5,685,877
Class R	3,304,231
Class Y	109,613,274
Class R5	46,903,419
Class R6	24,357,625
Class A:
Net asset value per share	$30.83
Maximum offering price per share
(Net asset value of $30.83 ÷ 94.50%)	$32.62
Class B:
Net asset value and offering price per share	$28.22
Class C:
Net asset value and offering price per share	$28.25
Class R:
Net asset value and offering price per share	$30.41
Class Y:
Net asset value and offering price per share	$30.96
Class R5:
Net asset value and offering price per share	$31.37
Class R6:
Net asset value and offering price per share	$31.38

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco International Growth Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $17,906,783)	$211,423,568
Dividends from affiliated money market funds	235,793
Total investment income	211,659,361

Expenses:
Advisory fees	71,850,632
Administrative services fees	738,585
Custodian fees	2,335,912
Distribution fees:
Class A	6,294,867
Class B	125,180
Class C	1,786,419
Class R	538,233
Transfer agent fees — A, B, C, R and Y	11,234,030
Transfer agent fees — R5	1,528,582
Transfer agent fees — R6	26,053
Trustees’ and officers’ fees and benefits	199,523
Registration and filing fees	290,848
Reports to shareholders	648,168
Professional services fees	188,197
Other	178,928
Total expenses	97,964,157
Less: Fees waived and expense offset arrangement(s)	(886,272)
Net expenses	97,077,885
Net investment income	114,581,476

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(5,528,883)
Foreign currencies	364,924
(5,163,959)
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $1,146,785)	(270,645,135)
Foreign currencies	28,154
(270,616,981)
Net realized and unrealized gain (loss)	(275,780,940)
Net increase (decrease) in net assets resulting from operations	$(161,199,464)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco International Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$114,581,476	$115,805,397
Net realized gain (loss)	(5,163,959)	15,552,211
Change in net unrealized appreciation (depreciation)	(270,616,981)	(336,169,573)
Net increase (decrease) in net assets resulting from operations	(161,199,464)	(204,811,965)

Distributions to shareholders from net investment income:
Class A	(32,346,647)	(36,276,805)
Class B	(85,158)	(224,850)
Class C	(1,030,154)	(1,528,747)
Class R	(1,138,924)	(1,246,313)
Class Y	(50,447,745)	(51,260,156)
Class R5	(25,939,815)	(31,180,473)
Class R6	(12,412,649)	(6,351,523)
Total distributions from net investment income	(123,401,092)	(128,068,867)

Distributions to shareholders from net realized gains:
Class A	—	(87,321,576)
Class B	—	(939,746)
Class C	—	(6,389,654)
Class R	—	(3,501,862)
Class Y	—	(106,776,710)
Class R5	—	(62,164,277)
Class R6	—	(12,220,329)
Total distributions from net realized gains	—	(279,314,154)

Share transactions–net:
Class A	(305,464,222)	117,082,040
Class B	(7,401,095)	(9,435,673)
Class C	(31,444,465)	32,127,058
Class R	(12,434,670)	22,482,397
Class Y	50,831,277	558,668,076
Class R5	(196,445,546)	(111,649,974)
Class R6	20,798,488	431,163,343
Net increase (decrease) in net assets resulting from share transactions	(481,560,233)	1,040,437,267
Net increase (decrease) in net assets	(766,160,789)	428,242,281

Net assets:
Beginning of year	8,997,702,411	8,569,460,130
End of year (includes undistributed net investment income of $68,079,771 and $76,519,765, respectively)	$8,231,541,622	$8,997,702,411

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco International Growth Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain

14                         Invesco International Growth Fund

circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

Effective the open of business on March 18, 2016, the Fund re-opened public sales of its shares to all investors.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net

15                         Invesco International Growth Fund

realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

16                         Invesco International Growth Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 0.83%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees of $868,682.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

17                         Invesco International Growth Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $345,676 in front-end sales commissions from the sale of Class A shares and $35,686, $2,065 and $20,091 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2016, there were transfers from Level 1 to Level 2 of $271,142,395 and from Level 2 to Level 1 of $1,934,114,214, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$329,752,874	$—	$329,752,874
Brazil	151,162,321	—	—	151,162,321
Canada	755,836,540	—	—	755,836,540
China	230,481,730	—	—	230,481,730
Denmark	189,720,485	—	—	189,720,485
France	320,631,327	—	—	320,631,327
Germany	751,729,663	—	—	751,729,663
Hong Kong	329,677,009	—	—	329,677,009
Israel	195,902,081	—	—	195,902,081
Japan	371,079,864	301,925,412	—	673,005,276
Mexico	238,446,793	—	—	238,446,793
Netherlands	—	63,843,133	—	63,843,133
Singapore	207,808,861	68,910,125	—	276,718,986
South Korea	—	69,554,705	—	69,554,705
Spain	117,858,963	—	—	117,858,963
Sweden	—	312,358,822	—	312,358,822
Switzerland	198,949,976	359,093,360	—	558,043,336
Taiwan	208,820,553	—	—	208,820,553
Thailand	—	120,047,479	—	120,047,479
Turkey	—	84,913,589	—	84,913,589
United Kingdom	254,895,185	1,371,584,947	—	1,626,480,132
Money Market Funds	626,413,791	—	—	626,413,791
Total Investments	$5,149,415,142	$3,081,984,446	$—	$8,231,399,588

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $17,590.

18                         Invesco International Growth Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$123,401,092	$128,102,965
Long-term capital gain	—	279,280,056
Total distributions	$123,401,092	$407,383,021

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$114,562,597
Net unrealized appreciation — investments	1,180,576,527
Net unrealized appreciation (depreciation) — other investments	(441,000)
Temporary book/tax differences	(885,207)
Capital loss carryforward	(100,107,193)
Shares of beneficial interest	7,037,835,898
Total net assets	$8,231,541,622

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and the treatment of passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
October 31, 2017	$93,607,910	$—	$93,607,910
Not subject to expiration	6,499,283	—	6,499,283
	$100,107,193	$—	$100,107,193

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

19                         Invesco International Growth Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $986,523,290 and $1,482,969,364, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,574,501,557
Aggregate unrealized (depreciation) of investment securities	(393,925,030)
Net unrealized appreciation of investment securities	$1,180,576,527

Cost of investments for tax purposes is $7,050,823,061.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2016, undistributed net investment income was increased by $379,622 and undistributed net realized gain (loss) was decreased by $379,622. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	11,128,655	$342,695,024	26,697,786	$885,874,850
Class B	8,817	251,527	33,284	1,019,092
Class C	590,445	16,901,541	2,098,788	64,436,962
Class R	835,380	25,379,580	1,532,311	49,911,996
Class Y	40,240,337	1,248,937,015	40,455,822	1,340,721,479
Class R5	12,384,174	390,436,257	17,155,685	569,589,969
Class R6	5,996,876	188,838,729	14,445,590	483,268,395

Issued as reinvestment of dividends:
Class A	1,045,328	31,840,697	3,536,773	111,762,038
Class B	3,004	84,293	37,950	1,105,107
Class C	35,599	1,000,348	246,494	7,187,756
Class R	37,439	1,127,653	150,113	4,691,039
Class Y	1,417,463	43,246,793	3,862,468	122,285,726
Class R5	776,191	23,984,294	2,407,626	77,164,395
Class R6	401,964	12,412,649	579,646	18,571,852

Automatic conversion of Class B shares to Class A shares:
Class A	179,914	5,553,920	246,099	8,178,590
Class B	(195,921)	(5,553,920)	(267,820)	(8,178,590)

Reacquired:
Class A	(22,130,610)	(685,553,863)	(27,150,407)	(888,733,438)
Class B	(76,651)	(2,182,995)	(111,739)	(3,381,282)
Class C	(1,732,113)	(49,346,354)	(1,312,209)	(39,497,660)
Class R	(1,275,152)	(38,941,903)	(994,923)	(32,120,638)
Class Y	(39,694,236)	(1,241,352,531)	(27,405,343)	(904,339,129)
Class R5	(19,261,866)	(610,866,097)	(22,699,710)	(758,404,338)
Class R6	(5,729,555)	(180,452,890)	(2,126,176)	(70,676,904)
Net increase (decrease) in share activity	(15,014,518)	$(481,560,233)	31,418,108	$1,040,437,267

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20                         Invesco International Growth Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/16	$31.91	$0.36	$(1.06)	$(0.70)	$(0.38)	$—	$(0.38)	$30.83	(2.16)%	$2,332,125	1.31	%(e)	1.32	%(e)	1.15	%(e)	12%
Year ended 10/31/15	34.24	0.37	(1.13)	(0.76)	(0.46)	(1.11)	(1.57)	31.91	(2.19)	2,725,649	1.30		1.31		1.11		20
Year ended 10/31/14	33.30	0.45	0.85	1.30	(0.36)	—	(0.36)	34.24	3.98	2,810,473	1.32		1.33		1.32		18
Year ended 10/31/13	27.96	0.26	5.37	5.63	(0.29)	—	(0.29)	33.30	20.31	2,662,962	1.33		1.34		0.87		21
Year ended 10/31/12	26.43	0.26	1.59	1.85	(0.32)	—	(0.32)	27.96	7.13	2,132,503	1.37		1.38		0.99		21
Class B
Year ended 10/31/16	29.22	0.11	(0.95)	(0.84)	(0.16)	—	(0.16)	28.22	(2.89)	8,884	2.06	(e)	2.07	(e)	0.40	(e)	12
Year ended 10/31/15	31.51	0.11	(1.03)	(0.92)	(0.26)	(1.11)	(1.37)	29.22	(2.90)	16,818	2.05		2.06		0.36		20
Year ended 10/31/14	30.69	0.17	0.80	0.97	(0.15)	—	(0.15)	31.51	3.18	27,855	2.07		2.08		0.57		18
Year ended 10/31/13	25.81	0.03	4.96	4.99	(0.11)	—	(0.11)	30.69	19.41	38,858	2.08		2.09		0.12		21
Year ended 10/31/12	24.41	0.06	1.47	1.53	(0.13)	—	(0.13)	25.81	6.31	44,873	2.12		2.13		0.24		21
Class C
Year ended 10/31/16	29.25	0.11	(0.95)	(0.84)	(0.16)	—	(0.16)	28.25	(2.88)	160,642	2.06	(e)	2.07	(e)	0.40	(e)	12
Year ended 10/31/15	31.55	0.11	(1.04)	(0.93)	(0.26)	(1.11)	(1.37)	29.25	(2.93)	198,692	2.05		2.06		0.36		20
Year ended 10/31/14	30.72	0.18	0.80	0.98	(0.15)	—	(0.15)	31.55	3.21	181,679	2.07		2.08		0.57		18
Year ended 10/31/13	25.83	0.03	4.97	5.00	(0.11)	—	(0.11)	30.72	19.44	154,313	2.08		2.09		0.12		21
Year ended 10/31/12	24.43	0.06	1.47	1.53	(0.13)	—	(0.13)	25.83	6.31	133,529	2.12		2.13		0.24		21
Class R
Year ended 10/31/16	31.49	0.28	(1.05)	(0.77)	(0.31)	—	(0.31)	30.41	(2.44)	100,493	1.56	(e)	1.57	(e)	0.90	(e)	12
Year ended 10/31/15	33.83	0.28	(1.11)	(0.83)	(0.40)	(1.11)	(1.51)	31.49	(2.45)	116,738	1.55		1.56		0.86		20
Year ended 10/31/14	32.91	0.36	0.85	1.21	(0.29)	—	(0.29)	33.83	3.73	102,126	1.57		1.58		1.07		18
Year ended 10/31/13	27.64	0.19	5.31	5.50	(0.23)	—	(0.23)	32.91	20.03	104,712	1.58		1.59		0.62		21
Year ended 10/31/12	26.13	0.20	1.57	1.77	(0.26)	—	(0.26)	27.64	6.85	88,726	1.62		1.63		0.74		21
Class Y
Year ended 10/31/16	32.04	0.44	(1.05)	(0.61)	(0.47)	—	(0.47)	30.96	(1.89)	3,393,370	1.06	(e)	1.07	(e)	1.40	(e)	12
Year ended 10/31/15	34.37	0.45	(1.14)	(0.69)	(0.53)	(1.11)	(1.64)	32.04	(1.96)	3,449,499	1.05		1.06		1.36		20
Year ended 10/31/14	33.42	0.54	0.85	1.39	(0.44)	—	(0.44)	34.37	4.25	3,118,319	1.07		1.08		1.57		18
Year ended 10/31/13	28.05	0.34	5.37	5.71	(0.34)	—	(0.34)	33.42	20.59	2,188,960	1.08		1.09		1.12		21
Year ended 10/31/12	26.53	0.33	1.59	1.92	(0.40)	—	(0.40)	28.05	7.39	1,464,295	1.12		1.13		1.24		21
Class R5
Year ended 10/31/16	32.47	0.47	(1.08)	(0.61)	(0.49)	—	(0.49)	31.37	(1.85)	1,471,592	0.97	(e)	0.98	(e)	1.49	(e)	12
Year ended 10/31/15	34.80	0.48	(1.15)	(0.67)	(0.55)	(1.11)	(1.66)	32.47	(1.86)	1,721,004	0.97		0.98		1.44		20
Year ended 10/31/14	33.84	0.58	0.86	1.44	(0.48)	—	(0.48)	34.80	4.34	1,953,559	0.97		0.98		1.67		18
Year ended 10/31/13	28.39	0.38	5.44	5.82	(0.37)	—	(0.37)	33.84	20.74	1,899,117	0.97		0.98		1.23		21
Year ended 10/31/12	26.86	0.37	1.61	1.98	(0.45)	—	(0.45)	28.39	7.52	1,285,743	0.99		1.00		1.37		21
Class R6
Year ended 10/31/16	32.48	0.50	(1.08)	(0.58)	(0.52)	—	(0.52)	31.38	(1.76)	764,437	0.88	(e)	0.89	(e)	1.58	(e)	12
Year ended 10/31/15	34.80	0.51	(1.14)	(0.63)	(0.58)	(1.11)	(1.69)	32.48	(1.77)	769,302	0.89		0.90		1.52		20
Year ended 10/31/14	33.84	0.60	0.86	1.46	(0.50)	—	(0.50)	34.80	4.42	375,449	0.90		0.91		1.74		18
Year ended 10/31/13	28.38	0.40	5.45	5.85	(0.39)	—	(0.39)	33.84	20.85	299,898	0.90		0.91		1.30		21
Year ended 10/31/12(f)	28.83	0.04	(0.49)	(0.45)	—	—	—	28.38	(1.56)	226,291	0.92	(g)	0.93	(g)	1.44	(g)	21

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, which were less than $0.005 per share for the year ended October 31, 2012.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $2,517,947, $12,518, $178,642, $107,646, $3,455,066, $1,585,539 and $762,150 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012 for Class R6 shares.
(g)	Annualized.

21                         Invesco International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of the Invesco International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco International Growth Fund (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

22                         Invesco International Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$975.30	$6.45	$1,018.60	$6.60	1.30%
B	1,000.00	971.80	10.16	1,014.83	10.38	2.05
C	1,000.00	971.80	10.16	1,014.83	10.38	2.05
R	1,000.00	974.40	7.69	1,017.34	7.86	1.55
Y	1,000.00	976.70	5.22	1,019.86	5.33	1.05
R5	1,000.00	977.00	4.77	1,020.31	4.88	0.96
R6	1,000.00	977.30	4.32	1,020.76	4.42	0.87

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

23                         Invesco International Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM International Mutual Funds (Invesco International Mutual Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco International Growth Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper International Large-Cap Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. Invesco Advisers noted that the investment process had led to overweight to securities in certain global areas and underweight in other areas, which affected the

24                         Invesco International Growth Fund

one year performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was above the rate of one such mutual fund. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of other funds sub-advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the

Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

25                         Invesco International Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Foreign Tax	$0.0621	per share
Foreign Source Income	$0.8555	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco International Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco International Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco International Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco International Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco International Growth Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611	IGR-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco Select Opportunities Fund
Nasdaq:
A: IZSAX ∎ C: IZSCX ∎ R: IZSRX ∎ Y: IZSYX ∎ R5: IZSIX ∎ R6: IZFSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the

European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Select Opportunities Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Select Opportunities Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco Select

Opportunities Fund (the Fund), at net asset value (NAV), underperformed the MSCI World Small Cap Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.12%
Class C Shares	2.30
Class R Shares	2.90
Class Y Shares	3.41
Class R5 Shares	3.49
Class R6 Shares	3.41
MSCI World Index▼ (Broad Market Index)	1.18
MSCI World Small Cap Index▼ (Style-Specific Index)	4.15
Lipper Global Small/Mid-Cap Funds Classification Average∎ (Peer Group)	5.07

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The global economy continued to expand, albeit slowly, for the fiscal year ended October 31, 2016. However, that growth became increasingly uneven across developed and emerging economies, amid continued volatility in oil prices and as the policies of central banks globally began to diverge.

    An equity-market rally in November 2015 was offset by negative performance in December, as a late-year crash in oil prices rattled the markets. Also in December, the US Federal Reserve (the Fed) followed through on its commitment to normalize monetary policy by raising interest rates – its first increase since 2006 – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing and negative interest rates.

    Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China and falling oil prices. Markets recovered in late February and posted gains amid concerted central bank commitments to very loose monetary policy. As a result, the US dollar fell sharply against the euro and Japanese yen, a development that was largely supportive of oil and stock prices.

    All major global stock indexes experienced steep declines again in June after UK voters opted to leave the European Union – resulting in a sharp stock-market sell-off. Stocks in economically sensitive sectors, including energy and financials, were hardest hit, and investors flocked to the perceived safety of US Treasuries and more defensive, dividend-paying equities often found in the telecommunication services, utilities and consumer staples sectors.

    After the initial shock of the UK vote, stocks made a strong recovery, regaining most of their losses as fears of a shock to consumer confidence never materialized. For the remainder of the reporting period, emerging markets outperformed as the Fed left interest rates unchanged and expectations for an interest rate increase were delayed again.

    Before we discuss the Fund’s results during the fiscal year, it is helpful to briefly explain how we manage the Fund for shareholders. We view ourselves as business people buying businesses, and we consider the purchase of a stock as an ownership interest in a business. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis and meetings with company management. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the company based on its future free cash flows.

    Our investment approach focuses on individual businesses rather than market sectors. Therefore, your Fund has little in common with sector and regional weightings of various market indexes. However, if we were to broadly categorize businesses with which we had the most success during the reporting period, our investments in select information technology (IT) and energy stocks were the largest contributors to Fund performance. Select holdings in the energy and financials sectors were the largest detractors. Our avoidance of the utilities and consumer staples sectors also hurt the Fund’s relative performance as these were some of the best-performing sectors in the MSCI World Small Cap Index for the fiscal year. From a regional per-

Portfolio Composition
By sector	% of total net assets

Information Technology	30.0%
Industrials	19.4
Consumer Discretionary	10.9
Energy	9.5
Financials	7.6
Materials	4.7
Health Care	1.0
Money Market Funds Plus Other Assets Less Liabilities	16.9

Top 10 Equity Holdings*
% of total net assets

1.	Spirit Airlines Inc.	5.3%
2.	Microsemi Corp.	5.3
3.	SBM Offshore N.V.	5.0
4.	GasLog Ltd.	4.5
5.	Encore Capital Group, Inc.	4.2
6.	CommScope Holding Co., Inc.	4.1
7.	Vicat S.A.	4.1
8.	Kendrion N.V.	4.0
9.	Booz Allen Hamilton Holding Corp.	3.8
10.	Arcos Dorados Holdings, Inc.-Class A	3.7

Total Net Assets	$45.8 million

Total Number of Holdings*	28

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2016.

4                         Invesco Select Opportunities Fund

spective, the Fund was more successful in Latin American and North American investments and least successful in European investments.

    IT sector holding TiVo (formerly Rovi) was the largest contributor to the Fund’s absolute performance for the fiscal year. TiVo is focused on revolutionizing the digital entertainment landscape by delivering solutions that enable consumers to intuitively connect to new entertainment from many sources and locations. TiVo holds over 5,000 issued or pending patents and patent applications worldwide. An example of the company’s technology is the TV Guide, a segment where TiVo has a 100% market share and 40% margins. Over the long term, we believe the growth opportunity of TiVo stems from sales increases from higher-margin, internally-developed guides and the sale of ancillary services. The company’s share price rose over the reporting period as TiVo signed a major customer which means that currently nine of the top 10 US TV service providers are licensing its guide patents. As litigation continues with the remaining TV service provider, we believe the probability of a licensing contract is high.

    Energy sector holding GasLog was also a large contributor to the Fund’s absolute performance during the fiscal year. GasLog is a merchant marine shipper of liquefied natural gas (LNG). The majority of the company’s ships have firm contracts with strategic, financially strong customers. The contracts provide a steady cash flow with five-, seven- or 10-year terms. The company plays an important part in LNG transportation between low-cost producing countries to high-demand countries. The ships are modern and powered by tri-fuel diesel engines that enjoy a 30% cost savings compared to the existing fleet. The company’s management team is both strategic and patient, and has a large personal ownership in the company. The company’s stock price rose as there was a recovery in the day rate for LNG carriers. Longer term, we believe natural gas is set to gain market share versus other fossil fuels due to its relative cleanliness, lower cost and extremely long reserve life.

    The Fund’s only financials sector holding, Encore Capital Group, was among the largest detractors from absolute Fund performance for the fiscal year. Encore Capital Group is a leading global provider of debt recovery. The company purchases portfolios of defaulted credit at pennies on the dollar. It seeks repayment that amounts to multiple that of its acquisition costs. The competitive advantage of the business is that it is one of the largest debt recovery companies in the US. Therefore, the company has scale and is able to meet the regulatory needs of its clients, and has the infrastructure built to be successful in this space. Given its success in the US, the company has begun to expand internationally, which should benefit the company in the long term. Shares of the company declined during the fiscal year due to industry uncertainty and a changing regulatory environment.

    Energy sector holding Ultra Petroleum was also a large detractor from the Fund’s absolute performance. Ultra Petroleum is a low-cost natural gas producer in the US. The company’s share price declined during the reporting period due to increased balance sheet risk that resulted from low commodity prices that occurred throughout 2015 and in early 2016. Ultra Petroleum filed for bankruptcy protection in May 2016 and we subsequently sold our position in the company.

    During the fiscal year, we made some new investments and added to some of our existing holdings. We also sold several holdings based on valuations and other factors. The Fund’s cash position is a result of holdings being acquired over the past few years and a lack of opportunities as markets continued to rise. We believe the cash may act as a shock absorber in the next market correction, while providing us with the ability to invest in attractive opportunities as they present themselves.

    We continued to focus on finding quality businesses trading at attractive values relative to what we believe are their long-term prospects. In contrast, the market is often driven by short-term events or outlooks in both good times and bad. Market volatility during the reporting period allowed us to take advantage of investment opportunities we believe may benefit the Fund in the long term.

    While we can never predict future Fund performance, we pledge to you that we will adhere to our discipline of being business people who buy businesses – and we will continually strive to upgrade the quality of your Fund’s portfolio.

    Thank you for your investment in Invesco Select Opportunities Fund and for sharing our long-term investment perspective.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Virginia Au Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Select Opportunities Fund. She joined
Invesco in 2006. Ms. Au earned a Bachelor of Commerce degree in finance from The University of British Columbia.

Rob Mikalachki Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Select Opportunities Fund. He joined Invesco in 1999. Mr. Mikalachki earned a business degree from Wilfrid Laurier University.

Jason Whiting Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Select Opportunities Fund. He joined Invesco in 2003. Mr. Whiting earned a BBA from Wilfrid Laurier University.

5                         Invesco Select Opportunities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 8/3/12

1 Source:	FactSet Research Systems Inc.
2 Source:	Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

tiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.
∎	Warrants risk. Warrants may be significantly less valuable or worthless on their expiration date and may also be postponed or terminated early, resulting in a partial or total loss. Warrants may also be illiquid.

About indexes used in this report

∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI World Small Cap Index is an unmanaged index considered representative of small-cap stocks of global developed markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Global Small/Mid-Cap Funds Classification Average represents an average of all funds in the Lipper Global Small/Mid-Cap Funds classification.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

continued on page 7

6                         Invesco Select Opportunities Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (8/3/12)	6.89%
1 Year	-2.52

Class C Shares
Inception (8/3/12)	7.53%
1 Year	1.30

Class R Shares
Inception (8/3/12)	8.07%
1 Year	2.90

Class Y Shares
Inception (8/3/12)	8.60%
1 Year	3.41

Class R5 Shares
Inception (8/3/12)	8.62%
1 Year	3.49

Class R6 Shares
Inception	8.60%
1 Year	3.41

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/3/12)	7.47%
1 Year	3.74

Class C Shares
Inception (8/3/12)	8.16%
1 Year	7.97

Class R Shares
Inception (8/3/12)	8.68%
1 Year	9.51

Class Y Shares
Inception (8/3/12)	9.21%
1 Year	10.03

Class R5 Shares
Inception (8/3/12)	9.23%
1 Year	10.11

Class R6 Shares
Inception	9.21%
1 Year	10.03

sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.52%, 2.27%, 1.77%, 1.27%, 1.27%, and 1.27%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y,

Class R5 and Class R6 shares was 1.75%, 2.50%, 2.00%, 1.50%, 1.36% and 1.36%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance refiects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

continued from page 6

∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7                         Invesco Select Opportunities Fund

Invesco Select Opportunities Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing

in the Fund

∎	Cash/cash equivalents risk. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates.

Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Limited number of holdings risk. Because the Fund may hold a more limited number of securities than other funds with a similar investment strategy, a change in the value of these securities could significantly affect the value of your investment in the Fund.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, mul-

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

continued on page 6
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Select Opportunities Fund

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks–83.11%
Brazil–7.15%
Arcos Dorados Holdings, Inc.–Class A(a)	278,175	$1,710,776
CETIP S.A.–Mercados Organizados	111,416	1,566,545
		3,277,321

China–3.32%
Hollysys Automation Technologies Ltd.	76,415	1,521,423

France–6.78%
Ipsos	37,559	1,226,604
Vicat S.A.	29,863	1,877,432
		3,104,036

Hong Kong–0.75%
Clear Media Ltd.	350,000	342,082

Ireland–0.97%
UDG Healthcare PLC	55,665	444,438

Monaco–4.49%
GasLog Ltd.	133,884	2,055,119

Netherlands–10.68%
Aalberts Industries N.V.	24,832	783,680
Kendrion N.V.	63,535	1,833,610
SBM Offshore N.V.	158,376	2,274,922
		4,892,212

United Kingdom–3.23%
DCC PLC	5,015	408,262
Howden Joinery Group PLC	234,448	1,073,790
		1,482,052

United States–45.74%
Alliance Data Systems Corp.(a)	8,095	1,655,185
Axalta Coating Systems Ltd.(a)	10,419	261,725

	Shares	Value
United States–(continued)
Booz Allen Hamilton Holding Corp.	57,390	$1,748,673
Brunswick Corp.	27,542	1,198,077
CommScope Holding Co., Inc.(a)	61,729	1,885,821
Cubic Corp.	31,736	1,355,127
Encore Capital Group, Inc.(a)	96,141	1,908,399
Global Payments Inc.	21,057	1,527,054
ION Geophysical Corp.(a)	5,474	32,298
Liberty Broadband Corp.–Class A(a)	8,276	537,526
Microsemi Corp.(a)	57,193	2,409,541
Mitel Networks Corp.(a)	238,409	1,589,097
Performant Financial Corp.(a)	336,466	1,006,033
Spirit Airlines Inc.(a)	50,337	2,412,652
TiVo Corp.(a)	71,703	1,423,305
		20,950,513
Total Common Stocks (Cost $36,078,747)		38,069,196

Money Market Funds–14.41%
Government & Agency Portfolio–Institutional Class, 0.29%(b)	3,960,912	3,960,912
Treasury Portfolio–Institutional Class, 0.22%(b)	2,640,608	2,640,608
Total Money Market Funds (Cost $6,601,520)		6,601,520
TOTAL INVESTMENTS–97.52% (Cost $42,680,267)		44,670,716
OTHER ASSETS LESS LIABILITIES–2.48%		1,134,130
NET ASSETS–100.00%		$45,804,846

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Select Opportunities Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $36,078,747)	$38,069,196
Investments in affiliated money market funds, at value and cost	6,601,520
Total investments, at value (Cost $42,680,267)	44,670,716
Foreign currencies, at value (Cost $930,043)	908,672
Receivable for:
Fund shares sold	536,011
Dividends	28,924
Fund expenses absorbed	4,885
Investment for trustee deferred compensation and retirement plans	12,143
Other assets	33,105
Total assets	46,194,456

Liabilities:
Payable for:
Investments purchased	260,882
Fund shares reacquired	33,237
Accrued fees to affiliates	30,667
Accrued trustees’ and officers’ fees and benefits	1,589
Accrued other operating expenses	50,930
Trustee deferred compensation and retirement plans	12,305
Total liabilities	389,610
Net assets applicable to shares outstanding	$45,804,846

Net assets consist of:
Shares of beneficial interest	$50,731,770
Undistributed net investment income (loss)	(251,243)
Undistributed net realized gain (loss)	(6,644,627)
Net unrealized appreciation	1,968,946
$45,804,846

Net Assets:
Class A	$19,287,587
Class C	$18,858,535
Class R	$283,006
Class Y	$7,350,357
Class R5	$13,179
Class R6	$12,182

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	1,480,019
Class C	1,490,361
Class R	21,921
Class Y	558,513
Class R5	1,001
Class R6	926
Class A:
Net asset value per share	$13.03
Maximum offering price per share
(Net asset value of $13.03 ÷ 94.50%)	$13.79
Class C:
Net asset value and offering price per share	$12.65
Class R:
Net asset value and offering price per share	$12.91
Class Y:
Net asset value and offering price per share	$13.16
Class R5:
Net asset value and offering price per share	$13.17
Class R6:
Net asset value and offering price per share	$13.16

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Select Opportunities Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $31,852)	$501,739
Dividends from affiliated money market funds	18,444
Total investment income	520,183

Expenses:
Advisory fees	356,685
Administrative services fees	50,000
Custodian fees	8,673
Distribution fees:
Class A	47,458
Class C	169,341
Class R	1,335
Transfer agent fees — A, C, R and Y	89,619
Transfer agent fees — R5	12
Transfer agent fees — R6	12
Trustees’ and officers’ fees and benefits	19,422
Registration and filing fees	77,608
Reports to shareholders	15,651
Professional services fees	49,907
Other	14,471
Total expenses	900,194
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(128,035)
Net expenses	772,159
Net investment income (loss)	(251,976)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(6,644,629)
Foreign currencies	(114,378)
(6,759,007)
Change in net unrealized appreciation (depreciation) of:
Investment securities	8,035,219
Foreign currencies	(14,324)
8,020,895
Net realized and unrealized gain	1,261,888
Net increase in net assets resulting from operations	$1,009,912

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Select Opportunities Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income (loss)	$(251,976)	$(230,343)
Net realized gain (loss)	(6,759,007)	1,409,535
Change in net unrealized appreciation (depreciation)	8,020,895	(7,046,765)
Net increase (decrease) in net assets resulting from operations	1,009,912	(5,867,573)

Distributions to shareholders from net realized gains:
Class A	(468,624)	(436,779)
Class C	(370,526)	(85,578)
Class R	(6,471)	(2,562)
Class Y	(334,495)	(490,590)
Class R5	(309)	(284)
Class R6	(285)	(263)
Total distributions from net realized gains	(1,180,710)	(1,016,056)

Share transactions–net:
Class A	(542,970)	551,676
Class C	4,337,806	11,345,138
Class R	1,665	178,265
Class Y	(17,733,286)	5,717,135
Net increase (decrease) in net assets resulting from share transactions	(13,936,785)	17,792,214
Net increase (decrease) in net assets	(14,107,583)	10,908,585

Net assets:
Beginning of year	59,912,429	49,003,844
End of year (includes undistributed net investment income (loss) of $(251,243) and $(9,941), respectively)	$45,804,846	$59,912,429
Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Select Opportunities Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

12                         Invesco Select Opportunities Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

13                         Invesco Select Opportunities Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

14                         Invesco Select Opportunities Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.80%
Next $250 million	0.78%
Next $500 million	0.76%
Next $1.5 billion	0.74%
Next $2.5 billion	0.72%
Next $2.5 billion	0.70%
Next $2.5 billion	0.68%
Over $10 billion	0.66%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 0.80%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.51%, 2.26%, 1.76%, 1.26%, 1.26% and 1.26%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees of $46,966 and reimbursed class level expenses of $34,294, $30,592, $482, $15,134, $10 and $10 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $4,335 in front-end sales commissions from the sale of Class A shares and $145 and $3,125 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

15                         Invesco Select Opportunities Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Brazil	$3,277,321	$—	$—	$3,277,321
China	1,521,423	—	—	1,521,423
France	3,104,036	—	—	3,104,036
Hong Kong	342,082	—	—	342,082
Ireland	—	444,438	—	444,438
Monaco	2,055,119	—	—	2,055,119
Netherlands	4,108,532	783,680	—	4,892,212
United Kingdom	—	1,482,052	—	1,482,052
United States	20,950,513	—	—	20,950,513
Money Market Funds	6,601,520	—	—	6,601,520
Total Investments	$41,960,546	$2,710,170	$—	$44,670,716

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $547.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

16                         Invesco Select Opportunities Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$150,410	$365,533
Long-term capital gain	1,030,300	650,523
Total distributions	$1,180,710	$1,016,056

Tax Components of Net Assets at Period-End:

2016
Net unrealized appreciation — investments	$1,898,564
Net unrealized appreciation (depreciation) — other investments	(21,503)
Temporary book/tax differences	(11,916)
Post-October deferrals	(239,327)
Capital loss carryforward	(6,552,742)
Shares of beneficial interest	50,731,770
Total net assets	$45,804,846

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2016, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$3,115,441	$3,437,301	$6,552,742

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $10,096,374 and $20,343,048, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$6,036,703
Aggregate unrealized (depreciation) of investment securities	(4,138,139)
Net unrealized appreciation of investment securities	$1,898,564

Cost of investments for tax purposes is $42,772,152.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on October 31, 2016, undistributed net investment income (loss) was increased by $10,674, undistributed net realized gain (loss) was increased by $138,743 and shares of beneficial interest was decreased by $149,417. This reclassification had no effect on the net assets of the Fund.

17                         Invesco Select Opportunities Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	521,992	$6,417,447	833,011	$11,620,829
Class C	532,036	6,324,954	942,583	13,000,944
Class R	1,453	17,466	15,641	211,798
Class Y	236,208	3,037,722	632,505	8,888,535

Issued as reinvestment of dividends:
Class A	37,862	455,480	29,246	398,039
Class C	30,841	362,696	6,054	81,183
Class R	516	6,163	168	2,278
Class Y	18,615	225,615	30,024	410,419

Reacquired:
Class A	(601,645)	(7,415,897)	(828,964)	(11,467,192)
Class C	(194,190)	(2,349,844)	(128,772)	(1,736,989)
Class R	(1,726)	(21,964)	(2,669)	(35,811)
Class Y	(1,663,103)	(20,996,623)	(261,111)	(3,581,819)
Net increase (decrease) in share activity	(1,081,141)	$(13,936,785)	1,267,716	$17,792,214

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

18                         Invesco Select Opportunities Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/16	$12.96	$(0.04)	$0.42	$0.38	$—	$(0.31)	$(0.31)	$13.03	3.12%	$19,288	1.49	%(e)	1.78	%(e)	(0.32	)%(e)	26%
Year ended 10/31/15	14.55	(0.06)	(1.25)	(1.31)	—	(0.28)	(0.28)	12.96	(9.07)	19,719	1.48		1.71		(0.40)		18
Year ended 10/31/14	13.70	0.02	1.02	1.04	(0.07)	(0.12)	(0.19)	14.55	7.64	21,652	1.47		2.24		0.11		13
Year ended 10/31/13	10.63	0.11 (d)	3.13	3.24	(0.08)	(0.09)	(0.17)	13.70	30.84	5,019	1.47		6.17		0.84	(d)	10
Year ended 10/31/12(f)	10.00	(0.00)	0.63	0.63	—	—	—	10.63	6.30	1,186	1.48	(g)	15.54	(g)	(0.07	)(g)	7
Class C
Year ended 10/31/16	12.68	(0.13)	0.41	0.28	—	(0.31)	(0.31)	12.65	2.38	18,859	2.24	(e)	2.53	(e)	(1.07	)(e)	26
Year ended 10/31/15	14.35	(0.16)	(1.23)	(1.39)	—	(0.28)	(0.28)	12.68	(9.77)	14,226	2.23		2.46		(1.15)		18
Year ended 10/31/14	13.59	(0.10)	1.02	0.92	(0.04)	(0.12)	(0.16)	14.35	6.83	4,331	2.22		2.99		(0.64)		13
Year ended 10/31/13	10.62	0.01 (d)	3.12	3.13	(0.07)	(0.09)	(0.16)	13.59	29.87	527	2.22		6.92		0.09	(d)	10
Year ended 10/31/12(f)	10.00	(0.02)	0.64	0.62	—	—	—	10.62	6.20	90	2.23	(g)	16.29	(g)	(0.82	)(g)	7
Class R
Year ended 10/31/16	12.87	(0.07)	0.42	0.35	—	(0.31)	(0.31)	12.91	2.90	283	1.74	(e)	2.03	(e)	(0.57	)(e)	26
Year ended 10/31/15	14.49	(0.09)	(1.25)	(1.34)	—	(0.28)	(0.28)	12.87	(9.32)	279	1.73		1.96		(0.65)		18
Year ended 10/31/14	13.66	(0.02)	1.02	1.00	(0.05)	(0.12)	(0.17)	14.49	7.44	124	1.72		2.49		(0.14)		13
Year ended 10/31/13	10.63	0.07 (d)	3.12	3.19	(0.07)	(0.09)	(0.16)	13.66	30.44	68	1.72		6.42		0.59	(d)	10
Year ended 10/31/12(f)	10.00	(0.01)	0.64	0.63	—	—	—	10.63	6.30	11	1.73	(g)	15.79	(g)	(0.32	)(g)	7
Class Y
Year ended 10/31/16	13.05	(0.01)	0.43	0.42	—	(0.31)	(0.31)	13.16	3.41	7,350	1.24	(e)	1.53	(e)	(0.07	)(e)	26
Year ended 10/31/15	14.61	(0.02)	(1.26)	(1.28)	—	(0.28)	(0.28)	13.05	(8.82)	25,663	1.23		1.46		(0.15)		18
Year ended 10/31/14	13.74	0.05	1.02	1.07	(0.08)	(0.12)	(0.20)	14.61	7.88	22,869	1.22		1.99		0.36		13
Year ended 10/31/13	10.64	0.14 (d)	3.13	3.27	(0.08)	(0.09)	(0.17)	13.74	31.11	3,610	1.22		5.92		1.09	(d)	10
Year ended 10/31/12(f)	10.00	0.00	0.64	0.64	—	—	—	10.64	6.40	1,049	1.23	(g)	15.29	(g)	0.18	(g)	7
Class R5
Year ended 10/31/16	13.05	(0.01)	0.44	0.43	—	(0.31)	(0.31)	13.17	3.49	13	1.24	(e)	1.43	(e)	(0.07	)(e)	26
Year ended 10/31/15	14.62	(0.02)	(1.27)	(1.29)	—	(0.28)	(0.28)	13.05	(8.89)	13	1.23		1.32		(0.15)		18
Year ended 10/31/14	13.74	0.05	1.03	1.08	(0.08)	(0.12)	(0.20)	14.62	7.96	15	1.22		1.87		0.36		13
Year ended 10/31/13	10.64	0.14 (d)	3.13	3.27	(0.08)	(0.09)	(0.17)	13.74	31.12	46	1.22		5.90		1.09	(d)	10
Year ended 10/31/12(f)	10.00	0.00	0.64	0.64	—	—	—	10.64	6.40	11	1.23	(g)	15.35	(g)	0.18	(g)	7
Class R6
Year ended 10/31/16	13.05	(0.01)	0.43	0.42	—	(0.31)	(0.31)	13.16	3.41	12	1.24	(e)	1.43	(e)	(0.07	)(e)	26
Year ended 10/31/15	14.61	(0.02)	(1.26)	(1.28)	—	(0.28)	(0.28)	13.05	(8.82)	12	1.23		1.32		(0.15)		18
Year ended 10/31/14	13.73	0.05	1.03	1.08	(0.08)	(0.12)	(0.20)	14.61	7.96	14	1.22		1.83		0.36		13
Year ended 10/31/13	10.64	0.13 (d)	3.13	3.26	(0.08)	(0.09)	(0.17)	13.73	31.02	13	1.22		5.89		1.09	(d)	10
Year ended 10/31/12(f)	10.80	0.00	(0.16)	(0.16)	—	—	—	10.64	(1.48)	10	1.23	(g)	11.37	(g)	0.18	(g)	7

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.04) and (0.37)%, $(0.14) and (1.12)%, $(0.08) and (0.62)%, $(0.01) and (0.12)%, $(0.01) and (0.12)%, $(0.02) and (0.12)%, for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Ratios are based on average daily net assets (000’s omitted) of $18,983, $16,934, $267, $8,377, $12, and $12 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of August 3, 2012 for Class A, Class C, Class R, Class Y and Class R5 shares and September 24, 2012 for Class R6 shares, respectively.
(g)	Annualized.

NOTE 12—Subsequent Event

Effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed in Note 2) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.02%, 1.77%, 1.27%, 0.77%, 0.77% and 0.77%, respectively, of the Fund’s average daily net assets.

19                         Invesco Select Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of the Invesco Select Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Select Opportunities Fund (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period August 3, 2012 (commencement of operations) through October 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

20                         Invesco Select Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		Hypothetical (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (10/31/16)	Expenses Paid During Period[2,4]
A	$1,000.00	$1,039.10	$7.64	$1,017.65	$7.56	1.49%
C	1,000.00	1,035.20	11.46	1,013.88	11.34	2.24
R	1,000.00	1,038.60	8.92	1,016.39	8.82	1.74
Y	1,000.00	1,041.10	6.36	1,018.90	6.29	1.24
R5	1,000.00	1,041.10	6.36	1,018.90	6.29	1.24
R6	1,000.00	1,041.10	6.36	1,018.90	6.29	1.24

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective January 1, 2017, the Fund’s Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C and Class R, Class Y, Class R5 and Class R6 shares to 1.02%, 1.77%, 1.27%, 0.77%, 0.77% and 0.77% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.00%, 1.75%, 1.25%, 0.75%, 0.75% and 0.75% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.13, $8.95, $6.41, $3.85, $3.85 and $3.85 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.08, $8.87, $6.34, $3.81, $3.81 and $3.81 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

21                         Invesco Select Opportunities Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM International Mutual Funds (Invesco International Mutual Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Select Opportunities Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior

Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Canada Ltd. currently manages assets of the Fund.

The Board noted that the Fund recently began operations and that comparative performance data for only the past three calendar years was available. The Board compared the Fund’s performance during the past three calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Global Small/Mid-Cap Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one and three year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was below the performance of the Index for the one and three year periods. Invesco Advisers noted that performance was negatively impacted by an overweight allocation to energy and stock selection in several other sectors. The Trustees

22                         Invesco Select Opportunities Fund

also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 29, 2017 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was below the rate of one Canadian fund advised by Invesco Advisers. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that Invesco Advisers and its affiliates did not make a profit from managing the Fund as a result of fee and expense waivers. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

23                         Invesco Select Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$1,030,300
Qualified Dividend Income*	94.17%
Corporate Dividends Received Deduction*	16.43%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$150,410

24                         Invesco Select Opportunities Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Select Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Select Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Select Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Select Opportunities Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611	SOPP-AR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it has relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PricewaterhouseCoopers LLP’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In October 2016, in connection with its annual communication, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue to serve as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Fund will need to take other action in order for the Fund’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. In addition, the SEC has indicated that the no-action relief will expire 18 months from its issuance after which the Invesco Funds will no longer be able rely on the letter unless its term is extended or made permanent by the SEC Staff

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2016	Fees Billed for Services Rendered to the Registrant for fiscal year end 2015

Audit Fees	$318,950	$259,490
Audit-Related Fees	$0	$0
Tax Fees(1)	$94,605	$136,912
All Other Fees	$0	$0

Total Fees	$413,555	$396,402

(g) PWC billed the Registrant aggregate non-audit fees of $94,605for the fiscal year ended 2016, and $136,912 for the fiscal year ended 2015, for non-audit services rendered to the Registrant.

(1)

Tax fees for the fiscal year end October 31, 2016 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax fees for fiscal year end October 31, 2015 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2016 That Were Required to be Pre- Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2015 That Were Required to be Pre- Approved by the Registrant’s Audit Committee

Audit-Related Fees	$635,000	$574,000
Tax Fees	$0	$0
All Other Fees	$2,193,000	$3,750,000

Total Fees(1)	$2,828,000	$4,324,000

(1)

Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization.

  All other fees for the year end 2016 include fees billed related to the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions. All other fees for the year end 2015 include fees billed related to reviewing the operating effectiveness of strategic projects.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $5,032,000 for the fiscal year ended October 31, 2016, and $9,083,000 for the fiscal year ended October 31, 2015, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Investment Company complex of approximately $22 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended May 4, 2016

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee may from time to time delegate specific pre-approval authority to its Chair and/or Vice Chair, so that the Chair or, in his or her absence, Vice Chair may grant specific pre-approval for audit and non-audit services by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement between Audit Committee meetings. Any such delegation shall be reflected in resolutions adopted by the Audit Committee and may include such limitations as to dollar amount(s) and/or scope of service(s) as the Audit Committee may choose to impose. Any such delegation shall not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000 and any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000 must be pre-approved by the Audit Committee and may not be delegated to the Chair or Vice Chair.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;
•	Human resources;
•	Broker-dealer, investment adviser, or investment banking services ;
•	Legal services;
•	Expert services unrelated to the audit;
•	Any service or product provided for a contingent fee or a commission;
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
•	Tax services for persons in financial reporting oversight roles at the Fund; and
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•	Actuarial services; and
•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of November 21, 2016, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of November 21, 2016, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM International Mutual Funds (Invesco International Mutual Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 6, 2017

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 6, 2017

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	January 6, 2017

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.